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                                                                   Exhibit 10.14

                                 TEXAS ROADHOUSE

                               FRANCHISE AGREEMENT


May 31, 2003

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                                 TEXAS ROADHOUSE
                               FRANCHISE AGREEMENT
                                TABLE OF CONTENTS

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                                                                                                                      Page
I.              GRANT ..................................................................................................1
II.             SITE SELECTION, PLANS AND CONSTRUCTION..................................................................2
III.            TERM AND RENEWAL........................................................................................4
IV.             FEES ...................................................................................................5
V.              FRANCHISOR'S OBLIGATIONS................................................................................7
VI.             FRANCHISEE'S AGREEMENTS, REPRESENTATIONS, WARRANTIES AND COVENANTS......................................8
VII.            RESTAURANT OPERATIONS..................................................................................15
VIII.           ADVERTISING AND RELATED FEES...........................................................................19
IX.             MARKS .................................................................................................21
XI.             BOOKS AND RECORDS......................................................................................26
XII.            INSURANCE..............................................................................................27
XIII.           DEBTS AND TAXES........................................................................................29
XIV.            TRANSFER OF INTEREST...................................................................................30
XV.             INDEMNIFICATION........................................................................................37
XVI.            RELATIONSHIP OF THE PARTIES............................................................................38
XVII.           TERMINATION............................................................................................39
XVIII.          POST-TERMINATION.......................................................................................41
XIX.            MISCELLANEOUS..........................................................................................44
XX.             ACKNOWLEDGMENTS........................................................................................48

ATTACHMENTS

Attachment A -  Selected Terms
Attachment B -  Lease Rider
Attachment C -  Statement of Ownership Interests
Attachment D - Confidentiality Agreement and Ancillary Covenants Not to Compete Attachment E - Software License Agreement
Attachment F -  Chronological Table of Selected Events
Attachment G -  Electronic Funds Transfer
Attachment H -  All Applicable State Specific Amendments

EXHIBITS

Exhibit A - Agreement and Plan of Reorganization or Exchange

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                                 TEXAS ROADHOUSE

                               FRANCHISE AGREEMENT

        THIS Franchise Agreement (the "Agreement") is made and entered into this ____ day of __________________, 2003, by and between Texas Roadhouse Development Corporation, a Kentucky corporation ("Franchisor") and _________________________________________ ("Franchisee").

                                   WITNESSETH:

        WHEREAS, as a result of the expenditure of time, skill, effort and money, an affiliate of Franchisor has developed and owns a distinctive system ("System") relating to the establishment and operation of full-service restaurants featuring a specialized menu of steaks and ribs, related food items and full bar service;

        WHEREAS, the affiliate of Franchisor that owns the System also owns the Marks (as defined below) and has licensed Franchisor to use the System and the Marks for the purpose of licensing them to Franchisees and fulfilling its obligations under the Franchise Agreements;

        WHEREAS, the distinguishing characteristics of the System include, without limitation, distinctive exterior and interior design, decor, color scheme, and furnishings; special recipes and menu items; uniform standards, specifications, and procedures for operations; quality and uniformity of products and services offered; procedures for inventory, management and financial control; training and assistance; and advertising and promotional programs; all of which may be changed, improved, and further developed by Franchisor from time to time;

        WHEREAS, Franchisor identifies the System by means of certain trade names, service marks, trademarks, logos, emblems and indicia of origin, including, but not limited to, the mark "Texas Roadhouse" and such other trade names, service marks, and trademarks as are now designated, and may hereafter be designated, by Franchisor in writing for use in connection with the System ("Marks");

        WHEREAS, Franchisor continues to develop, use and control the use of such Marks in order to identify for the public the source of services and products marketed thereunder and under the System, and to represent the System's high standards of quality, appearance and service;

        WHEREAS, Franchisee understands and acknowledges the importance of Franchisor's high standards of quality, cleanliness, appearance and service and the necessity of operating the business franchised hereunder in conformity with Franchisor's standards and specifications; and

        WHEREAS, Franchisee desires to use the System in connection with the operation of a full-service Texas Roadhouse restaurant at the location specified in Attachment A hereto, as well as to receive the training and other assistance provided by Franchisor in connection therewith;

        NOW, THEREFORE, the parties, in consideration of the mutual undertakings and commitments set forth herein, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

I.      GRANT

        A. GRANT OF RIGHTS. Franchisor hereby grants to Franchisee, upon the terms and conditions in this Agreement, the right and license, and Franchisee hereby accepts the right and obligation, to operate a full-service Texas Roadhouse restaurant under the Marks and the System in accordance with this Agreement ("Restaurant" or "franchised business").

        B. APPROVED LOCATION. The specific street address of the Restaurant location approved by Franchisor ("approved location" or "location") shall be located within a non-exclusive geographic area (the "Designated Area"). Both the Designated Area and the street address of the approved location shall be set forth in Attachment A.

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This Agreement does not grant to Franchisee the right or license to operate the
Restaurant or to offer or sell any products or services described under this Agreement at or from any other location.

        C. ASSIGNED AREA.

               (1) Upon Franchisee's selection of an approved location for the Restaurant, Franchisee will be assigned a primary area of operation ("Assigned Area") that will also be described in Attachment A. No Assigned Area shall exceed a 15-mile radius. Except as provided in this Agreement, and subject to Franchisee's full compliance with this Agreement and any other agreement between Franchisee or any of its affiliates and Franchisor or any of its affiliates, neither Franchisor nor any affiliate shall establish, or authorize any person or entity other than Franchisee to establish, a full-service Texas Roadhouse restaurant in the Assigned Area during the term of this Agreement. Notwithstanding the above, Franchisor, any Texas Roadhouse Franchisee and any other authorized person or entity shall have the right, at any time, to advertise and promote the System and fill customer orders by providing catering and delivery services in the Assigned Area.

               (2) Franchisor retains all rights inside and outside the Assigned Area except those that are expressly granted to Franchisee in this Agreement. Accordingly, in the Assigned Area, Franchisor and its affiliates may, among other things: (i) offer and sell and authorize others to offer and sell collateral products and services including those offered and sold at Texas Roadhouse Restaurants (such as pre-packaged food products, t-shirts and other Texas Roadhouse memorabilia) under the Marks or other marks at or from any location or through any channel of distribution other than a full-service Texas Roadhouse Restaurant (including, but not limited to, grocery stores, catalogs, the Internet, other retail or restaurant locations, and other food service facilities such as kiosks, concessions, or multi-brand facilities providing a limited number or representative sample of the products and services normally offered by a full-service Texas Roadhouse Restaurant); (ii) establish and operate and license others to establish and operate any business other than a full-service Texas Roadhouse Restaurant, including other restaurants or food related businesses, under the Marks or under other marks; and (iii) establish and operate and license others to establish and operate full-service Texas Roadhouse Restaurants and other food service facilities in any Reserved Area. A Reserved Area is any enclosed area of retail sales establishments in excess of 250,000 square feet, food courts, airports, hospitals, cafeterias, commissaries, schools, hotels and stadiums, arenas, ballparks, festivals, fairs and other mass gathering locations or events.

        D. AREA OF PRIMARY RESPONSIBILITY. After Franchisee's selection of an approved location for the Restaurant, Franchisee shall also be assigned an area of primary responsibility ("Area of Primary Responsibility") by Franchisor, which shall be set forth in Attachment A. Franchisee shall make all commercially reasonable efforts to advertise and promote the franchised business in its Area of Primary Responsibility in accordance with Section VIII, but neither the Designated Area nor the Area of Primary Responsibility shall not be exclusive to Franchisee for any purpose except to the extent the include the Assigned Area.

        E. RELOCATION. Franchisee shall not relocate the Restaurant without the express prior written consent of Franchisor. If Franchisee is unable to continue the operation of the Restaurant at the approved location because of the occurrence of a force majeure event (as described in Section XIX.F.), then Franchisee may request approval of Franchisor to relocate the Restaurant to another location in the Assigned Area. Any other request to relocate the Restaurant shall also be subject to the same procedures. If Franchisor elects to grant Franchisee the right to relocate the Restaurant, then Franchisee shall comply with the site selection and construction procedures set forth in
Section II.

II.     SITE SELECTION, PLANS AND CONSTRUCTION

        A. SITE SELECTION. Franchisee assumes all cost, liability, expense and responsibility for locating, obtaining and developing a site for the Restaurant within the Designated Area and for constructing and equipping the Restaurant at such site.

        B. SITE APPROVAL. Prior to the execution of this Agreement, Franchisee shall have proposed and Franchisor shall have approved a site for the Restaurant that satisfies Franchisor's site selection guidelines. No site may be used for the location of the Restaurant unless it is first approved in writing by Franchisor.

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        C. SITE ACQUISITION. Within 150 days after Franchisor has approved the site for the Restaurant, Franchisee shall acquire by purchase or lease, at Franchisee's expense, the location for the Restaurant at such site as set forth below. Failure by Franchisee to acquire the site for the Restaurant within the time and in the manner required herein shall constitute a material event of default under this Agreement. After a location for the Restaurant is approved by Franchisor and acquired by Franchisee pursuant to this Agreement, the location shall be described in Attachment A.

        D. ZONING, PERMITS, LICENSES. Franchisee shall be responsible for obtaining all zoning classifications and clearances, including approval of the standard Texas Roadhouse building materials and signage, which may be required by state or local laws, ordinances or regulations or which may be necessary as a result of any restrictive covenants relating to the Restaurant premises (including, without limitation, those relating to zoning, easements, curb cuts, building height, signage, materials, environmental matters, set backs, and special conditions). Prior to beginning the construction or remodeling of the Restaurant, Franchisee shall (i) obtain all permits, licenses (including but not limited to liquor licenses) and certifications required for the lawful construction or remodeling and operation of the Restaurant (including sign placement), (ii) provide to Franchisor a comprehensive construction schedule detailing site specific construction and development activities, and (iii) certify in writing to Franchisor that the insurance coverage specified in
Section XII. is in full force and effect and that all required approvals, clearances, permits and certifications have been obtained. Upon request, Franchisee shall provide to Franchisor additional copies of Franchisee's insurance policies or certificates of insurance and copies of all such approvals, clearances, permits and certifications.

        E. ENVIRONMENTAL AUDIT. Before Franchisee purchases or signs a binding lease for the site that Franchisor has approved for the Restaurant, Franchisee shall obtain and furnish to Franchisor a Phase I environmental site assessment (an "Environmental Audit") of the site. The Environmental Audit shall be prepared by a competent, reputable environmental engineering firm and shall contain or refer to all reports, studies, analyses, database searches, interviews and visual inspections that indicate the potential or actual presence of hazardous or toxic materials in, on or under the site or that relate to compliance by Franchisee's predecessors in interest with any environmental laws that apply to the site. Franchisor reserves the right to revoke its approval of the site if the Environmental Audit discloses any risk of contamination or unlawful uses that might expose the owner or lessee of the site to a liability in excess of $5,000 to clean up and eliminate the source of the contamination or unlawful use.

        F. PLANS. Franchisee must independently obtain any architectural, engineering and design services it deems necessary for the construction or remodeling of the Restaurant at its own expense. Franchisee shall adapt the prototypical architectural and design plans provided to Franchisee by Franchisor in accordance with Section V.C. as necessary for the construction or remodeling of the Restaurant and shall submit such adapted plans to Franchisor for review and approval. Alternatively, at Franchisor's discretion, Franchisee shall prepare and submit to Franchisor for Franchisor's review architectural and design plans for the Restaurant conforming to Franchisor's specifications provided under Section V.C. All such architectural and design plans (whether adapted from Franchisor's prototypical plans or designed to conform to Franchisor's specifications) shall be provided to Franchisor for review prior to the commencement of construction or remodeling of the Restaurant premises. If Franchisor determines, in its sole discretion, that any such plans are not consistent with the best interests of the System, Franchisor may prohibit the implementation of such plans, and in this event will notify Franchisee of any objection(s) within sixty (60) days of receiving such plans. If Franchisor fails to notify Franchisee of an objection to the plans within this time period, Franchisee may use such plans. If Franchisor objects to any such plans, it shall provide Franchisee with a reasonably detailed list of changes necessary to make the plans acceptable. Franchisor shall, upon a resubmission of the plans with such changes, notify Franchisee within thirty (30) days of receiving the resubmitted plans whether the plans are acceptable. If Franchisor fails to notify Franchisee of any objection within such time period, Franchisee may use the resubmitted plans.

        G. LEASE; CONTRACT OF SALE. If Franchisee will purchase the premises for the Restaurant, then not later than ten (10) business days prior to the proposed date of execution, Franchisee shall submit a copy of the proposed contract of sale to Franchisor for its written consent and shall furnish to Franchisor a copy of the executed contract of sale within ten (10) days after execution. If Franchisee will occupy the premises of the Restaurant under a lease, then not later than ten (10) business days prior to the proposed date of execution, Franchisee shall submit a copy of the lease to Franchisor for written consent and shall furnish to Franchisor a copy of the executed lease within ten (10) days after execution. No consent of sale or lease for the Restaurant premises shall contain any term that is contrary to or inconsistent with any provision of this Agreement, nor shall any lease be consented to by Franchisor

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unless a rider to the lease, prepared by Franchisor and executed by Franchisor,
Franchisee and the lessor, in substantially the form attached as Attachment B, is attached to the lease and incorporated therein. Franchisor may, in its reasonable discretion, accept another writing containing the same terms and conditions as the rider in lieu thereof.

        H. CONSTRUCTION. Franchisee shall commence and diligently pursue construction or remodeling of the Restaurant, as applicable. Commencement of construction or remodeling shall be defined as the time at which any site work is initiated by or on behalf of Franchisee at the location approved for the Restaurant. Site work includes, without limitation, paving of parking areas, installing outdoor lighting and sidewalks, extending utilities, demising of interior walls and demolishing of any existing premises. During the time of construction or remodeling, Franchisee shall provide Franchisor with such periodic reports regarding the progress of the construction or remodeling as may be reasonably requested by Franchisor. In addition, Franchisor shall make such on-site inspections as it may deem reasonably necessary to evaluate such progress and may charge a fee (plus expenses) in connection therewith. Franchisee shall notify Franchisor of the scheduled date for completion of construction or remodeling no later than 60 days prior to such date. Within a reasonable time after the date of completion of construction or remodeling, Franchisor shall, at its option, conduct an inspection of the completed Restaurant. Franchisee acknowledges and agrees that Franchisee will not open the Restaurant for business without the written authorization of Franchisor and that authorization to open shall be conditioned upon Franchisee's strict compliance with this Agreement.

        I. OPENING DATE.

               (1) Franchisee acknowledges that time is of the essence. Subject to Franchisee's compliance with the conditions stated below, Franchisee shall open the Restaurant and commence business within 240 days after the execution of this Agreement, unless Franchisee obtains an extension of such time period from Franchisor in writing. The date the Restaurant opens for business to the public as provided herein ("Opening Date") shall be set forth in Attachment A.

               (2) Prior to opening, Franchisee shall complete all exterior and interior preparations for the Restaurant, including installation of equipment, fixtures, furnishings and signs, pursuant to the plans and specifications approved by Franchisor, and shall comply with all other pre-opening obligations of Franchisee, including, but not limited to, those obligations described in Sections VI.B.-G., to Franchisor's satisfaction. Within thirty (30) days following the issuance of the certificate of occupancy, Franchisee shall provide Franchisor with a copy of such certificate of occupancy, together with all such other information relating to the construction of the Restaurant as Franchisor may require. If Franchisee fails to comply with any of such obligations, Franchisor shall have the right to prohibit Franchisee from commencing business. Franchisee's failure to open the Restaurant and commence business in accordance with the foregoing shall be deemed a material event of default under this Agreement.

III.    TERM AND RENEWAL

        A. INITIAL TERM. Unless sooner terminated as provided in Section XVII. hereof, the term of this Agreement shall continue from the date stated on the first page hereof until the earlier of (i) ten (10) years from Opening Date or
(ii) the expiration or termination of Franchisee's right to possess the Restaurant premises.

        B. RENEWAL. Franchisee may, at its option, renew the rights under this Agreement for two (2) additional consecutive terms of five (5) years each (provided that such renewal term shall automatically terminate upon the expiration or termination of Franchisee's right to possess the Restaurant premises), subject to any or all of the following conditions which must, in Franchisor's discretion, be met prior to and at the time of renewal:

               (1) Franchisee shall give Franchisor written notice of Franchisee's election to renew not less than six (6) months nor more than twelve
(12) months prior to the end of the initial term or first renewal term, as applicable;

               (2) Franchisee shall repair or replace, at Franchisee's cost and expense, equipment (including computer hardware and software), signs, interior and exterior decor items, fixtures, furnishings, catering or delivery

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vehicles, if applicable, supplies and other products and materials required for the operation of the Restaurant as Franchisor may reasonably require and shall obtain, at Franchisee's cost and expense, any new or additional equipment, fixtures, supplies and other products and materials which may be reasonably required by Franchisor for Franchisee to offer and sell new menu items from the Restaurant or to provide the Restaurant's services by alternative means such as through carry-out, catering or delivery arrangements and shall otherwise modernize the Restaurant premises, equipment (including computer hardware and software), signs, interior and exterior decor items, fixtures, furnishings, catering or delivery vehicles, if applicable, supplies and other products and materials required for the operation of the Restaurant, as reasonably required by Franchisor to reflect the then-current standards and image of the System as contained in the Manuals (as defined in Section V.D.) or otherwise provided in writing by Franchisor;

               (3) Franchisee shall not be in default, and shall not have previously been in default, of any provision of this Agreement, any amendment hereof or successor hereto, or any other agreement between Franchisee or any of its affiliates and Franchisor or any of its affiliates, and Franchisee shall have substantially and timely complied with all the terms and conditions of such agreements during the terms thereof;

               (4) Franchisee shall have satisfied all monetary obligations owed by Franchisee to Franchisor and its affiliates under this Agreement and any other agreement between Franchisee or any of its affiliates and Franchisor or any of its affiliates and shall have timely met those obligations throughout the terms thereof;

               (5) Franchisee shall present satisfactory evidence that Franchisee has the right to remain in possession of the Restaurant premises or obtain Franchisor's approval of a new site for the operation of the Restaurant for the duration of the renewal term of this Agreement;

               (6) FRANCHISEE SHALL EXECUTE FRANCHISOR'S THEN-CURRENT FORM OF FRANCHISE AGREEMENT, which agreement shall supersede this Agreement in all respects, and the terms of which may differ from the terms of this Agreement, including, without limitation, a higher percentage royalty fee and a higher advertising contribution or expenditure requirement; provided, that Franchisee shall pay to Franchisor, in lieu of an initial franchise fee, a renewal fee equal to the greater of thirty percent (30%) of the then-current initial franchise fee or $15,000;

               (7) Franchisee and the Controlling Principals (as defined in
Section XIX.Q.) shall execute a general release of any and all claims against Franchisor and its affiliates, their respective partners, and the officers, directors, shareholders, partners, agents, representatives, independent contractors, servants and employees of each of them, in their corporate and individual capacities, including, without limitation, claims arising under this Agreement or under federal, state or local laws, rules, regulations or orders; and

               (8) Franchisee shall comply with Franchisor's then-current qualification and training requirements.

IV.     FEES

        A. INITIAL FRANCHISE FEE. Franchisee shall pay to Franchisor an initial franchise fee of Forty Thousand Dollars ($40,000), Fifteen Thousand Dollars ($15,000) of which shall be paid upon the execution of this Agreement; Fifteen Thousand Dollars ($15,000) of which shall be paid upon the commencement of construction of the Restaurant (as defined in Section II.H); and the remaining Ten Thousand Dollars ($10,000) of which, less the deposit Franchisee paid on execution of the Preliminary Agreement, shall be paid four (4) weeks before the Opening Date. The installments of the initial franchise fee when so paid shall be deemed fully earned and nonrefundable in consideration of the administrative and other expenses incurred by Franchisor in granting the license hereunder and for its lost or deferred opportunity to grant such license to any other party.

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        B. ROYALTY FEE; ROYALTY REPORT.

               (1) During the term of this Agreement, Franchisee shall pay to Franchisor, in partial consideration for the rights herein granted, a continuing royalty fee of four percent (4%). The royalty fee and any other periodic fee required by the Agreement shall be due and payable each month based on the Gross Sales for the preceding month and shall be paid so that it is received by Franchisor on or before the tenth (10th) day following the end of each month, provided that such day is a business day. A business day for the purpose of this Agreement means any day other than Saturday, Sunday or the following national holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas. If the date on which such payments would otherwise be due is not a business day, then payment shall be due on the next business day.

               (2) Each royalty fee payment shall be accompanied by a report ("Royalty Report") itemizing the Gross Sales for the preceding month and any other reports required hereunder. Notwithstanding the foregoing, Franchisee shall provide Franchisor with (a) such Gross Sales information as Franchisor may request on the fifth day of each month (or next business day if the fifth day is not a business day) and (b) a weekly report ("Weekly Sales Report") on or before 5:00 p.m. (E.S.T.) each Wednesday, of Gross Sales of the Restaurant for the preceding week. All reports shall be provided by facsimile transmission, by telephone or by such other means as Franchisor may reasonably designate.

        C. ELECTRONIC FUNDS TRANSFER. Upon execution of this Agreement and at any time thereafter as Franchisor may require, Franchisee shall execute Attachment G to this Agreement and all other documents and instruments necessary to permit Franchisor to withdraw by electronic funds transfer from Franchisee's designated bank account the royalty fee, advertising contribution and other amounts owed to Franchisor on the date or dates that such amounts are due. For payments based on Gross Sales, Franchisee agrees that Franchisor may calculate the amounts due based on its electronic review of your records (as further described in Section VII.E.(9) below) or, in its discretion, on the Royalty Report for the applicable period. If the Royalty Report for the applicable period has not been received within the time period required by this Agreement, then Franchisor may base the amount due on Franchisee's Gross Sales during the most recent prior period for which Franchisee has reported Gross Sales. If information for the applicable period is subsequently received, and reflects (i) that the actual amount due was more than the amount of the payment, then Franchisor shall be entitled to withdraw additional funds representing the amount of the difference, or (ii) that the actual amount due was less than the amount of the payment, then Franchisor shall credit the excess amount to the payment of Franchisee's future obligations, as applicable. Franchisee agrees that it shall be responsible for any transfer fee or similar charge imposed by the processing bank, and for the amount of the payment due (plus any service charge) should any electronic funds transfer not be honored fro any reason. If payments are not received when due, interest may be charged by Franchisor in accordance with Section IV.D below. To facilitate the implementation of this
Section IV.C., Franchisee further agrees that it shall at all times throughout the term of this Agreement maintain a minimum balance of Ten Thousand Dollars ($10,000) in the Franchisee's bank account designated in Attachment G.

        D. OVERDUE PAYMENTS. Franchisee shall not be entitled to withhold payments due Franchisor under this Agreement on grounds of alleged nonperformance by Franchisor hereunder. Any payment or Royalty Report not actually received by Franchisor on or before the date due shall be deemed overdue. Time is of the essence with respect to all payments to be made by Franchisee to Franchisor. All unpaid obligations under this Agreement shall bear interest beginning five (5) days after the date due until paid at the lesser of
(i) eighteen percent (18%) per annum, or (ii) the maximum rate allowed by applicable law. Notwithstanding anything to the contrary contained herein, no provision of this Agreement shall require the payment or permit the collection of interest in excess of the maximum rate allowed by applicable law. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided in this Agreement, the provisions of this paragraph shall govern and prevail, and neither Franchisee nor its Principals shall be obligated to pay the excess amount of such interest. If for any reason interest in excess of the maximum rate allowed by applicable law shall be deemed charged, required or permitted, any such excess shall be applied as a payment and reduction of any other amounts which may be due and owing hereunder, and if no such amounts are due and owing hereunder then such excess shall be repaid to the party that paid such interest.

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        E. GROSS SALES. For the purposes of determining the royalties to be paid hereunder, "Gross Sales" shall mean the total selling price of all services and products and all income of every other kind and nature related to the Restaurant, whether for cash or credit and regardless of collection in the case of credit. "Gross Sales" shall specifically include all proceeds from the sale of coupons, gift certificates or vouchers; provided that at the time such coupons, gift certificates or vouchers are redeemed the retail price of the item may be credited against Gross Sales during the month in which such coupon, gift certificate or voucher is redeemed for the purpose of determining the amount of Gross Sales upon which the royalty fee is due.

        "Gross Sales" shall expressly exclude the following:

               (1) Receipts from the operation of any public telephone installed in the Restaurant, the sale of tobacco products or products from vending machines located at the Restaurant, except for any amount representing Franchisee's share of such revenues;

               (2) Sums representing sales taxes collected directly from customers, based upon present or future laws of federal, state or local governments, collected by Franchisee in the operation of the Restaurant, and any other tax, excise or duty which is levied or assessed against Franchisee by any federal, state, municipal or local authority, based on sales of specific merchandise sold at or from the Restaurant, provided that such taxes are actually transmitted to the appropriate taxing authority;

               (3) Tips or gratuities paid directly by Restaurant customers to employees of Franchisee or paid to Franchisee and then turned over to such employees by Franchisee in lieu of direct tips or gratuities;

               (4) Returns to shippers or manufacturers;

               (5) Proceeds from isolated sales of trade fixtures not constituting any part of Franchisee's products and services offered for resale at the Restaurant nor having any material effect upon the ongoing operation of the Restaurant required under this Agreement;

               (6) The value of any meals provided to Franchisee's employees as an incident to their employment, except to the extent that Franchisee receives payment for such meals; and

               (7) Any proceeds resulting from the sale of the Restaurant or Franchisee's rights hereunder.

               (8) Franchisor may, from time to time, authorize certain other items to be excluded from Gross Sales. Any such permission may be revoked or withdrawn at any time in writing by Franchisor in its discretion.

        F. OTHER FEES. Franchisee shall pay such other fees or amounts described in this Agreement.

V.      FRANCHISOR'S OBLIGATIONS

        Franchisor agrees to provide or arrange for the provision of the services described below with regard to the Restaurant:

        A. SITE SELECTION ASSISTANCE. Franchisor has provided written site selection guidelines and such site selection assistance as Franchisor has deemed advisable pursuant to the terms of a Preliminary Agreement entered into by and between Franchisor and Franchisee ("Preliminary Agreement").

        B. ON-SITE EVALUATIONS. Franchisor has provided all necessary or appropriate on-site evaluation of the approved location pursuant to the terms of the Preliminary Agreement, and Franchisee acknowledges the sufficiency of such services.

        C. ARCHITECTURAL PLANS. Franchisor shall provide, on loan, a set of prototypical architectural and design plans for a Texas Roadhouse restaurant, or, at Franchisor's discretion, specifications for such Restaurant. Franchisee shall independently, and at Franchisee's expense, have such prototypical architectural and design plans

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adapted for construction or remodeling of the Restaurant or shall prepare architectural and design plans for the Restaurant in accordance with Franchisor's specifications.

        D. MANUALS. On loan, one set of Confidential Operations Manuals and other manuals, bulletins, directives and written standards that Franchisor has developed for use in the franchised business. The Confidential Operations Manuals and all other manuals, bulletins, directives and written standards that Franchisor develops, as revised by Franchisor from time to time, are collectively referred to as the "Manuals".

        E. SOFTWARE. At Franchisor's discretion, for a reasonable cost, certain computer software to be used in the operation of the Restaurant, which may be licensed to Franchisee by Franchisor pursuant to Section VII.F. If Franchisor licenses such computer software to Franchisee, then Franchisor shall also make available to Franchisee at a reasonable cost any upgrades, enhancements or replacements to the software that are developed from time to time by or on behalf of Franchisor.

        F. QUALITY INSPECTIONS. Visits to the Restaurant and evaluations of the products sold and services rendered therein from time to time as reasonably determined by Franchisor, as more fully described in Section VII.E.6.

        G. ADVERTISING MATERIALS. Certain advertising and promotional materials and information developed or acquired by Franchisor from time to time for use by Franchisee in marketing and conducting local advertising for the Restaurant at a reasonable cost to Franchisee. Franchisor shall have the right to review and approve or disapprove all advertising and promotional materials that Franchisee proposes to use, pursuant to Section VIII.

        H. OPERATIONAL ADVICE. Advice and written materials concerning techniques of managing and operating the Restaurant from time to time developed by Franchisor, including new developments and improvements in restaurant equipment and food products and the packaging and preparation thereof.

        I. COLLATERAL MERCHANDISE, EQUIPMENT AND DECOR. From time to time and at Franchisor's discretion Franchisor may make available, at a reasonable cost, for resale to Franchisee's customers, certain merchandise identifying the System, such as pre-packaged food products and Texas Roadhouse memorabilia. Similarly, at Franchisor's discretion, Franchisor may make available from time to time certain restaurant equipment and decor items at a reasonable cost.

        J. APPROVED SUPPLIER LIST. A list of approved suppliers as described in
Section VII.D. from time to time as Franchisor deems appropriate.

        K. TRAINING. An initial training program and other training programs for Franchisee's Operating Principal, Managers and other Restaurant personnel in accordance with the provisions of Section VI.G.(1), (2) and (3).

        L. OPENING ASSISTANCE. On-site pre-opening and opening assistance at the Restaurant in accordance with the provisions of Section VI.G.(4).

        M. ADVERTISING FUND. Establishment and administration of an advertising fund and/or advertising cooperatives and placement of a Yellow Pages trademark and other business listings at Franchisor's discretion in accordance with
Section VIII.

VI.     FRANCHISEE'S AGREEMENTS, REPRESENTATIONS, WARRANTIES AND COVENANTS

        A. RESTAURANT OPERATIONS. Each of Franchisee and the Controlling Principals covenants and agrees that it shall make all commercially reasonable efforts to operate the Restaurant so as to achieve optimum sales.

        B. ORGANIZATION AND OWNERSHIP INFORMATION. If Franchisee is a corporation, partnership, limited liability company or other form of legal entity, Franchisee and the Controlling Principals represent, warrant and covenant that:

                                        8
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               (1) Franchisee is duly organized and validly existing under the state law of its formation;

               (2) Franchisee is duly qualified and is authorized to do business in each jurisdiction in which its business activities or the nature of the properties owned by it require such qualification;

               (3) Franchisee's corporate charter, written partnership agreement, written limited liability company operating agreement or other governing documents shall at all times provide that the activities of Franchisee are confined exclusively to the operation of the Restaurant, unless otherwise consented to in writing by Franchisor and shall contain no term that is contrary to or inconsistent with any provision of this Agreement, as determined by Franchisor in its sole discretion;

               (4) The execution of this Agreement and the consummation of the transactions contemplated hereby are within Franchisee's corporate power, if Franchisee is a corporation, or if Franchisee is a partnership, permitted under Franchisee's written partnership agreement and have been duly authorized by Franchisee;

               (5) If Franchisee is a corporation, partnership, limited liability company or other entity, Franchisee shall have provided to Franchisor, prior to the execution of this Agreement, true and correct copies as applicable of Franchisee's articles of incorporation, bylaws, partnership agreement, articles of organization and limited liability company operating agreement and other governing documents and any amendments thereto, as well as resolutions of the Board of Directors, partners or members authorizing entry into and performance of this Agreement. During the term of this Agreement, Franchisee shall promptly provide to Franchisor true and correct copies of any amendments or other changes to such governing documents. No such documents shall contain any provision that is contrary to or inconsistent with any provision of this Agreement;

               (6) If Franchisee is a corporation, partnership, limited liability company or other form of legal entity, the ownership interests in Franchisee are accurately and completely described in Attachment C. Further, if Franchisee is a corporation, Franchisee shall maintain at all times a current list of all owners of record and all beneficial owners of any class of voting securities in Franchisee or, if Franchisee is a partnership or other form of legal entity, Franchisee shall maintain at all times a current list of all owners of an interest in the partnership or entity. Franchisee shall make its list of owners available to Franchisor upon request;

               (7) If Franchisee is a corporation, Franchisee shall maintain stop-transfer instructions against the transfer on its records of any of its equity securities and each stock certificate representing stock of the corporation shall have conspicuously endorsed upon it a statement in a form satisfactory to Franchisor that it is held subject to all restrictions imposed upon assignments by this Agreement; provided, however, that the requirements of this Section shall not apply to the transfer of equity securities of a publicly-held corporation (as defined in Section XIX.Q). If Franchisee is a partnership, its written partnership agreement shall provide that ownership of an interest in the partnership is held subject to all restrictions imposed upon assignments by this Agreement;

               (8) Franchisee and, at Franchisor's request, each of the Controlling Principals, have provided Franchisor with the most recent financial statements of Franchisee and such Controlling Principals. Such financial statements present fairly the financial position of Franchisee and each of the Controlling Principals, as applicable, at the dates indicated therein and with respect to Franchisee, the results of its operations and its cash flow for the years then ended. Franchisee agrees that it shall maintain at all times, during the term of this Agreement, sufficient working capital to fulfill its obligations under this Agreement. Each of the financial statements mentioned above has been prepared in conformity with generally accepted accounting principles applicable to the respective periods involved and, except as expressly described in the applicable notes, applied on a consistent basis. No material liabilities, adverse claims, commitments or obligations of any nature exist as of the date of this Agreement, whether accrued, unliquidated, absolute, contingent or otherwise, which are not reflected as liabilities on the financial statements of Franchisee or the Controlling Principals;

               (9) If, after the execution of this Agreement, any person ceases to qualify as one of Franchisee's Principals (defined in Section XIX.Q.) or if any individual succeeds to or otherwise comes to occupy a position which would, upon designation by Franchisor, qualify him as one of Franchisee's Principals, Franchisee shall notify Franchisor within ten (10) days after any such change and, upon designation of such person by Franchisor as one of Franchisee's Principals or as a Controlling Principal, as the case may be, such person shall execute such documents and instruments (including, as applicable, this Agreement) as may be required by Franchisor to be executed by others in such positions; and

               (10) Franchisee's Principals shall each execute and bind themselves to the confidentiality and noncompetition covenants set forth in the Confidentiality Agreement and Ancillary Covenants Not to Compete which forms Attachment D to this Agreement (see Sections X.B(2) and X.C(4)). The Controlling Principals shall, jointly and severally, guarantee Franchisee's performance of all of Franchisee's obligations, covenants and agreements hereunder pursuant to the terms and conditions of the guaranty contained herein, and shall otherwise bind themselves to the terms of this Agreement as stated herein.

        Franchisee and the Controlling Principals acknowledge and agree that the representations, warranties and covenants set forth above in Section VI.B.(1)-(10) are continuing obligations of Franchisee and the Controlling Principals, as applicable, and that any failure to comply with such representations, warranties and covenants shall constitute a material event of default under this Agreement. Franchisee and the Controlling Principals will cooperate with Franchisor in any efforts made by Franchisor to verify compliance with such representations, warranties and covenants.

        C. OPERATING PRINCIPAL. Upon the execution of this Agreement, Franchisee shall designate and retain an individual to serve as the Operating Principal of the Restaurant (the "Operating Principal"). The Operating Principal shall be one of the Controlling Principals. If Franchisee is an individual, Franchisee shall perform all obligations of the Operating Principal. The Operating Principal shall, during the entire period he serves as such, meet the following qualifications:

               (1) The Operating Principal must maintain a direct or indirect ownership interest in Franchisee. Except as may otherwise be provided in this Agreement, the Operating Principal's interest in Franchisee shall be and shall remain free of any pledge, mortgage, hypothecation, lien, charge, encumbrance, voting agreement, proxy, security interest or purchase right or options.

               (2) The Operating Principal must serve as the Managing Partner (as defined in Section VI.D) or, subject to the consent of Franchisor, designate another individual to serve as the Managing Partner of the Restaurant; provided, that Operating Principal shall take all necessary action to ensure that such designee conducts and fulfills all of such obligations in accordance with the terms of this Agreement and provided further, that Operating Principal shall remain fully responsible for such performance. Franchisor may grant or withhold its consent to any such designee in its reasonable discretion, giving due consideration to the requirements for a Managing Partner set forth in Section VI.D., below.

               (3) The Operating Principal shall devote substantial full time and best efforts to the supervision and conduct of the franchised business. Operating Principal shall execute this Agreement as one of the Controlling Principals, and shall be individually, jointly and severally, bound by all obligations of Franchisee, the Operating Principal and the Controlling Principals hereunder.

               (4) The Operating Principal (and any designee) shall meet Franchisor's standards and criteria for such individual, as set forth in the Manuals as defined herein or otherwise in writing by Franchisor.

               (5) If, during the term of this Agreement, the Operating Principal or any designee is not able to continue to serve in the capacity of Operating Principal or no longer qualifies to act as such in accordance with this Section, Franchisee shall promptly notify Franchisor and designate a replacement within thirty (30) days after the Operating Principal or such designee ceases to serve, such replacement being subject to the same qualifications and restrictions listed above. Franchisee shall provide for interim management of the activities contemplated under this Agreement until such replacement is so designated, such interim management to be conducted in accordance with this Agreement. Any failure to comply with the requirements of this Section VI.C. shall be deemed a material event of default under this Agreement.

        D. MANAGING PARTNER. Concurrently with the execution of this Agreement, Franchisee shall designate and retain at all times a managing partner ("Managing Partner") to direct the operation and management of the Restaurant. The Managing

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Partner shall be responsible for the daily operation of the Restaurant. The
Managing Partner may, but need not, be the same as the Operating Principal, but any Managing Partner who owns an ownership interest in Franchisee shall be one of the Controlling Principals, whether or not such person also serves as the Operating Principal. The Managing Partner (including, without limitation, any Managing Partner designated by an Operating Principal under Section VI.C.(2)) shall, during the entire period he serves as Managing Partner, meet the following qualifications:

               (1) The Managing Partner shall devote full time and best efforts to the supervision and management of the Restaurant. Without limitation of the foregoing, the Managing Partner shall have day-to-day responsibility for compliance with Franchisor's standards regarding recruiting, staff selection, training, service and kitchen shift staffing requirements, wait person station size, menus, recipes, kitchen food quality, plate presentation, temperature and preparation time guidelines, and shall at all times ensure that such standards are met.

               (2) The Managing Partner must be interviewed by Franchisor and all background checks and personality tests of the Managing Partner must be reviewed by Franchisor. The Managing Partner shall satisfy Franchisor's educational and business experience criteria as set forth in the Manuals as defined herein or otherwise in writing by Franchisor and shall at all times be an individual acceptable to Franchisor.

               (3) The Managing Partner shall satisfy the training requirements set forth in Section VI.G.

               (4) Franchisee acknowledges that the qualifications and experience of the Managing Partner of the Restaurant are critical to the successful operation of the Restaurant and the Texas Roadhouse System and further acknowledges that it is beneficial that the compensation program for all managing partners of franchised Texas Roadhouse restaurants be the same in all material respects. Accordingly, absent Franchisor's written consent,

                       (a) Franchisee shall pay the Managing Partner an annual base salary of at least $45,000 and shall distribute to the Managing Partner 10% of the Restaurant's pre-tax income (gross revenue less expenses, including depreciation and amortization, before taxes) on a monthly basis. In determining the pre-tax income of the Restaurant, the Franchisee shall not, absent Franchisor's prior written consent: (i) deduct any management fees, corporate overhead allocations or similar charges, in excess of three percent (3 1/2%) of the Restaurant's gross sales; or (ii) deduct any expenditure that is not directly related to, or does not directly benefit, the Restaurant; or (iii) deduct any percentage rent for the Restaurant premises in excess of six percent (6%) of the Restaurant's gross sales.

                       (b) The Managing Partner shall also be allowed to purchase a ten percent (10%) ownership interest in the Franchisee of the Restaurant within five (5) years following the date the Managing Partner is hired.

                       (c) Concurrently with the execution of this Agreement, Franchisee shall obtain Franchisor's approval of and enter into an employment agreement with the Managing Partner and any and all other agreements relating to the Managing Partner's acquisition of an ownership interest in Franchisee pursuant to the foregoing requirements. Franchisor's approval of such agreements shall not be unreasonably withheld.

               (5) If, during the term of this Agreement, the Managing Partner is not able to continue to serve in such capacity or no longer qualifies to act as such in accordance with this Section, Franchisee shall promptly notify Franchisor and designate a replacement within thirty (30) days after the Managing Partner ceases to serve, such replacement being subject to the same qualifications listed above. Franchisee shall provide for interim management of the Restaurant until such replacement is so designated, such interim management to be conducted in accordance with the terms of this Agreement. Any failure to comply with the requirements of this Section VI.D. shall be deemed a material event of default under this Agreement.

        E. MARKET PARTNER. If this Agreement relates to the second Restaurant that Franchisee and its affiliates (i.e., entities that control, are controlled by or are under common control with Franchisee) own, concurrently with the execution of this Agreement, Franchisee shall designate and retain at all times a market partner ("Market Partner") to supervise the Managing Partners and other senior managers and the operations of each Texas Roadhouse restaurant that Franchisees and its affiliates own. Without Franchisor's prior approval, a Market Partner may not supervise more than eight Restaurants and, unless Franchisor otherwise agrees, Franchisee shall be obligated to designate and retain an additional Market Partner not later than the time that Franchisee and its affiliates

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

open their ninth Restaurant. The Market Partner may not be involved in or supervise any other business or restaurant concept outside of Texas Roadhouse. The Market Partner may not be involved or supervise any other business or restaurant concept outside of Texas Roadhouse. Each Market Partner shall, during the entire period he serves as a Market Partner, meet the following qualifications:

               (1) The Market Partner shall devote full time and best efforts to the supervision of the Managing Partners and other senior managers of the Restaurants operated by Franchisee and its affiliates. Without limitation of the foregoing, the Market Partner shall ensure that the Managing Partner of each such Restaurant complies with Franchisor's standards regarding recruiting, staff selection, training, service and kitchen shift staffing requirements, wait person station size, menus, recipes, kitchen food quality, plate presentation, temperature and preparation time guidelines.

               (2) The Market Partner must be interviewed by Franchisor and all background checks and personality tests of the Market Partner must be reviewed by Franchisor. The Market Partner shall satisfy Franchisor's educational and business experience criteria as set forth in the Manuals as defined herein and in writing by Franchisor and shall at all times be an individual acceptable to Franchisor.

               (3) The Market Partner shall satisfy the training requirements set forth in Section VI.G.

               (4) Franchisee acknowledges that the qualifications and experience of all Market Partners are critical to the successful operation of the Restaurants that Franchisee and its affiliates operate and the Texas Roadhouse System and further acknowledges that it is beneficial that all market partners of franchised Texas Roadhouse restaurants be compensated at a rate commensurate with their skills and experience. Franchisee therefore agrees to compensate each Market Partner at a level commensurate with the skills and experience that a multi-unit supervisor must possess. Franchisor reserves the right to review and approve the compensation package that Franchisee offers to each Market Partner. Franchisor's approval shall not be unreasonably withheld.

               (5) If, during the term of this Agreement, the Market Partner assigned to supervise the Restaurant is not able to continue to serve in such capacity or no longer qualifies to act as such in accordance with this Section, Franchisee shall promptly notify Franchisor and designate a replacement within thirty (30) days after the Market Partner ceases to serve, such replacement being subject to the same qualifications listed above. Franchisee shall provide for interim supervision of the Restaurant until such replacement is so designated, such interim supervision to be conducted in accordance with the terms of this Agreement. Any failure to comply with the requirements of this
Section VI.E. shall be deemed a material event of default under this Agreement.

        F. OTHER SPECIFIED PERSONNEL. Franchisee will employ such additional managers and support personnel for the Restaurant as Franchisor from time to time designates in the Manuals. Franchisee will hire people for these positions who possess the qualifications and skills that Franchisor designates to perform the functions that Franchisor specifies. Franchisee will ensure that each such employee receives the initial and supplemental training that Franchisor requires. If Franchisor assigns a multi-Restaurant supervisory or oversight role to any such position, Franchisee will comply with Franchisor's guidelines for determining the number of Restaurants an individual may supervise or serve and, if appropriate, for sharing the individual's compensation with Franchisor and operators of other Restaurants.

        G. TRAINING AND ASSISTANCE. Franchisee agrees that it is necessary to the continued operation of the System and the Restaurant that the Operating Principal (including any successor or replacement Operating Principal) and other Restaurant personnel receive such training as Franchisor may require. Accordingly, Franchisee agrees as follows:

               (1) Not later than one hundred eighty (180) days prior to the Opening Date, Franchisee's Operating Principal, Market Partner (if a new Market Partner must be hired in connection with the Restaurant's opening), three (3) to four (4) managers selected by Franchisee and approved by Franchisor ("Managers"), and the Managing Partner, if different from the Operating Principal, shall attend Franchisor's initial training program. Training shall be completed, to Franchisor's satisfaction, not later than forty-five (45) days prior to the Opening Date. Franchisor may, in its discretion, extend the initial training program for any Operating Principal, Market Partner or Manager in order to satisfy itself of his or her capabilities. Such an extension may delay the opening of

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the Restaurant. Training shall be conducted by Franchisor or its designee at a
Texas Roadhouse restaurant operated by Franchisor or its affiliate or other location designated by Franchisor. If the Restaurant is the first Texas Roadhouse restaurant developed by Franchisee, Franchisor shall provide instructors and training materials for the initial training of the Operating Principal and Managers at no additional charge to Franchisee. Notwithstanding the foregoing sentence, if Franchisee controls, is controlled by, or is under common control with one or more other Franchisees that have previously established Texas Roadhouse restaurants, Franchisor reserves the right to charge a reasonable fee for any initial training provided by Franchisor. Franchisor also reserves the right to charge a reasonable fee for any initial training provided by Franchisor to any initial operating principal, market partner, manager, or other restaurant personnel for any Texas Roadhouse restaurant established by Franchisee subsequent to the first such Texas Roadhouse restaurant and otherwise for any initial training provided to any replacement or successor operating principal, market partner, manager or other restaurant personnel, whether for Franchisee's first or a subsequent Restaurant, if Franchisee is not approved by Franchisor to provide such training. Franchisee shall be responsible for any and all expenses incurred by Franchisee, its Operating Principal, Market Partner, Managers, and other Restaurant personnel in connection with any initial training program, including, without limitation, costs of travel, lodging, meals and wages.

        Franchisor shall determine, in its sole discretion, whether the Operating Principal, the Market Partner and the Managers have satisfactorily completed initial training. If the initial training program is not satisfactorily completed by the Operating Principal, the Market Partner or any Manager, or if Franchisor in its reasonable business judgment based upon the performance of the Operating Principal, the Market Partner or any Manager determines that the training program cannot be satisfactorily completed by any such person, Franchisee shall designate a replacement to satisfactorily complete such training. Any Operating Principal, Market Partner or Manager subsequently designated by Franchisee shall also receive and complete such initial training.

               (2) Franchisee's Operating Principal, Market Partner, Managers and such other Restaurant personnel as Franchisor shall designate shall attend such additional training programs and seminars as Franchisor may offer from time to time, if Franchisor requires such attendance. For all such programs and seminars, Franchisor will provide the instructors and training materials. However, Franchisor reserves the right to impose a reasonable fee for such additional training programs and seminars. Franchisee shall be responsible for any and all expenses incurred by Franchisee, its Operating Principal, Market Partner, Managers and other Restaurant personnel in connection with such additional training, including, without limitation, costs of travel, lodging, meals, and wages. In addition, Franchisor may from time to time require certain personnel employed by Franchisee to attend periodic system-wide meetings held at locations designated by Franchisor to address matters of general interest to the System. Franchisee shall cause all required personnel to attend such meetings and shall be responsible for the travel expenses, room, board and wages of its personnel attending the meetings.

               (3) Notwithstanding the above, upon the request of Franchisor and at all times subject to Franchisor's approval, Franchisee shall, at its expense, conduct the initial training program and other training programs required by Franchisor for any operating principal, manager or other restaurant personnel for any Texas Roadhouse restaurant developed by Franchisee subsequent to the first such Texas Roadhouse restaurant and for any replacement or successor operating principal, manager, and other Restaurant personnel at any of Franchisee's Texas Roadhouse restaurants. Prior to approving Franchisee to provide training, Franchisor shall have the right to evaluate Franchisee's Restaurant operations to determine whether they comply with Franchisor's operational requirements and to certify those persons whom Franchisee will use to conduct training. Franchisee shall pay a reasonable fee to Franchisor in connection with obtaining training certification. In addition, Franchisor may require Franchisee to have any person trained by Franchisee examined by Franchisor. If Franchisor determines, in its discretion, that any such person has not satisfactorily completed training, Franchisor may require that person to be retrained by Franchisor and may require Franchisee to pay a retraining fee. Franchisor's approval of Franchisee to conduct training may be revoked at any time in its discretion if Franchisee fails to continue to meet Franchisor's operational and training standards.

               (4) In connection with the opening of the Restaurant and following Franchisor's receipt of funds for those fees referenced in Section IV.A. above, Franchisor shall provide to Franchisee or arrange for the provision of an opening crew of trained representatives. The opening crew will provide on-site pre-opening and opening training, supervision, and assistance to Franchisee for a period of time ranging from fifteen (15) to twenty (20) days, although Franchisor may extend that period in its discretion. The number of opening crew representatives and the time period for which such assistance will be provided shall be determined by Franchisor based upon its assessment of Franchisee's operational requirements. For all members of the opening crew in excess of one (1), Franchisee shall pay the per diem fee then being charged to franchisees generally for opening crew assistance and shall pay or reimburse Franchisor or its designee for any expenses incurred by opening crew members, such as costs of travel, lodging and meals. Franchisee shall deposit with Franchisor or its designee all amounts that may be necessary to discharge estimated opening crew costs and expenses. Franchisee must make the deposit before Franchisor will schedule dates of availability or make travel arrangements for the opening crew.

               (5) Upon the reasonable request of Franchisee or as Franchisor shall deem appropriate, Franchisor shall, during the term hereof, subject to the availability of personnel, provide Franchisee with additional trained representatives who shall provide on-site remedial training to Franchisee's Restaurant personnel. Franchisee shall pay the per diem fee then being charged to Franchisees under the System for the services of such trained representatives, plus their costs of travel, lodging and meals.

        H. AGREEMENTS WITH RESPECT TO MANAGEMENT PERSONNEL. Franchisee and the Controlling Principals understand that compliance by all Franchisees operating under the System with Franchisor's training, development and operational requirements is an essential and material element of the System and that Franchisor and Franchisees operating under the System consequently expend substantial time, effort and expense in training management personnel for the development and operation of their respective Texas Roadhouse restaurants. Accordingly, if Franchisee or any Controlling Principal shall, during the term of this Agreement, designate as Managing Partner or Market Partner, or employ in a managerial, supervisory or trainer position any individual who is at the time or was within the preceding sixty (60) days employed in a managerial, supervisory or trainer position by Franchisor or any of its affiliates or Franchisees, including, but not limited to, individuals employed to work in Texas Roadhouse restaurants operated by Franchisor or any affiliate or by any other Franchisee, then Franchisee and the Controlling Principals agree to pay the former employer of such individual an amount equal to the reasonable costs and expenses, of whatever nature or kind, incurred by the former employer in connection with the training of such employee. The parties agree that such expenditures may be uncertain and difficult to ascertain and therefore agree that the compensation specified herein reasonably represents such expenditures and is not a penalty. An amount equal to the compensation of such employee for the six- month period (or such shorter time, if applicable) immediately prior to the termination of his employment with such former employer shall be paid by Franchisee or the applicable Controlling Principal, as the case may be, prior to such individual assuming the position of Managing Partner or other managerial position. In seeking any individual to serve as Managing Partner or in such other managerial or training position, Franchisee and the Controlling Principals shall not discriminate in any manner whatsoever against any individual to whom the provisions of this Section apply, on the basis of the compensation required to be paid hereunder, if Franchisee or any Controlling Principal designates or employs such individual. The parties expressly acknowledge and agree that no current or former employee of Franchisor, its affiliates, Franchisee, or of any other entity operating under the System shall be a third party beneficiary of this Agreement or any provision hereof, except for the covenant stated in the immediately preceding sentence. Franchisor hereby expressly disclaims any representations and warranties regarding the performance of any employee or former employee of Franchisor, its affiliates or any Franchisee under the System, who is designated as Franchisee's Managing Partner or employed by Franchisee or any of the Controlling Principals in any capacity, and Franchisor shall not be liable for any losses, of whatever nature or kind, incurred by Franchisee or any Controlling Principal in connection therewith.

        I. LEGAL COMPLIANCE. Franchisee shall comply with all requirements of federal, state and local laws, rules, regulations, and orders. Franchisee shall comply with all other requirements and perform such other obligations as provided hereunder.

        J. MATERIAL AGREEMENTS. In addition to the information and agreements that Franchisee is required to submit under other provisions of this Agreement (including, without limitation, Sections II.F., VI.B. and XIV.G., Franchisee shall also submit to Franchisor for its review and written consent, at least ten
(10) business days prior to the date of execution or filing, any material contracts or agreements proposed to be entered into with respect to the Restaurant (including, without limitation, any financing agreement). No such contract or agreement shall contain any term which is contrary to or inconsistent with any provision of this Agreement.

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VII.    RESTAURANT OPERATIONS

        A. UNIFORM STANDARDS. Franchisee understands the importance of maintaining uniformity among all of the Texas Roadhouse restaurants and the importance of complying with all of Franchisor's standards and specifications relating to the operation of the Restaurant.

        B. MAINTENANCE. Franchisee shall maintain the Restaurant in a high degree of sanitation, repair and condition, and in connection therewith shall make such additions, alterations, repairs and replacements thereto (but no others without Franchisor's prior written consent) as may be required for that purpose, including, without limitation, such biannual repainting or restaining of building, replacement of obsolete signs, furnishings, equipment (including, but not limited to, computer hardware, software and related documentation), and decor as Franchisor may reasonably direct and to obtain, at Franchisee's cost and expense, any new or additional equipment (including computer hardware, software and related documentation ), fixtures, supplies and other products and materials which may be reasonably required by Franchisor for Franchisee to offer and sell new menu items from the Restaurant or to provide the Restaurant's services by alternative means, such as through carry-out, catering or delivery arrangements. Except as may be expressly provided in the Manuals, no alterations or improvements or changes of any kind in design, equipment, signs, interior or exterior decor items, fixtures or furnishings shall be made in or about the Restaurant or its premises without the prior written approval of Franchisor.

        C. IMPROVEMENTS AND MODERNIZATION. To assure the continued success of the Restaurant, Franchisee shall, upon the request of Franchisor, make other improvements to modernize the Restaurant premises, equipment (including computer hardware, software and related documentation), signs, interior and exterior decor items, fixtures, furnishings, supplies and other products and materials required for the operation of the Restaurant, to Franchisor's then-current standards and specifications. Notwithstanding the above, Franchisee agrees that it will make such capital improvements or modifications described in this
Section VII.C. if so requested by Franchisor on or before the fifth anniversary of the Opening Date, or at such other time during the term of this Agreement that a majority of the Texas Roadhouse restaurants then operated by Franchisor or its affiliates have made or are utilizing best efforts to make such improvements or modifications.

        D. STANDARDS AND SPECIFICATIONS; APPROVED SUPPLIERS.

               (1) Franchisee shall comply with all of Franchisor's standards and specifications relating to the purchase of all food and beverage items, ingredients, supplies, materials, fixtures, furnishings, equipment (including computer hardware, software and related documentation), decor items, signs, catering or delivery vehicles and other products used or offered for sale at the Restaurant. Except as provided in Section VII.F., Section VII.G. and Section VII.L., Franchisee shall obtain such items from suppliers (including manufacturers, distributors and other sources) who continue to demonstrate the ability to meet Franchisor's then-current standards and specifications for these and other items used or offered for sale at Texas Roadhouse restaurants; who possess adequate quality controls and capacity to supply Franchisee's needs promptly and reliably; who have been approved in writing by Franchisor prior to any purchases by Franchisee from any such supplier; and who have not thereafter been disapproved by Franchisor. If Franchisee desires to purchase, lease or use any products or other items from an unapproved supplier, Franchisee shall submit to Franchisor a written request for such approval, or shall request the supplier itself to do so. Franchisee shall not purchase or lease from any supplier until and unless such supplier has been approved in writing by Franchisor. Franchisor shall have the right to require that its representatives be permitted to inspect the supplier's facilities, and that samples from the supplier be delivered, either to Franchisor or to an independent laboratory designated by Franchisor for testing. A charge not to exceed the reasonable cost of the inspection and the actual cost of the test shall be paid by Franchisee or the supplier. Franchisor reserves the right, at its option, to re-inspect from time to time the facilities and products of any such approved supplier and to revoke its approval upon the supplier's failure to continue to meet any of Franchisor's then-current criteria. Nothing in the foregoing shall be construed to require Franchisor to approve any particular supplier.

               (2) Notwithstanding the procedures set forth in Section VII.D.(1) above, prior to purchasing any furniture, fixtures and equipment for the Restaurant, Franchisee shall submit detailed specifications therefore to Franchisor for its approval.

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        E. OPERATIONS. To ensure that the highest degree of quality and service is maintained, Franchisee shall operate the Restaurant in strict conformity with the methods, standards and specifications of Franchisor, as set forth in the Manuals and as may from time to time otherwise be prescribed in writing. In particular, and without limitation of the foregoing, Franchisee also agrees:

               (1) To sell or offer for sale all menu items, products and services required by Franchisor and utilizing the method, manner and style prescribed by Franchisor, including, but not limited to, dine-in, carry-out, catering and delivery services, as expressly authorized by Franchisor in writing. Franchisee agrees to comply with the terms of any such program and to execute such documents or instruments that Franchisor may deem necessary in connection therewith.

               (2) To sell and offer for sale only the menu items, products and services that have been expressly approved for sale in writing by Franchisor; to discontinue selling and offering for sale any menu items, products or services and any method, manner or style of distribution which Franchisor may, in its sole discretion, disapprove in writing at any time; and to refrain from deviating from Franchisor's standards and specifications without Franchisor's prior written consent.

               (3) To maintain in sufficient supply and to use and sell at all times only such food and beverage items, ingredients, products, materials, supplies and paper goods that conform to Franchisor's standards and specifications; to prepare all menu items in accordance with Franchisor's recipes and procedures for preparation contained in the Manuals or other written directives, including, but not limited to, the prescribed measurements of ingredients; and to refrain from deviating from Franchisor's standards and specifications by the use or offer of non-conforming items or differing amounts of any items, without Franchisor's prior written consent.

               (4) To permit Franchisor or its agents, at any reasonable time, to remove a reasonable number of samples of food or non-food items from Franchisee's inventory, or from the Restaurant, without payment therefore, in amounts reasonably necessary for testing by Franchisor or an independent laboratory to determine whether such samples meet Franchisor's then-current standards and specifications. In addition to any other remedies it may have under this Agreement, Franchisor may require Franchisee to bear the cost of such testing if the supplier of the item has not previously been approved by Franchisor or if the sample fails to conform with Franchisor's specifications.

               (5) To purchase or lease and install, at Franchisee's expense, all fixtures, furnishings, equipment (including computer hardware, software and related documentation), decor items, signs, catering or delivery vehicles, and related items as Franchisor may reasonably direct from time to time in the Manuals or otherwise in writing; and to refrain from installing or permitting to be installed on or about the Restaurant premises, without Franchisor's prior written consent, any fixtures, furnishings, equipment, catering or delivery vehicles, decor items, signs, games, vending machines or other items not previously approved as meeting Franchisor's standards and specifications. If any of the property described above is leased by Franchisee from a third party, such lease shall be approved by Franchisor, in writing, prior to execution. Franchisor's approval shall be conditioned upon such lease containing a provision which permits any interest of Franchisee in the lease to be assigned to Franchisor or its affiliate upon the termination or expiration of this Agreement and which prohibits the lessor from imposing an assignment or related fee upon Franchisor or its affiliate in connection with such assignment.

               (6) To grant Franchisor and its agents the right to enter upon the Restaurant premises and any Restaurant catering or delivery motor vehicles at any time for the purpose of conducting inspections; to cooperate with Franchisor's representatives in such inspections by rendering such assistance as they may reasonably request; and, upon notice from Franchisor or its agents and without limiting Franchisor's other rights under this Agreement, to take such steps as may be necessary to correct immediately any deficiencies detected during any such inspection. Should Franchisee, for any reason, fail to correct such deficiencies within a reasonable time as determined by Franchisor, Franchisor shall have the right and authority (without, however, any obligation to do so) to correct such deficiencies and charge Franchisee a reasonable fee for Franchisor's expenses in so acting, payable by Franchisee immediately upon demand.

               (7) To maintain a competent, conscientious, trained staff and to take such steps as are necessary to ensure that its employees preserve good customer relations and comply with such dress code as Franchisor may prescribe.

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               (8) To play in the Restaurant only such recorded music as
Franchisor may from time to time require in the Manual or otherwise in writing and to obtain such copyright licenses as may be necessary to authorize the playing of such recorded music. If Franchisor obtains the required licenses on behalf of some or all of its franchisees as a group by request of Franchisee or due to Franchisee's failure to obtain the required licenses, Franchisee will reimburse Franchisor a pro rata share of the aggregate license fees and costs that Franchisor pays or incurs to obtain the copyright licenses. Reimbursement will be due upon Franchisor's submission to Franchisee of an invoice for Franchisee's share of the license fees and related costs. Franchisee acknowledges that Franchisor has no obligation to obtain the copyright licensees on behalf of its franchisees and that Franchisor may discontinue the practice at any time.

               (9) To install and maintain such equipment, make such arrangements and follow such procedures as Franchisor may require in the Manuals or otherwise in writing (including, without limitation, the establishment and maintenance of an Internet access account and the daily transfer of data via a closed communications network or "intranet") to permit Franchisor to access and retrieve electronically, by telecommunication or other designated method, any information stored in Franchisee's electronic cash registers or on your computer systems, including, without limitation, information concerning the Gross Sales of the Restaurant. You further agree that Franchisor will have and be afforded access to such information at the times and in the manner that Franchisor may specify from time to time. It will be a material event of default under this Agreement if Franchisee fails to make such information accessible to Franchisor at all times throughout the term of this Agreement and Franchisor may, in its discretion and without limitation of any other rights provided for in this Agreement, assess a reasonable monetary charge for such failure.

               (10) To properly maintain all landscaping and lighting in accordance with Franchisor's standards as set forth in the Manual or otherwise in writing

               (11) To adhere to Franchisor's standards regarding recruiting, staff selection, training, service and kitchen shift staffing requirements, wait person station size and kitchen food quality, plate presentation, temperature and preparation time guidelines.

               (12) To maintain the days and hours of operation specified by Franchisor in the Manual or otherwise in writing and not to deviate therefrom without Franchisor's prior written consent.

               (13) To comply with Franchisor's dress and grooming requirements, including a requirement that all of Franchisee's employees wear uniforms that have been approved by Franchisor.

        F. SOFTWARE LICENSE AGREEMENT. If so requested by Franchisor during the term of this Agreement, Franchisee shall enter into a software license agreement with Franchisor or a designated software provider in substantially the form attached as Attachment E for the license of certain proprietary computer software that Franchisor may elect to provide for the operation of the Restaurant.

        G. PROPRIETARY ITEMS. Franchisee acknowledges and agrees that Franchisor may develop or acquire for use in the System certain products which are prepared from highly confidential secret recipes and which are trade secrets of Franchisor and/or its affiliates. Because of the importance of quality and uniformity of production and the significance of such products in the System, it is to the mutual benefit of the parties that Franchisor closely control the production and distribution of such products. Accordingly, Franchisee agrees that if such products become a part of the System, Franchisee shall use only Franchisor's secret recipe products and shall purchase, at a reasonable cost, solely from Franchisor or from a source designated by Franchisor all of Franchisee's requirements for such products. Franchisee agrees to purchase merchandise identifying the System (such as pre-packaged food products and Texas Roadhouse memorabilia bearing the Marks) only from Franchisor, or any supplier designated or approved by Franchisor. Franchisee further agrees to purchase said items identifying the System as Franchisor shall require, for resale, in amounts sufficient to satisfy Franchisee's customer demand.

        H. DISPLAY OF THE MARKS. Franchisee shall require all advertising and promotional materials (including Internet advertising and web pages), billboards, signs, decorations, paper goods (including menus and all forms and stationery used in the franchised business), employee uniforms, apparel, memorabilia and mementos intended for

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retail sale, and other items which may be designated by Franchisor to bear the
Marks in the form, color, location and manner prescribed by Franchisor.

        I. COMPLAINTS; CLAIMS; SAFETY, HEALTH AND OTHER VIOLATIONS. Franchisee shall process and handle all consumer complaints connected with or relating to the Restaurant, and shall within 24 hours, notify Franchisor by telephone and in writing of all of the following complaints: (i) food related illnesses, (ii) safety or health violations, (iii) claims exceeding $1,000, and (iv) any other material claims against or losses suffered by Franchisee. Failure to notify Franchisor within the required time period is a material breach of this Agreement and may result in a fine or termination. Franchisee shall maintain for Franchisor's inspection any inspection reports affecting the Restaurant or equipment located in the Restaurant during the term of this Agreement and for thirty (30) days after the expiration or earlier termination hereof.

        J. POWERS OF ATTORNEY. Upon the execution of this Agreement and at any time thereafter that Franchisor requires, Franchisee shall execute all forms and documents that Franchisor deems necessary to appoint Franchisor its true and lawful attorney-in-fact with full power and authority for the sole purpose of
(i) assigning to Franchisor, effective upon the termination or expiration of this Agreement, all rights to the telephone numbers of the Restaurant, any related Yellow Pages advertisements and listings, and all rights to any Internet websites, domain names, URLs, listings, services, search engines or systems and any other business listings related to the Restaurant, as required under Section XVIII.; (ii) obtaining any returns and reports that Franchisee files with any local, state or federal taxing authority, provided that Franchisee fails to provide Franchisor copies of such returns and reports within a reasonable time after Franchisor requests them; and (iii) implementing its options with respect to Franchisee's leases, as set forth in this Agreement.

        K. VEHICLES. Any vehicle used by Franchisee in the operation of the Restaurant shall meet Franchisor's standards with respect to appearance and ability to satisfy the requirements imposed on Franchisee hereunder. Franchisee shall place such signs and decor items on the vehicle as Franchisor requires and shall at all times keep such vehicle clean and in good working order. Franchisee shall not engage or utilize any individual in the operation of a motor vehicle in connection with providing services hereunder who is under the age of eighteen
(18) years or who does not possess a valid driver's license under the laws of the state in which Franchisee provides such services. Franchisee shall require each such individual to comply with all laws, regulations and rules of the road and to use due care and caution in the operation and maintenance of motor vehicles. Except as noted above, Franchisor does not set forth any standards or exercise control over any motor vehicle utilized by Franchisee.

        L. COUPONS, CERTIFICATES AND VOUCHERS. Except as otherwise permitted by Franchisor in writing, Franchisee shall honor all coupons, gift certificates and vouchers sold by Franchisor or other Franchisees in the System and upon the redemption thereof shall be entitled to credit the retail price of the item provided against Gross Sales as provided in Section IV. C. above. Any coupon offer proposed by Franchisee must be approved by Franchisor pursuant to Section VIII.H. of this Agreement prior to being extended.

        M. LIQUIDATED DAMAGES FOR OPERATIONAL VIOLATIONS. Franchisee acknowledges the importance of operating the Restaurant in accordance with the System, as modified from time to time. Franchisee further acknowledges that deviations from the requirements of the System, as specified in the Manuals, will damage Franchisor, the System and Franchisor's goodwill, which damage is difficult to quantify. Accordingly, the parties agree that in the event of deviations from the requirements of the Manuals, Franchisee shall, upon written notice from Franchisor, pay to Franchisor as liquidated and agreed upon damages for each violation in a calendar year, One Thousand Dollars ($1,000). Liquidated damages under this Section VII.M.. shall be paid to Franchisor within five (5) days of receipt of notice from Franchisor. The imposition of liquidated damages pursuant to this Section VII.M. shall be at Franchisor's option. Franchisor is not required to impose liquidated damages under this Section VII.M. and may, in addition to or in lieu thereof, pursue other remedies, including termination of this Agreement pursuant to Section XVII. Payment to Franchisor of any amount provided for in this Section shall not constitute an election of remedies by Franchisor or an excuse for performance of Franchisee's obligations hereunder. If Franchisor imposes liquidated damages under this Section VII.M. for any violation, Franchisor may thereafter terminate this Agreement pursuant to
Section XVII. for a subsequent violation.

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VIII.   ADVERTISING AND RELATED FEES

        Recognizing the value of advertising and the importance of the standardization of advertising programs to the furtherance of the goodwill and public image of the System, the parties agree as follows:

        A. PARTICIPATION IN ADVERTISING AND PROMOTIONAL PROGRAMS. Franchisor may from time to time develop and administer advertising and sales promotion programs designed to promote and enhance the collective success of all restaurants operating under the System. Franchisee shall participate in all such advertising and sales promotion programs in accordance with the terms and conditions established by Franchisor for each program. In all aspects of these programs, including, without limitation, the type, quantity, timing, placement and choice of media, market areas and advertising agencies, the standards and specifications established by Franchisor shall be final and binding upon Franchisee.

        B. LOCAL ADVERTISING. In addition to the ongoing advertising contributions set forth herein and subject to any allocation of Franchisee's expenditures for local advertising to the Fund as described in Section VIII.C. or Cooperative as described in Section VIII.D., Franchisee shall spend, during each month throughout the term of this Agreement, two percent (2%) of the Gross Sales of the Restaurant on advertising for the Restaurant in its Area of Primary Responsibility ("Local Advertising"). Franchisee shall submit to Franchisor an advertising expenditure report accurately reflecting such expenditures at the same time as the report itemizing Gross Sales described in Section IV.B(2). In addition to the restrictions set forth below, costs and expenditures incurred by Franchisee in connection with any of the following shall not be included in Franchisee's expenditures on Local Advertising for purposes of this Section, unless approved by Franchisor in writing:

               (1) The cost of honoring any coupons;

               (2) Research expenditures;

               (3) Salaries and expenses of any employees of Franchisee, including salaries or expenses for attendance at advertising meetings or activities;

               (4) Charitable, political or other contributions or donations;

               (5) In-store materials consisting of fixtures or equipment;

               (6) Seminar and educational costs and expenses of employees of Franchisee;

               (7) Specialty items such as T-shirts, premiums, pins and awards, unless such items are part of a market-wide advertising program and then only to the extent that the cost of such items is not recovered by the promotion.

        C. ADVERTISING FUND. Franchisor has established an advertising fund for the purpose of advertising the System on a regional or national basis (the "Fund"). Franchisee agrees to contribute two percent (2%) of Gross Sales each month to the Fund, such contribution to be paid in the manner set forth in
Section IV.B. During the term of this Agreement, Franchisor may, in its sole discretion, review and modify the amount of the continuing advertising contribution up to two and one-half percent (2 1/2%) of the Gross Sales of the Restaurant for each month and Franchisee agrees to contribute any such additional amount to the Fund. In reviewing and modifying the advertising contribution, Franchisor shall consider the level of advertising expenditures by Texas Roadhouse restaurants operated by Franchisor or its affiliates and by competitors of the System, media costs, available marketing resources, population changes, changes in market conditions, the degree of market penetration of the System, and such other factors as Franchisor deems relevant to the operation of the Fund. Franchisee shall be provided with thirty (30) days prior written notice of any such change in the advertising contribution. Franchisor may also require Franchisee to allocate to the Fund, all or any portion of Franchisee's required expenditures for Local Advertising as described in Section VIII.B. or contributions to a Cooperative as described in Section VIII.D. Notwithstanding the above, Franchisee's payment of its Advertising Fund contribution shall be applied toward

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Franchisee's Local Advertising or Cooperative requirement set forth in Sections
VIII.B. and VIII.D. Franchisee agrees that the Fund shall be maintained and administered by Franchisor or its designee as follows:

               (1) Franchisor shall direct all advertising programs and shall have sole discretion to approve or disapprove the creative concepts, materials and media used in such programs and the placement and allocation thereof. Franchisee agrees and acknowledges that the Fund is intended to maximize general public recognition and acceptance of the Marks and enhance the collective success of all restaurants operating under the System. Franchisor shall, with respect to Texas Roadhouse restaurants operated by Franchisor or any affiliate, contribute to the Fund generally on the same basis as Franchisee. In administering the Fund, Franchisor and its designees undertake no obligation to make expenditures for Franchisee which are equivalent or proportionate to Franchisee's contribution or to ensure that any particular Franchisee benefits directly or PRO RATA from the placement of advertising.

               (2) Franchisee agrees that the Fund may be used to satisfy any and all costs of maintaining, administering, directing and preparing advertising including, without limitation, the cost of preparing and conducting television, radio, magazine and newspaper advertising campaigns; direct mail and outdoor billboard advertising; public relations activities; employing advertising agencies to assist therein; and costs of Franchisor's personnel and other departmental costs for advertising that is internally administered or prepared by Franchisor. All sums paid by Franchisee to the Fund shall be maintained in a separate account by Franchisor and shall not be used to defray any of Franchisor's general operating expenses, except for such reasonable administrative costs and overhead, if any, as Franchisor may incur in activities reasonably related to the administration or direction of the Fund and advertising programs for Franchisees and the System. The Fund and its earnings shall not otherwise inure to the benefit of Franchisor. The Fund is operated solely as a conduit for collecting and expending the advertising fees as outlined above.

               (3) A statement of the operations of the Fund shall be prepared annually by Franchisor and shall be made available to Franchisee upon request.

               (4) Although the Fund is intended to be of perpetual duration, Franchisor may terminate the Fund. The Fund shall not be terminated, however, until all monies in the Fund have been expended for advertising or promotional purposes or returned to the contributors, without interest, on the basis of their respective contributions.

        D. ADVERTISING COOPERATIVES. Franchisee agrees that Franchisor shall have the right, in its sole discretion, to designate any geographic area in which two (2) or more Texas Roadhouse restaurants are located as a region for purposes of establishing an advertising cooperative ("Cooperative"). The members of the Cooperative for any area shall, at a minimum, consist of all full-service Texas Roadhouse restaurants. Each Cooperative shall be organized and governed in a form and manner, and shall commence operation on a date, determined in advance by Franchisor in its sole discretion. Each Cooperative shall be organized for the exclusive purposes of administering advertising programs and developing, subject to Franchisor's approval pursuant to Section VIII.H., promotional materials for use by the members in Local Advertising. If at the time of the execution of this Agreement a Cooperative has been established for a geographic area that encompasses the Restaurant, or if any such Cooperative is established during the term of this Agreement, Franchisee shall execute such documents as are required by Franchisor immediately upon the request of Franchisor and shall become a member of the Cooperative pursuant to the terms of those documents. Franchisee shall participate in the Cooperative as follows:

               (1) Subject to any allocation of Franchisee's Cooperative contribution to the Fund as described in Section VIII.C., Franchisee shall contribute to the Cooperative the amounts required by the documents governing the Cooperative; provided that Franchisee will not be required to contribute more than two percent (2%) of Gross Sales during each month to the Cooperative unless, subject to Franchisor's approval, the members of the Cooperative agree to the payment of a larger fee. Notwithstanding the above, the payment of any Franchisor-required Cooperative contribution shall be applied toward satisfaction of the Franchisee's Local Advertising requirement set forth in
Section VIII.B.;

               (2) Franchisee shall submit to the Cooperative and to Franchisor such statements and reports as may be required by Franchisor or by the Cooperative. All contributions to the Cooperative shall be maintained and

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administered in accordance with the documents governing the Cooperative. The
Cooperative shall be operated solely as a conduit for the collection and expenditure of the Cooperative fees for the purposes outlined above; and

               (3) No advertising or promotional plans or materials may be used by the Cooperative or furnished to its members without the prior approval of Franchisor. All such plans and materials shall be submitted to Franchisor in accordance with the procedure set forth in Section VIII.H.

        E. MARKETING FEE. At such time as Franchisor establishes the Fund provided for in Section VIII.C., Franchisee agrees to pay, and to continue to pay at all times thereafter during the term of this Agreement, an additional one-half percent (0.5%) of Gross Sales for each month to Franchisor as a marketing fee for market research and for promotional and advertising materials provided by Franchisor to Franchisee, such fee to be paid in the manner set forth in Section IV.B.

        F. MAXIMUM REQUIRED ADVERTISING. Regardless of whether Franchisor establishes a Fund under Section VIII.C. applicable to the Restaurant, or a Cooperative is established under Section VIII.D. applicable to the Restaurant, the total required advertising contributions or payments by Franchisee under this Section VIII (i) to such a Fund, (ii) to such a Cooperative, (iii) for Local Advertising, and (iv) to the Franchisor under Section VIII.E, shall not exceed three percent (3%) of Gross Sales.

        G. YELLOW PAGES. Franchisee shall also pay its PRO RATA share of the cost of a Yellow Pages trademark or other business listings to be placed by Franchisor on behalf of all Texas Roadhouse restaurants in the Restaurant's local market area. If Franchisee operates the only Texas Roadhouse restaurant under the System in the local market area, Franchisee shall be responsible for full payment of the Yellow Pages advertising, unless Franchisor determines, in its sole discretion, that placement of a Yellow Pages trademark listing or other business listings for such local market area is not economically justified. Any amount paid by Franchisee for such Yellow Pages trademark or other business listings may not be applied by Franchisee toward satisfaction of its Local Advertising requirement.

        H. ADVERTISING APPROVAL. All advertising and promotion by Franchisee in any medium (including, without limitation, all Internet advertising and web pages) shall be conducted in a dignified manner and shall conform to the standards and requirements of Franchisor as set forth in the Manuals or otherwise. Franchisee shall obtain Franchisor's approval of all advertising, promotional plans and materials, and coupon offers prior to use if such plans and materials have not been prepared by Franchisor or previously approved by Franchisor during the twelve (12) months prior to their proposed use. Franchisee shall submit such unapproved plans and materials to Franchisor, and Franchisor shall approve or disapprove such plans and materials within fourteen (14) days of Franchisor's receipt thereof. Franchisee shall not use such unapproved plans or materials until they have been approved by Franchisor, and shall promptly discontinue use of any advertising or promotional plans or materials, whether or not previously approved, upon notice from Franchisor.

IX.     MARKS

        A. LICENSE TO USE THE MARKS. Franchisor grants Franchisee the right to use the Marks during the term of this Agreement in accordance with the System and related standards and specifications.

        B. AGREEMENTS REGARDING THE MARKS. Franchisee expressly understands and acknowledges that:

               (1) As between Franchisor and Franchisee, Franchisor is the owner of all right, title and interest in and to the Marks and the goodwill associated with and symbolized by them.

               (2) Neither Franchisee nor any Controlling Principal shall take any action that would prejudice or interfere with the validity of Franchisor's or its affiliate's rights with respect to the Marks. Nothing in this Agreement shall give the Franchisee any right, title, or interest in or to any of the Marks or any of Franchisor's or its affiliate's service marks, trademarks, trade names, trade dress, logos, copyrights or proprietary materials, except the right to use the Marks and the System in accordance with the terms and conditions of this Agreement for the operation of the Restaurant and only at or from its approved location or in approved advertising related to the Restaurant.

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               (3) Franchisee understands and agrees that any and all goodwill arising from Franchisee's use of the Marks and the System shall inure solely and exclusively to Franchisor's or its affiliate's benefit, and upon expiration or termination of this Agreement and the license herein granted, no monetary amount shall be assigned as attributable to any goodwill associated with Franchisee's use of the Marks.

               (4) Neither Franchisee nor any Controlling Principal shall contest the validity of Franchisor's or any affiliate's interest in the Marks or assist others to contest the validity of Franchisor's or any affiliate's interest in the Marks.

               (5) Franchisee acknowledges that any unauthorized use of the Marks shall constitute an infringement of Franchisor's or its affiliate's rights in the Marks and a material event of default hereunder. Franchisee agrees that it shall provide Franchisor with all assignments, affidavits, documents, information and assistance Franchisor reasonably requests to fully vest in Franchisor or its affiliate all such rights, title and interest in and to the Marks, including all such items as are reasonably requested by Franchisor to register, maintain and enforce such rights in the Marks.

               (6) Franchisor reserves the right to substitute different Marks for use in identifying the System and the Restaurant if the current Marks no longer can be used, or if Franchisor, in its sole discretion, determines that substitution of different Marks will be beneficial to the System. In such event, Franchisor may require Franchisee, at Franchisee's expense, to discontinue or modify Franchisee's use of any of the Marks or to use one or more additional or substitute Marks.

        C. USE OF THE MARKS. With respect to Franchisee's licensed use of the Marks pursuant to this Agreement, Franchisee further agrees that:

               (1) Unless otherwise authorized or required by Franchisor, Franchisee shall operate and advertise the Restaurant only under the name "Texas Roadhouse" without prefix or suffix. FRANCHISEE SHALL NOT USE THE MARKS AS PART OF ITS CORPORATE OR OTHER LEGAL NAME.

               (2) During the term of this Agreement and any renewal hereof, Franchisee shall identify itself as the owner of the Restaurant and as a franchisee of Franchisor in conjunction with any use of the Marks, including, but not limited to, uses on invoices, order forms, receipts and contracts, as well as the display of a notice in such content and form and at such conspicuous locations on the premises of the Restaurant or any Restaurant catering or delivery vehicle as Franchisor may designate in writing.

               (3) Franchisee shall not use the Marks to incur any obligation or indebtedness on behalf of Franchisor or its affiliates.

               (4) Franchisee shall comply with Franchisor's instructions in filing and maintaining the requisite trade name or fictitious name registrations, and shall execute any documents deemed necessary by Franchisor or its counsel to obtain protection of the Marks or to maintain their continued validity and enforceability.

        D. INFRINGEMENT. Franchisee shall notify Franchisor immediately of any apparent infringement of or challenge to Franchisee's use of any Mark, of any claim by any person of any rights in any Mark, and Franchisee and the Controlling Principals shall not communicate with any person other than Franchisor or any designated affiliate thereof, their counsel and Franchisee's counsel in connection with any such infringement, challenge or claim. Franchisor or its affiliates shall have complete discretion to take such action as it deems appropriate in connection with the foregoing, and the right to control exclusively, or to delegate control to any of its affiliates of, any settlement, litigation or Patent and Trademark Office or other proceeding arising out of any such alleged infringement, challenge or claim or otherwise relating to any Mark. Franchisee agrees to execute any and all instruments and documents, render such assistance, and do such acts or things as may, in the opinion of Franchisor, reasonably be necessary or advisable to protect and maintain the interests of Franchisor or any affiliate in any litigation or other proceeding or to otherwise protect and maintain the interests of Franchisor or any other interested party in the Marks. The parties hereto acknowledge that Franchisor shall have no obligation to protect Franchisee's rights to use the Marks or to protect Franchisee against claims of infringement or unfair competition.

        E. SCOPE OF LICENSE. The right and license of the Marks granted hereunder to Franchisee is nonexclusive and Franchisor and its affiliates thus have and retain the following rights, among others, subject only to the limitations of Section I.:

               (1) To grant other licenses for use of the Marks;

               (2) To develop and establish other systems using the Marks or other names or marks and to grant licenses thereto without providing any rights to Franchisee; and

               (3) To engage, directly or indirectly, through its employees, representatives, licensees, assigns, agents and others, at wholesale, retail or otherwise, in (1) the production, distribution, license and sale of products and services, and (2) the use in connection with such production, distribution and sale, of the Marks and any and all trademarks, trade names, service marks, logos, insignia, slogans, emblems, symbols, designs and other identifying characteristics as may be developed or used from time to time by Franchisor.

X.      CONFIDENTIALITY AND NONCOMPETITION COVENANTS

        A. MANUALS.

               (1) To protect the reputation and goodwill of Franchisor and to maintain high standards of operation under Franchisor's Marks, Franchisee shall conduct its business in accordance with the Manuals, other written directives which Franchisor may issue to Franchisee from time to time whether or not such directives are included in the Manuals, and any other manuals and materials created or approved for use in the operation of the franchised business.

               (2) Franchisee and the Controlling Principals shall at all times treat the Manuals, any written directives of Franchisor, any other manuals and materials, and the information contained therein, as confidential and shall maintain such information as secret and confidential in accordance with this
Section X. Franchisee and the Controlling Principals shall not at any time copy, duplicate, record or otherwise reproduce these materials, in whole or in part, or otherwise make the same available to any unauthorized person.

               (3) The Manuals, written directives, other manuals and materials and any other confidential communications provided or approved by Franchisor shall at all times remain the sole property of Franchisor, shall at all times be kept in a secure place on the Restaurant premises, and shall be returned to Franchisor immediately upon request or upon termination or expiration of this Agreement.

               (4) The Manuals, any written directives, and any other manuals and materials issued by Franchisor and any modifications to such materials shall supplement this Agreement.

               (5) Franchisor may from time to time revise the contents of the Manuals and the contents of any other manuals and materials created or approved for use in the operation of the franchised business. FRANCHISEE EXPRESSLY AGREES TO COMPLY WITH EACH NEW OR CHANGED STANDARD.

               (6) Franchisee shall at all times ensure that the Manuals are kept current and up to date. In the event of any dispute as to the contents of the Manuals, the terms of the master copy of the Manuals maintained by Franchisor at Franchisor's corporate office shall control.

               (7) Franchisor will charge a replacement fee of Eight Hundred Dollars ($800) for any replacement Manual requested by Franchisee.

        B. CONFIDENTIALITY.

               (1) Neither Franchisee nor any Controlling Principal shall, during the term of this Agreement or thereafter, communicate, divulge or use for the benefit of any other person, persons, partnership, association or corporation and, following the expiration or termination of this Agreement, they shall not use for their own benefit, any confidential information, knowledge or know-how concerning the methods of operation of the franchised business which may be communicated to them or of which they may be apprised in connection with the operation of the Restaurant under the terms of this Agreement. Franchisee and the Controlling Principals shall divulge such confidential information only to such of Franchisee's employees as must have access to it in order to operate the Restaurant. Any and all information, knowledge, know-how, techniques and any materials used in or related to the System which Franchisor provides to Franchisee, or which Franchisee or its Principals or employees develop, in connection with this Agreement or the operation of the Restaurant hereunder, including, without limitation, any actual or potential recipes, menu items, suppliers, products, services, systems, applications, procedures, or methods of advertising, marketing, training, inventory or financial controls, management, service or procurement, and any confidential matter regarding the business of Franchisor or any of its affiliates, shall be deemed confidential for purposes of this Agreement. Neither Franchisee nor the Controlling Principals shall at any time, without Franchisor's prior written consent, copy, duplicate, record or otherwise reproduce such materials or information, in whole or in part, nor otherwise make the same available to any unauthorized person. The covenant in this Section shall survive the expiration, termination or transfer of this Agreement or any interest herein and shall be perpetually binding upon Franchisee and each of the Controlling Principals.

               (2) If Franchisee, its Principals, or its employees develop any new concept, process, recipe, menu item, improvement, invention, or work of authorship in the operation or promotion of the Restaurant, alone or jointly with others and within or without the facilities of the Restaurant, before, during or after normal business hours ("Work Product") Franchisee shall promptly notify Franchisor and provide Franchisor with all necessary related information, without compensation. Franchisee and the Controlling Principals acknowledge that any such Work Product will inure to the benefit of and become the property of Franchisor, and Franchisor may use or disclose such Work Product to other Franchisees and to its affiliates, successors and assigns, as it determines to be appropriate. Franchisee and the Controlling Principals shall execute in favor of Franchisor an assignment of (and Franchisee and the Controlling Principals do hereby assign) their entire right, title, and interest in and to the Work Product and agree to execute such other documents and instruments as Franchisor may request. Franchisee and the Controlling Principals further agree to cooperate to the extent and in the manner reasonably requested by Franchisor in the prosecution or defense of any litigation or other proceedings involving any Work Product, but all of their reasonable expenses in connection therewith shall be paid by Franchisor. If a copyright registration or patent is filed by Franchisee, its Principals or employees, or on their behalf, within one (1) year following the earlier of the termination or expiration of this Agreement or the time at which such person ceases to be associated with Franchisee, describing a work which relates to the business of Franchisor, it will be conclusively presumed that such work is to be treated as a Work Product for all purposes hereunder.

               (3) Unless otherwise agreed in writing by Franchisor, Franchisee shall require and obtain execution of covenants similar to those set forth in this Section X.B. from any Managing Partner who is not otherwise a Controlling Principal. In addition, at Franchisor's request, Franchisee shall require and obtain execution of such covenants from its other Managers and any other personnel of Franchisee who have received or will have access to confidential information. Such covenants shall be substantially in the form set forth in Attachment D. All of Franchisee's Principals also must execute such covenants.

        C. NONCOMPETITION COVENANTS.

               (1) Franchisee and the Controlling Principals specifically acknowledge that, pursuant to this Agreement, Franchisee and the Controlling Principals will receive valuable training, trade secrets and confidential information, including, without limitation, information regarding the operational, sales, promotional and marketing methods and techniques of Franchisor and the System which are beyond the present skills and experience of Franchisee and the Controlling Principals and Franchisee's managers and employees. Franchisee and the Controlling Principals acknowledge that such specialized training, trade secrets and confidential information provide a competitive advantage and will be valuable to them in the development and operation of the Restaurant, and that gaining access to such specialized training, trade secrets and confidential information is, therefore, a primary reason for entering into this Agreement. In consideration for such specialized training, trade secrets, confidential information and rights, Franchisee and the Controlling Principals covenant that with respect to Franchisee, during the term of this Agreement (or with respect to each of the Controlling Principals, during the term of this Agreement for so long as such individual or entity satisfies the definition of "Controlling Principals" as described in Section XIX.Q. of this Agreement), except as otherwise approved in writing by Franchisor, neither Franchisee nor any of the Controlling Principals shall, either directly or indirectly, for themselves or through, on behalf of or in conjunction with any person(s), partnership or corporation:

                       (a) Divert, or attempt to divert, any business or customer of the franchised business hereunder to any competitive restaurant within the trade area of any current or proposed Texas Roadhouse, by direct or indirect inducement or otherwise, or do or perform, directly or indirectly, any other act injurious or prejudicial to the goodwill associated with the Marks and the System.

                       (b) Own, maintain, operate, engage in, or have any financial or beneficial interest in (including any interest in corporations, partnerships, trusts, unincorporated associations or joint ventures), advise, assist or make loans to, any business located within the United States, its territories or commonwealths, or any other country, province, state or geographic area in which Franchisor has used, sought registration of or registered the same or similar Marks or operates or licenses others to operate a business under the same or similar Marks, which business is of a character or concept similar to the Restaurant or which has similar menu offerings.

               (2) With respect to Franchisee, and for a continuous uninterrupted period commencing upon the expiration, termination (unless the termination is properly effected by Franchisee with cause pursuant to Section XVII.C), or transfer of all of Franchisee's interest in this Agreement (or, with respect to each of the Controlling Principals, commencing upon the earlier of:
(i) the expiration, termination (unless the termination is properly effected by Franchisee with cause pursuant to Section XVII.C), or transfer of all of Franchisee's interest in this Agreement, or (ii) the time such individual or entity ceases to satisfy the definition of "Controlling Principals" as described in Section XIX.Q. of this Agreement) and continuing for two years thereafter, except as otherwise approved in writing by Franchisor, neither Franchisee, nor any of the Controlling Principals shall, directly or indirectly, for themselves, or through, on behalf of or in conjunction with any person, persons, partnership, or corporation:

                       (a) Divert, or attempt to divert, any business or customer of the franchised business hereunder to any competitor, by direct or indirect inducement or otherwise, or do or perform, directly or indirectly, any other act injurious or prejudicial to the goodwill associated with the Marks and the System.

                       (b) Employ, or seek to employ, any person who is at that time or was within the preceding twelve (12) months employed by Franchisor or by any other Franchisee or developer of Franchisor, or otherwise directly or indirectly induce such person to leave that person's employment, except as may be permitted under any existing development agreement or Franchise Agreement between Franchisor and Franchisee.

                       (c) Own, maintain, operate, engage in, or have any financial or beneficial interest in (including any interest in corporations, partnerships, trusts, unincorporated associations or joint ventures), advise, assist or make loans to, any business that is of a character and concept similar to the Restaurant or which has similar menu offerings, which business is, or is intended to be located within the Assigned Area or within a 15-mile radius of any Texas Roadhouse restaurant or other food service facility in existence or under construction at any given time during such period.

               (3) The parties acknowledge and agree that each of the covenants contained herein contain reasonable limitations as to time, geographical area, and scope of activity to be restrained and do not impose a greater restraint than is necessary to protect the goodwill or other business interests of Franchisor. The parties agree that each of the covenants herein shall be construed as independent of any other covenant or provision of this Agreement. If all or any portion of a covenant in this Section is held unreasonable or unenforceable by a court or agency having valid jurisdiction in an unappealed final decision to which Franchisor is a party, Franchisee and the Controlling Principals expressly agree to be bound by any lesser covenant subsumed within the terms of such covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made a part of this Section.

                       (a) Franchisee and the Controlling Principals understand and acknowledge that Franchisor shall have the right, in its sole discretion, to reduce the scope of any covenant set forth in this Section X.C. in this Agreement, or any portion thereof, without their consent, effective immediately upon notice to

Franchisee; and Franchisee and the Controlling Principals agree that they shall comply forthwith with any covenant as so modified, which shall be fully enforceable notwithstanding the provisions of Section XIX.B. hereof.

                       (b) Franchisee and the Controlling Principals expressly agree that the existence of any claims they may have against Franchisor, whether or not arising from this Agreement, shall not constitute a defense to the enforcement by Franchisor of the covenants in this Section.

               (4) Unless otherwise agreed in writing by Franchisor, Franchisee shall require and obtain execution of covenants similar to those set forth in this Section X.C. (including covenants applicable upon the termination of a person's employment with Franchisee) from any Managing Partner who is not otherwise a Controlling Principal. In addition, at Franchisor's request, Franchisee shall require and obtain execution of such covenants from its other Managers and any other personnel of Franchisee who have received or will have access to training or other confidential information. Such covenants shall be substantially in the form set forth in Attachment D. All of Franchisee's Principals also must execute such covenants. Notwithstanding the foregoing, Franchisor reserves the right, in its sole discretion, to decrease the period of time or geographic scope of the noncompetition covenant set forth in Attachment D or eliminate such noncompetition covenant altogether for any party that is required to execute such agreement under this Section X.C(4).

        D. INJUNCTIVE RELIEF. Franchisee and the Controlling Principals acknowledge that any failure to comply with the requirements of this Section shall constitute a material event of default under Section XVII. hereof. Franchisee and the Controlling Principals acknowledge that a violation of the terms of this Section would result in irreparable injury to Franchisor for which no adequate remedy at law may be available, and Franchisee and the Controlling Principals accordingly consent to the issuance of an injunction prohibiting any conduct by Franchisee or the Controlling Principals in violation of the terms of this Section. Franchisee and the Controlling Principals agree to pay all court costs and reasonable attorneys' fees incurred by Franchisor in connection with the enforcement of this Section, including payment of all costs and expenses for obtaining specific performance of, or an injunction against violation of, the requirements of such Section.

XI.     BOOKS AND RECORDS

        A. MAINTENANCE REQUIREMENT. Franchisee shall maintain during the term of this Agreement, and shall preserve for at least five (5) years from the dates of their preparation, full, complete and accurate books, records and accounts, including, but not limited to, sales reports, purchase orders, payroll records, check stubs, bank statements, sales tax records and returns, cash receipts and disbursements, journals and ledgers. The foregoing shall be maintained in the form and manner prescribed by Franchisor from time to time in the Manual or otherwise in writing (which requirements may include, in Franchisor's discretion, common fiscal year end and fiscal period designations) and in accordance with generally accepted accounting principles ("GAAP").

        B. REPORTING. In addition to the remittance reports required by Sections IV. and VIII. hereof, Franchisee shall comply with the following reporting obligations:

               (1) Franchisee shall, at Franchisee's expense, submit to Franchisor, in the form prescribed by Franchisor, a balance sheet and profit and loss statement for each month (which may be unaudited) for Franchisee on or before the tenth (10th) day of the following month during the term hereof. Each such statement shall be signed by Franchisee's treasurer or chief financial officer or comparable officer attesting that it is true, complete and correct.

               (2) Franchisee shall, at Franchisee's expense, submit to Franchisor, in the form prescribed by Franchisor, a balance sheet and profit and loss statement for each quarter (which may be unaudited) for Franchisee on or before the twentieth (20th) day of the month following the end of each quarter of Franchisee during the term of this Agreement. Each such statement shall be signed by Franchisee's treasurer or chief financial officer or comparable officer attesting that it is true, complete and correct.

               (3) Franchisee shall, at its expense, provide to Franchisor a complete annual audited financial statement (including balance sheet, statement of operations, statement of cash flows and statement of stockholders' equity) for Franchisee, prepared in accordance with GAAP and as prescribed by Franchisor from time to time in the

Manuals or otherwise in writing, audited by an independent certified public accountant satisfactory to Franchisor, within ninety (90) days after the end of each fiscal year of Franchisee during the term hereof, showing the results of operations of Franchisee during such fiscal year.

               (4) Franchisee shall also submit to Franchisor, for review or auditing, such other forms, reports, records, information and data as Franchisor may reasonably designate, in the form and at the times and places reasonably required by Franchisor, upon request and as specified from time to time in writing.

               (5) Franchisee acknowledges the importance of the financial and other reporting requirements set forth herein and that deviations from these requirements will damage Franchisor and the System. Franchisee further acknowledges that such damage is difficult to quantify. Accordingly, the parties agree that if any statement or other report referred to herein is more than thirty (30) days past due, Franchisee shall pay to Franchisor as liquidated and agreed upon damages for each such violation the sum of Two Hundred Dollars ($200). Liquidated damages under this Section XI.B.(5) shall be paid to Franchisor within five (5) days following Franchisee's receipt of notice from Franchisor. The imposition of liquidated damages pursuant to this Section XI.B.(5) shall be at Franchisor's option. Franchisor is not required to impose liquidated damages under this Section XI.B.(5) and may, in addition to or in lieu thereof, pursue other remedies to which Franchisor may be entitled under this Agreement or at law. Payment to Franchisor of any amount provided for in this Section shall not constitute an election of remedies by Franchisor or an excuse for performance of Franchisee's obligations hereunder.

        C. AUDITS. Franchisor or its designees shall have the right at all reasonable times to review, audit, examine and copy the books and records of Franchisee as Franchisor may require at the Restaurant. If any required royalty payments to Franchisor are delinquent, or if an inspection should reveal that such payments have been understated in any report to Franchisor, then Franchisee shall immediately pay to Franchisor the amount overdue or understated upon demand with interest determined in accordance with the provisions of Section IV.B.(3). If an inspection discloses an understatement in any report of two percent (2%) or more, Franchisee shall, in addition, reimburse Franchisor for all costs and expenses connected with the inspection (including, without limitation, reasonable accounting and attorneys' fees). These remedies shall be in addition to any other remedies Franchisor may have at law or in equity.

        D. NO WAIVER. Franchisee understands and agrees that the receipt or acceptance by Franchisor of any of the statements furnished or royalties paid to Franchisor (or the cashing of any royalty checks) shall not preclude Franchisor from questioning the correctness thereof at any time and, in the event that any inconsistencies or mistakes are discovered in such statements or payments, they shall immediately be rectified by the Franchisee and the appropriate payment shall be made by the Franchisee.

        E. AUTHORIZATION TO RELEASE INFORMATION. Franchisee hereby authorizes (and agrees to execute any other documents deemed necessary to effect such authorization) all banks, financial institutions, businesses, suppliers, manufacturers, contractors, vendors and other persons or entities with which Franchisee does business to disclose to Franchisor any requested financial information in their possession relating to Franchisee or the Restaurant. Franchisee authorizes Franchisor to disclose data from Franchisee's reports, if Franchisor determines, in its sole discretion, that such disclosure is necessary or advisable, which disclosure may include disclosure to prospective or existing Franchisees or other third parties.

XII.    INSURANCE

        A. REQUIREMENT TO OBTAIN AND MAINTAIN INSURANCE. Franchisee shall procure, upon execution of this Agreement, and shall maintain in full force and effect at all times during the term of this Agreement at Franchisee's expense, an insurance policy or policies protecting Franchisee and Franchisor and Texas Roadhouse Holdings LLC and their affiliates, successors and assigns, their respective partners and the officers, directors, shareholders, partners, agents, representatives, independent contractors and employees of each of them against any demand or claim with respect to personal injury, death or property damage, or any loss, liability or expense whatsoever arising or occurring upon or in connection with the Restaurant.

        B. COVERAGE REQUIREMENTS. All insurance must be placed with an insurance company with an A.M. Best & Co., Inc. rating of "A-/ VI". All of the policies must name Franchisor and Texas Roadhouse Holdings LLC and their affiliates, successors and assigns, their respective partners and the officers, directors, shareholders, partners, agents, representatives, independent contractors and employees of each of them as additional insureds and must include a waiver of subrogation in favor of all parties. The policies shall provide the amount of coverage for each category of risk that is specified from time to time in the Manuals. Until otherwise specified in the Manuals, coverage against the risks and in the amounts stated in the following subsections:

               (1) Liability Insurance:

                       (a) Commercial General Liability Insurance with a combined single limit of $1,000,000 for Bodily Injury and Property Damage Per Occurrence/$2,000,000 Aggregate.

                                      Standard coverages must include: Bodily
Injury, Personal Injury (including Libel, Slander, Defamation of Character), Product Liability, Property Damage, Contractual Liability, Host Liquor Liability, Special Events, Advertiser's Liability, Mental Anguish, Non-owned and Hired Auto Liability (if not covered under commercial automobile policy), Incidental Malpractice, Employment Practices Liability, and Fire Damage Liability.

                       (b) Liquor Liability (Dramshop) Insurance with a combined single limit of $1,000,000 Per Occurrence/$1,000,000 Aggregate.

                       (c) Employee Benefits Liability at a minimum of $300,000 Per Occurrence/$300,000 Aggregate. Coverage shall be written on claims made form with appropriate retroactive date.

                       (d) Stop Gap Liability - required if any locations are in the following states or territory: Nevada, North Dakota, Ohio, Washington, West Virginia, Wyoming and any state where the state fund does not provide Workers' Compensation Part B.

                       (e) Package policies shall have no exclusions regarding punitive damages for states where it is legally insurable.

               (2) Property Insurance: Special Form policy of insurance, including flood and earthquake coverage upon the premises (if the premises are located in a flood plain or earthquake zone), operational equipment, signs, furnishings, decor and supplies in an amount adequate to replace the property covered.

               (3) Umbrella Liability Insurance: $10,000,000 over the basic Comprehensive General Liability Insurance and $10,000,000 for Products/Completed Operations Aggregate. If Franchisee or any related entity or affiliate of Franchisee operates more than three Restaurants, the General Aggregate coverage shall be increased by $1,000,000 for each Restaurant in excess of three Restaurants, up to a maximum of $15,000,000. The Standard Policy must be: Follow Form over all applicable primary coverages.

               (4) Automobile Liability, including Non-owned and Hired Auto Liability, with a combined single limit of $1,000,000 for Bodily Injury and Property Damage for any one accident.

               (5) Business Income (Interruption) Coverage in an amount sufficient to cover profit margins, royalty payments equal to the average monthly royalty payment during a comparable 6-month period preceding the event causing the interruption (or for any shorter period that the Restaurant has been open for business immediately preceding the event if a comparable 6 month history is not available), maintenance of competent and desirable personnel and fixed expenses for a period of at least 180 days;

               (6) Worker's compensation insurance in amounts provided by or permitted under applicable law.

               (7) Such other insurance as may be required by the state or locality in which the Restaurant is located.

        C. DEDUCTIBLES; WAIVER OF SUBROGATION. Franchisee may, with the prior written consent of Franchisor, elect to have reasonable deductibles in connection with the coverage required under Section XII.B. Such policies shall also include a waiver of subrogation in favor of Franchisor and Texas Roadhouse Holdings LLC, their affiliates and partners and the respective officers, directors, shareholders, partners, agents, representatives, independent contractors, servants and employees of each of them.

        D. BUILDER'S RISKS/INSTALLATION INSURANCE. In connection with any construction, renovation, refurbishment or remodeling of the Restaurant, Franchisee shall maintain Builder's Risks/Installation insurance in forms and amounts, and written by a carrier or carriers, reasonably satisfactory to Franchisor.

        E. NO LIMITATIONS. Franchisee's obligation to obtain and maintain the foregoing policy or policies in the amounts specified shall not be limited in any way by reason of any insurance which may be maintained by Franchisor, nor shall Franchisee's performance of that obligation relieve it of liability under the indemnity provisions set forth in Section XV of this Agreement.

        F. ADDITIONAL INSUREDS. All public liability and property damage policies shall contain a provision that Franchisor and Texas Roadhouse Holdings LLC and their affiliates their respective partners, and the officers, directors, shareholders, partners, agents, representatives, independent contractors, servants and employees of each of them, although named as insureds, shall nevertheless be entitled to recover under such policies on any loss occasioned to Franchisor or its servants, agents or employees by reason of the negligence of Franchisee or its servants, agents or employees.

        G. CERTIFICATES OF INSURANCE. Upon execution of this Agreement, and thereafter in accordance with Section IV hereof and thirty (30) days prior to the expiration of any such policy, Franchisee shall deliver to Franchisor Certificates of Insurance evidencing the existence and continuation of proper coverage with limits not less than those required hereunder. In addition, if requested by Franchisor, Franchisee shall deliver to Franchisor a copy of the insurance policy or policies required hereunder. All insurance policies required hereunder, with the exception of workers' compensation, shall name Franchisor and Texas Roadhouse Holdings LLC, their affiliates, their respective partners, and the officers, directors, shareholders, partners, agents, representatives, independent contractors, servants and employees of each of them, as additional insureds, and shall expressly provide that any interest of same therein shall not be affected by any breach by Franchisee of any policy provisions. Further, all insurance policies required hereunder shall expressly provide that no less than thirty (30) days' prior written notice shall be given to Franchisor in the event of a material alteration to or cancellation of the policies.

        H. REMEDIES. Should Franchisee, for any reason, fail to procure or maintain the insurance required by this Agreement, as such requirements may be revised from time to time by Franchisor in writing, Franchisor shall have the right and authority (without, however, any obligation to do so) immediately to procure such insurance and to charge same to Franchisee, which charges, together with a reasonable fee for Franchisor's expenses in so acting, shall be payable by Franchisee immediately upon notice. The foregoing remedies shall be in addition to any other remedies Franchisor may have at law or in equity.

XIII.   DEBTS AND TAXES

        A. PAYMENT OF TAXES AND OTHER OBLIGATIONS. Franchisee shall promptly pay when due all Taxes (as defined below), levied or assessed, and all accounts and other indebtedness of every kind incurred by Franchisee in the conduct of the franchised business under this Agreement. Without limiting the provisions of
Section XV., Franchisee shall be solely liable for the payment of all Taxes and shall indemnify Franchisor for the full amount of all such Taxes and for any liability (including penalties, interest and expenses) arising from or concerning the payment of Taxes, whether Taxes were correctly or legally asserted or not.

        B. NO DEDUCTION. Each payment to be made to Franchisor hereunder shall be made free and clear and without deduction for any Taxes. The term "Taxes" means any present or future taxes, levies, imposts, duties or other charges of whatsoever nature, including any interest or penalties thereon, imposed by any government or political subdivision of such government on or relating to the operation of the franchised business, the payment of monies, or the exercise of rights granted pursuant to this Agreement, except Taxes imposed on or measured by Franchisor's net income.

        C. DISPUTED LIABILITY. In the event of any BONA FIDE dispute as to Franchisee's liability for taxes assessed or other indebtedness, Franchisee may contest the validity or the amount of the tax or indebtedness in accordance with the procedures of the taxing authority or applicable law. However, in no event shall Franchisee permit a tax sale or seizure by levy of execution or similar writ or warrant or attachment by a creditor, to occur against the premises of the franchised business or any improvements thereon.

        D. LEGAL COMPLIANCE. Franchisee shall comply with all federal, state and local laws, rules and regulations and shall timely obtain any and all permits, certificates or licenses necessary for the full and proper conduct of the franchised business, including, without limitation, licenses to do business, fictitious name registrations, liquor licenses, sales tax permits, fire clearances, health permits, certificates of occupancy and any permits, certificates or licenses required by any environmental, disability or handicap law, rule or regulation.

        E. NOTICE OF ADVERSE ORDERS. Franchisee shall notify Franchisor in writing within five (5) days of the commencement of any action, suit or proceeding and of the issuance of any order, writ, injunction, award or decree of any court, agency or other governmental instrumentality, which may adversely affect the operation or financial condition of the franchised business and within twenty-four (24) hours after Franchisee receives notice of the filing of any tax or other lien.

XIV.    TRANSFER OF INTEREST

        A. BY FRANCHISOR. Franchisor shall have the right to transfer or assign this Agreement and all or any part of its rights or obligations herein to any person or legal entity. Specifically, and without limitation to the foregoing, Franchisee agrees that Franchisor may sell its assets, the Marks or the System to a third party; may offer its securities privately or publicly; may merge, acquire other corporations or be acquired by another corporation; may undertake a refinancing, recapitalization, leveraged buyout or other economic or financial restructuring; and with regard to any or all of the above sales, assignments and dispositions, Franchisee expressly and specifically waives any claims, demands, or damages against Franchisor arising from or related to the transfer of the Marks (or any variation thereof) or the System from Franchisor to any other party. Nothing contained in this Agreement shall require Franchisor to offer any services or products, whether or not bearing the Marks, to Franchisee, if Franchisor assigns its rights in this Agreement.

        B. BY FRANCHISEE AND THE CONTROLLING PRINCIPALS.

               (1) Franchisee understands and acknowledges that the rights and duties set forth in this Agreement are personal to Franchisee, and that Franchisor has granted rights under this Agreement in reliance on the business skill, financial capacity and personal character of Franchisee and the Controlling Principals. Accordingly, neither Franchisee nor any Controlling Principal, nor any successor or assign of Franchisee or any Controlling Principal, shall sell, assign, transfer, convey, give away, pledge, mortgage or otherwise encumber any direct or indirect interest in this Agreement, in the Restaurant or in Franchisee (including, without limitation, any new issuance of stock or other ownership interest in Franchisee) without the prior written consent of Franchisor. Any purported assignment or transfer, by operation of law or otherwise, made in violation of this Agreement shall be null and void and shall constitute a material event of default under this Agreement.

               (2) If Franchisee wishes to transfer all or part of its interest in the Restaurant or this Agreement or if Franchisee or a Controlling Principal wishes to transfer any ownership interest in Franchisee, transferor and the proposed transferee shall apply to Franchisor for its consent. Franchisor shall not unreasonably withhold its consent to a transfer of any interest in Franchisee, in the Restaurant or in this Agreement. Franchisor may, in its sole discretion, require any or all of the following as conditions of its approval:

                       (a) All of the accrued monetary obligations of Franchisee and its affiliates and all other outstanding obligations to Franchisor and its affiliates arising under this Agreement or any other agreement shall have been satisfied in a timely manner and Franchisee shall have satisfied all trade accounts and other debts, of whatever nature or kind, in a timely manner;

                       (b) Franchisee and its affiliates shall not be in default of any provision of this Agreement, any amendment hereof or successor hereto, or any other agreement between Franchisee or any of its affiliates and Franchisor or any of its affiliates, and Franchisee shall have substantially and timely complied with all the terms and conditions of such agreements during the terms thereof;

                       (c) The transferor and its principals (if applicable) shall have executed a general release, in a form satisfactory to Franchisor, of any and all claims against Franchisor, its affiliates, their respective partners and the officers, directors, shareholders, partners, agents, representatives, independent contractors, servants and employees of each of them, in their corporate and individual capacities, including, without limitation, claims arising under this Agreement and federal, state and local laws, rules and regulations;

                       (d) The transferee shall demonstrate to Franchisor's satisfaction that transferee meets the criteria considered by Franchisor when reviewing a prospective Franchisee's application for a license, including, but not limited to, Franchisor's educational, managerial and business standards; transferee's good moral character, business reputation and credit rating; transferee's aptitude and ability to conduct the business licensed herein (as may be evidenced by prior related business experience or otherwise); transferee's financial resources and capital for operation of the business; and the geographic proximity of other Texas Roadhouse restaurants owned or operated by transferee;

                       (e) The transferee shall enter into a written agreement, in a form satisfactory to Franchisor, assuming full, unconditional, joint and several liability for, and agreeing to perform from the date of the transfer, all obligations, covenants and agreements contained in this Agreement; and, if transferee is a corporation or a partnership, transferee's shareholders, partners or other investors, as applicable, shall execute such agreement as transferee's principals and guarantee the performance of all such obligations, covenants and agreements;

                       (f) The transferee shall execute, for a term ending on the expiration date of this Agreement and with such renewal terms as may be provided by this Agreement, the standard form Franchise Agreement then being offered to new System Franchisees and other ancillary agreements as Franchisor may require for the Restaurant, which agreements shall supersede this Agreement and its ancillary documents in all respects and the terms of which agreements may differ from the terms of this Agreement, including, without limitation, a higher percentage royalty fee and a higher advertising contribution or expenditure requirement; provided that the transferee shall not be obligated to pay to Franchisor an initial franchise fee; and, if transferee is a corporation or a partnership, transferee's shareholders, partners or other investors, as applicable, shall execute such agreement as transferee's principals and guarantee the performance of all such obligations, covenants and agreements;

                       (g) The transferee, at its expense, shall renovate, modernize and otherwise upgrade the Restaurant and, if applicable, any Restaurant catering or delivery vehicles to conform to the then-current standards and specifications of the System, and shall complete the upgrading and other requirements within the time period reasonably specified by Franchisor;

                       (h) The transferor shall remain liable for all of the obligations to Franchisor in connection with the Restaurant incurred prior to the effective date of the transfer and shall execute any and all instruments reasonably requested by Franchisor to evidence such liability;

                       (i) At the transferee's expense, the transferee, the transferee's operating principal, additional managers and/or any other applicable Restaurant personnel shall complete any training programs then in effect for Franchisees of Texas Roadhouse restaurants upon such terms and conditions as Franchisor may reasonably require;

                       (j) Franchisee shall pay a transfer fee of Three Thousand Five Hundred Dollars ($3,500) to Franchisor, or such greater amount as is necessary to reimburse Franchisor for its reasonable costs and expenses associated with reviewing the application to transfer, including, without limitation, legal and accounting fees;

                       (k) If the transferee is a corporation or a partnership, the transferee shall make and will be bound by any or all of the representations, warranties and covenants set forth at Section VI. as Franchisor requests. Transferee shall provide to Franchisor evidence satisfactory to Franchisor that the terms of such Section have been satisfied and are true and correct on the date of transfer.

               (3) Franchisee shall not grant a security interest in the Restaurant or in any of Franchisee's assets without Franchisor's prior written consent, which shall not be unreasonably withheld. In connection therewith, the secured party will be required by Franchisor to agree that in the event of any default by Franchisee under any documents related to the security interest, Franchisor shall have the right and option to be substituted as obligor to the secured party and to cure any default of Franchisee.

               (4) Franchisee acknowledges and agrees that each condition which must be met by the transferee is reasonable and necessary to assure such transferee's full performance of the obligations hereunder.

               (5) Transferee may not also own or operate restaurants deemed competitive with Texas Roadhouse in the Franchisor's sole discretion.

        C. TRANSFER FOR CONVENIENCE OF OWNERSHIP. In the event the proposed transfer is to a corporation formed solely for the convenience of ownership, Franchisor's consent may be conditioned upon any of the requirements set forth at Section XIV.B(2), except that the requirements set forth at Sections XIV.B(2)(c), (d), (f), (g), (i) and (j) shall not apply. With respect to a transfer to a corporation formed for the convenience of ownership, Franchisee shall be the owner of all of the voting stock or interest of the corporation and if Franchisee is more than one individual, each individual shall have the same proportionate ownership interest in the corporation as he had in Franchisee prior to the transfer.

        D. RIGHT OF FIRST REFUSAL.

               (1) If Franchisee wishes to transfer all or part of its interest in the Restaurant or this Agreement or if Franchisee or a Controlling Principal wishes to transfer any ownership interest in Franchisee, pursuant to any BONA FIDE offer received from a third party to purchase such interest, then such proposed seller shall notify Franchisor in writing of each such offer within five (5) days of its receipt of such offer, and shall provide such information and documentation relating to the offer as Franchisor may require. Franchisor shall have the right and option, exercisable within the later of forty-five (45) days after receipt of such written notification or thirty (30) days following receipt of any additional information requested by Franchisor, to send written notice to the seller that Franchisor intends to purchase the seller's interest on the same terms and conditions offered by the third party. In the event that Franchisor elects to purchase the seller's interest, closing on such purchase must occur within ninety (90) days from the date of notice to the seller of the election to purchase by Franchisor, or such other date as the parties agree upon in writing. Any material change in the terms of any offer prior to closing shall constitute a new offer subject to the same right of first refusal by Franchisor as in the case of an initial offer. Failure of Franchisor to exercise the option afforded by this Section XIV.D shall not constitute a waiver of any other provision of this Agreement, including all of the requirements of Section XIV., with respect to a proposed transfer.

               (2) In the event an offer from a third party provides for payment of consideration other than cash or involves certain intangible benefits, Franchisor may elect to purchase the interest proposed to be sold for the reasonable cash equivalent. If the parties cannot agree within a reasonable time on the reasonable cash equivalent of the non-cash part of the offer, then such amount shall be determined by two (2) appraisers, with each party selecting one
(1) appraiser, and the average of their determinations shall be binding. In the event of such appraisal, each party shall bear its own legal and other costs and shall split the appraisal fees. In the event that Franchisor exercises its right of first refusal herein provided, it shall have the right to set off against any payment therefore (i) all fees for any such independent appraiser due from Franchisee hereunder and (ii) all amounts due from Franchisee to Franchisor or any of its affiliates.

               (3) Failure to comply with the provisions of this Section prior to the transfer of any interest in Franchisee, the Restaurant or this Agreement shall constitute a material event of default under this Agreement.

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

        E. DEATH OR PERMANENT DISABILITY.

               (1) Upon the death of Franchisee (if Franchisee is a natural person) or any Controlling Principal who is a natural person and who has an interest in this Agreement, the Restaurant or Franchisee (the "Deceased"), the executor, administrator or other personal representative of the Deceased shall transfer such interest to a third party approved by Franchisor within six months after the death. If no personal representative is designated or appointed or no probate proceedings are instituted with respect to the estate of the Deceased, then the distributee of such interest must be approved by Franchisor. If the distributee is not approved by Franchisor, then the distributee shall transfer such interest to a third party approved by Franchisor within six months after the death of the Deceased.

               (2) Upon the permanent disability of Franchisee (if Franchisee is a natural person) or any Controlling Principal who is a natural person and who has an interest in this Agreement, the Restaurant or Franchisee, Franchisor may, in its sole discretion, require such interest to be transferred to a third party in accordance with the conditions described in this Section XIV. within six months after notice to Franchisee. "Permanent disability" shall mean any physical, emotional or mental injury, illness or incapacity which would prevent a person from performing the obligations set forth in this Agreement or in the guaranty made part of this Agreement for at least ninety (90) consecutive days and from which condition recovery within ninety (90) days from the date of determination of disability is unlikely. Permanent disability shall be determined by a licensed practicing physician selected by Franchisor, upon examination of the person; or if the person refuses to submit to an examination, then such person automatically shall be deemed permanently disabled as of the date of such refusal for the purpose of this Section XIV.E. The costs of any examination required by this Section shall be paid by Franchisor.

               (3) Upon the death or claim of permanent disability of Franchisee or any Controlling Principal, Franchisee or a representative of Franchisee must promptly notify Franchisor of such death or claim of permanent disability. At Franchisor's request, within a reasonable period of time not to exceed thirty
(30) days from the date of death or permanent disability, the executor, administrator or other personal representative of the Deceased or disabled person shall provide for interim management of the Restaurant until such time as a transfer has been effected in accordance with the provisions of this Section XIV.E., such interim management to be conducted in accordance with the terms of this Agreement. Franchisor may (but is not obligated to) assume such interim management of the Restaurant, provided that (i) interim management of the Restaurant by Franchisor shall not relieve Franchisee of its obligations under this Agreement; (ii) Franchisor shall not be liable for any debts, losses, costs or expenses incurred in the operation of the Restaurant during any such period of interim management; (iii) Franchisor shall have the right to charge a reasonable fee for its management services; and (iv) Franchisee shall, and hereby does, indemnify and hold Franchisor harmless against any and all judgments, fines, losses, liabilities, costs, amounts paid in settlement and reasonable expenses (including, but not limited to attorneys' fees) incurred in connection with Franchisor's interim management of the Restaurant, except by reason of Franchisor's gross negligence or willful misconduct.

               (4) Any transfer upon death or permanent disability shall be subject to the same terms and conditions as described in this Section for any INTER VIVOS transfer. If an interest is not transferred upon death or permanent disability as required in this Section, then such failure shall constitute a material event of default under this Agreement.

        F. NO WAIVER. Franchisor's consent to a transfer of any interest described herein shall not constitute a waiver of any claims which Franchisor may have against the transferring party, nor shall it be deemed a waiver of Franchisor's right to demand exact compliance with any of the terms of this Agreement by the transferee.

        G. SECURITIES OFFERINGS. Securities, partnership or other ownership interests in Franchisee may not be offered to the public under the Securities Act of 1933, as amended, nor may they be registered under the Securities Exchange Act of 1934, as amended, or any comparable federal, state or foreign law, rule or regulation. Such interests may be offered by private offering or otherwise only with the prior written consent of Franchisor, which consent shall not be unreasonably withheld. All materials required for any such private offering by federal or state law shall be submitted to Franchisor for a limited review as discussed below prior to being filed with any governmental agency; and any materials to be used in any exempt offering shall be submitted to Franchisor for such review prior to their use. No Franchisee offering shall contain any form that is contrary to or inconsistent with any

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

provision of the Franchise Agreement or imply (by use of the Marks or otherwise) that Franchisor is participating in an underwriting, issuance or offering of securities of Franchisee or Franchisor, and Franchisor's review of any offering materials shall be limited solely to the subject of the relationship between Franchisee and Franchisor and its affiliates. Franchisor may, at its option, require Franchisee's offering materials to contain a written statement prescribed by Franchisor concerning the limitations described in the preceding sentence. Franchisee, its Controlling Principals and the other participants in the offering must fully indemnify Franchisor, and its affiliates, their respective partners and the officers, directors, shareholders, partners, agents, representatives, independent contractors, servants and employees of each of them, in connection with the offering. For each proposed offering, Franchisee shall pay to Franchisor a non-refundable fee of Three Thousand Five Hundred Dollars ($3,500), or such greater amount as is necessary to reimburse Franchisor for its reasonable costs and expenses associated with reviewing the proposed offering, including, without limitation, legal and accounting fees. Franchisee shall give Franchisor written notice at least thirty (30) days prior to the date of commencement of any offering or other transaction covered by this Section XIV.G.

        H. TRANSFERS BY NON-CONTROLLING PRINCIPALS. If any person holding an interest in Franchisee, this Agreement or the Restaurant (other than Franchisee or a Controlling Principal, which parties shall be subject to the provisions set forth above) transfers such interest, then Franchisee shall promptly notify Franchisor of such proposed transfer in writing and shall provide such information relative thereto as Franchisor may reasonably request prior to such transfer. Such transferee may not be a competitor of Franchisor. Such transferee will be an Franchisee's Principal and as such will have to execute a confidentiality agreement and ancillary covenants not to compete in the form then required by Franchisor, which form shall be in substantially the same form attached hereto as Attachment D (see Sections X.B(2) and X.C(4)). Franchisor also reserves the right to designate the transferee as one of the Controlling Principals.

        I. FRANCHISOR'S OPTION TO PURCHASE FRANCHISED BUSINESS.

               (1) Anything in this Agreement to the contrary notwithstanding, if at any time ON OR AFTER EIGHTEEN MONTHS FOLLOWING THE OPENING DATE OF THE RESTAURANT during the term of this Agreement, any affiliate of Franchisor (a "Public Company") enters into an agreement or letter of intent for a public offering ("Public Offering") of it shares pursuant to a registration statement (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Securities Act"), Franchisor shall have the right and option (but no obligation) either (i) to require that Franchisee transfer its assets, subject to its liabilities, to the Public Company solely in exchange for PubCo Shares (defined in Section XIV.I(5)), or (ii) to require that all owners of equity interests in Franchisee ("Owners") convert their equity interests in Franchisee into PubCo Shares, in either case through an exchange, merger or other transaction specified by the Public Company (in either case, a "Roll-Up"). Provided Franchisee is a corporation that is eligible to participate in a reorganization under Section 368 of the Internal Revenue Code ("Section 368") and Franchisee and the Owners cooperate with the Public Company in complying with the requirements of Section 368, the Public Company will use its best efforts to ensure that the Roll-Up qualifies as a tax-free reorganization under
Section 368. In any event, Franchisee shall be obligated to transfer its assets in exchange for PubCo Shares, and the Owners shall be obligated to convert their equity interests in Franchisee into PubCo Shares, on the basis set forth below. In that regard, Franchisee or the Owners, as appropriate, agree to execute and deliver all agreements, including an Agreement and Plan of Reorganization or Exchange in substantially the same form as that attached thereto as "Exhibit "A", questionnaires, certificates, affidavits and other documents that the Public Company requests to effect the transaction in accordance with this Agreement and applicable securities and tax laws, and will otherwise cooperate fully with Franchisor and the Public Company to effect the Roll-Up.

               (2) Franchisor's right to compel a Roll-Up will continue after the Public Offering, and Franchisor may assign the right to the Public Company. Further, the Public Company will be a third party beneficiary of this Section XIV.I and may enforce the obligations of Franchisee and the Owners directly, in its own name. Following a Roll-Up, Franchisee shall comply with the post-termination obligations set forth in Section XVIII of this Agreement, including the obligations of confidentiality and non-competition in Section XVIII.H.

               (3) If the Public Company initiates a Roll-Up, Franchisee or the Owners, as appropriate, shall be entitled to receive the same of class of shares that the Public Company issues in the Public Offering. However, if the Public Offering is an underwritten offering and the underwriter objects to the inclusion in the Public Offering of all

                                       34
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or part of the PubCo Shares issuable in connection with a Roll-Up, Franchisee or the Owners, as the case may be, will be required to accept so-called "lettered stock" that cannot be sold or transferred except in compliance with Rule 144 under the Securities Act or in a transaction that is otherwise exempt from registration under the Securities Act. Further, if the Public Company determines that the Roll-Up should be completed before the Registration Statement becomes effective, Franchisee or the Owners, as the case may be, will also be required to accept lettered stock.

               (4) Franchisee or the Owners, as applicable, shall be entitled to receive PubCo Shares equal to 60% of the number of shares that bears the same relationship to the total number of PubCo Shares that will be outstanding immediately after the closing of the Public Offering (excluding PubCo Shares issuable pursuant to this Section XIV.I and to other franchisees in similar transactions) as the Adjusted Pre-Tax Earnings (defined below) of Franchisee's Restaurant during the Measurement Period (defined below) bears to the Company Pro Forma Adjusted Pre-Tax Earnings (defined below) during the Measurement Period. The number of PubCo Shares to be issued to Franchisee or the Owners, as applicable, pursuant to this Section XIV.I shall be reduced by an amount determined by dividing (1) the sum of (a) any Excess Mortgage Debt (defined below), (b) the amount, if any, by which Franchisee's current liabilities (other than for Equipment Debt (defined below) and Mortgage Debt (defined below)) exceeds Franchisee's current assets, (c) any Equipment Debt, and (d) if the Restaurant has not opened, Franchisor's good faith estimate of all future expenses that will be incurred to complete the development of the Restaurant through the Opening Date, by (2) the Fair Market Value (defined below) of the PubCo Shares to be issued in the Public Offering.

               (5) As used in this Section XIV.I:

                       (a) "Adjusted Pre-Tax Earnings" means an amount calculated according to GAAP and in the manner prescribed by Franchisor in the Operations Manual, equal to the Restaurant's store level pre-tax earnings, after deductions for franchise fees, royalties, and accrued but unpaid rent, as adjusted by adding back any deductions for management fees, accounting fees and other general and administrative expenses, restaurant pre-opening expenses, interest on Excess Mortgage Debt (defined below), and interest on any Equipment Debt (defined below); and by subtracting the amount, if any, that the total compensation paid to the Restaurant's Managing Partner is less than the sum of
(i) $45,000 plus (ii) 10% of the Restaurant's store level pre-tax earnings, and the amount by which current annualized interest payments on Mortgage Debt exceeds the actual interest payments on the Mortgage Debt during the Measurement Period.

                       (b) "Company Pro Forma Adjusted Pre-Tax Earnings" means the pre-tax income of the Public Company, increased by adding general and administrative expenses, nonrecurring items and restaurant pre-opening expenses (including restaurant pre-opening expenses of the Additional Restaurants (defined below)) for the Public Company, taking into account for a Roll-Up occurring on or prior to the Public Offering date, the operating results of all Texas Roadhouse restaurant operations (other than those of Franchisee and all other franchisees to be acquired in similar transactions concurrently with a Roll-Up) to be acquired by Franchisor or the Public Company in connection with the Public Offering (the "Additional Restaurants").

                       (c) "Equipment Debt" means any indebtedness secured by equipment owned by Franchisee.

                       (d) "Excess Mortgage Debt" means the amount, if any, by which (i) all debt secured by the Restaurant's land, building and improvements ("Mortgage Debt") exceeds (ii) the sum of 85% of the fair market value of the Restaurant's land, building and improvements secured by Mortgage Debt.

                       (e) "Fair Market Value" means the initial public offering price per share of the PubCo Shares, if the Roll-Up occurs prior to, on or within five trading days after the Public Offering date, or the five-day average closing price per share of the PubCo Shares immediately prior to the Roll-Up, if the Roll-Up occurs five or more trading days after the Public Offering.

                       (f) "Measurement Period" means the four full calendar quarters prior to the delivery of the Roll-Up Notice (defined below). However, if Franchisee's Restaurant has been open for at least five full fiscal months, but less than 14 full fiscal months, the Restaurant's Adjusted Pre-Tax Earnings shall be calculated on an annualized basis, based upon the number of full fiscal months the Restaurant has been open (excluding its first two full fiscal months of operation). Further, if the Restaurant has not opened or has been open for less than five full fiscal months, the its Adjusted Pre-Tax Earnings shall be deemed to be the simple average adjusted pre-tax earnings (calculated in the same manner as Adjusted Pre-Tax Earnings) of all Texas Roadhouse restaurants owned in whole or in part by the Public Company that have been open for at least four full calendar quarters prior to the delivery of the Roll-Up Notice.

                       (g) "PubCo Shares" means shares of the same class or series of the Public Company's capital stock that the Public Company registers with the Securities and Exchange Commission to effect an initial public offering.

               (6) Franchisor or the Public Company shall exercise its right under this Section XIV.I by delivering written notice thereof (the "Roll-Up Notice") to Franchisee at least 20 days prior to consummation of the Roll-Up. If the Roll-Up Notice is delivered prior to the Public Offering, the Roll-Up shall occur simultaneously with and shall be contingent upon the closing of the Public Offering.

               (7) The following calculation demonstrates the application of the formula expressed in Section XIV.I(4):

                          (a)    ASSUMPTIONS:

                                 (1)    Company Pro Forma Adjusted Pre-Tax
                                        Earnings - $20,000,000

                                 (2)    Adjusted Pre-Tax Earnings of
                                        Franchisee's Restaurant - $500,000

                                 (3)    Total PubCo Shares to be outstanding
                                        immediately after the Public Offering
                                        (excluding Roll-Up shares) - 10,000,000

                                 (4)    Franchisee's Mortgage Debt - $900,000

                                 (5)    Fair market value of Franchisee's
                                        Restaurant's land, building and
                                        improvements - $1,000,000

                                 (6)    Franchisee's current liabilities -
                                        $120,000

                                 (7)    Franchisee's current assets - $100,000

                                 (8)    Franchisee's Equipment Debt - $100,000

                                 (9)    Fair Market Value of PubCo Shares - $20

                          (b)    CALCULATION:

                                 (1)    Relationship of Adjusted Pre-Tax
                                        Earnings of Franchisee's Restaurant to
                                        the Company Pro Forma Adjusted Pre-Tax
                                        Earnings of the Public Company during
                                        the Measurement Period: $500,000 DIVIDED
                                        BY $20,000,000 = 2.5%

                                 (2)    Excess Mortgage Debt: $900,000 -
                                        ($1,000,000 x 85%) = $50,000

                                 (3)    Current Liabilities - Current Assets:
                                        $120,000 - $100,000 = $20,000

                                 (4)    Equipment Debt: $100,000

                                 (5) Reduction in Roll-Up Shares: ($50,000 + $20,000 + $100,000) DIVIDED BY $20
                                        = 8,500 shares

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                                 (6)    Number of PubCo Shares to be received by
                                        Franchisee or Owners, as applicable:
                                        (10,000,000 x 2.50% x 60%) - 8,500 =
                                        141,500 shares

               (8) At all times prior to the Roll-Up, Franchisee shall annually, within 90 days following the end of each fiscal year, provide Franchisor with annual audited financial statements prepared in accordance with GAAP, as required by Section XI.B(3) of this Agreement.

               (9) Franchisee and the Owners shall not enter into any arrangement with any third party that would require such third party's approval of the transactions set forth herein or which may otherwise prevent or inhibit the ability of Franchisee or the Owners to perform under this Section XIV.I.

XV.     INDEMNIFICATION

        A. INDEMNITY. Franchisee and each of the Controlling Principals shall, at all times, indemnify and hold harmless to the fullest extent permitted by law Franchisor, its affiliates, successors and assigns, their respective partners and affiliates and the officers, directors, shareholders, partners, agents, representatives, independent contractors, servants and employees of each of them ("Indemnitees"), from all "losses and expenses" (as defined in Section XV.D(2) below) incurred in connection with any action, suit, proceeding, claim, demand, investigation or inquiry (formal or informal), or any settlement thereof (whether or not a formal proceeding or action has been instituted) which arises out of or is based upon any of the following:

               (1) The infringement, alleged infringement, or any other violation or alleged violation by Franchisee or any of the Controlling Principals of any patent, mark or copyright or other proprietary right owned or controlled by third parties (except as such may occur with respect to any right to use the Marks, any copyrights or other proprietary information granted hereunder pursuant to Section X.);

               (2) The violation, breach or asserted violation or breach by Franchisee or any of the Controlling Principals of any federal, state or local law, regulation, ruling, standard or directive or any industry standard;

               (3) Libel, slander or any other form of defamation of Franchisor, the System or any developer or Franchisee operating under the System, by Franchisee or by any of the Controlling Principals;

               (4) The violation or breach by Franchisee or by any of the Controlling Principals of any warranty, representation, agreement or obligation in this Agreement or in any other agreement between Franchisee or any of its affiliates and Franchisor or any of its affiliates, or their respective partners, or the officers, directors, shareholders, partners, agents, representatives, independent contractors, servants and employees of any of them; and

               (5) Acts, errors, or omissions of Franchisee, any of Franchisee's affiliates and any of the Controlling Principals and the officers, directors, shareholders, partners, agents, representatives, independent contractors and employees of Franchisee and its affiliates in connection with the establishment and operation of the Restaurant, including, but not limited to, any acts, errors or omissions of any of the foregoing in the operation of any motor vehicle. The parties understand and agree that Franchisor cannot and does not exercise control over the manner of operation of any motor vehicles used by, or on behalf of, Franchisee or any employee, agent or independent contractor of Franchisee and that the safe operation of any motor vehicle is, therefore, Franchisee's responsibility.

        B. DEFENSE OF CLAIM. Franchisee and each of the Controlling Principals agree to give Franchisor notice of any such action, suit, proceeding, claim, demand, inquiry, or investigation. At the expense and risk of Franchisee and each of the Controlling Principals, Franchisor may elect to assume (but under no circumstance is obligated to undertake) or associate counsel of its own choosing with respect to, the defense and/or settlement of any such action, suit, proceeding, claim, demand, inquiry or investigation. Such an undertaking by Franchisor shall, in no manner or form, diminish the obligation of Franchisee and each of the Controlling Principals to indemnify the Indemnitees and to hold them harmless.

        C. REMEDIAL ACTION. In order to protect persons or property, or its reputation or goodwill, or the reputation or goodwill of others, Franchisor may, at any time and without notice, as it, in its judgment deems appropriate, consent or agree to settlements or take such other remedial or corrective action as it deems expedient with respect to the action, suit, proceeding, claim, demand, inquiry or investigation if, in Franchisor's sole judgment, there are reasonable grounds to believe that:

               (1) any of the acts or circumstances enumerated in Section XV.A(1)-(4) above have occurred; or

               (2) any act, error, or omission as described in Section XV.A(5) may result directly or indirectly in damage, injury, or harm to any person or any property.

        D. LOSSES AND EXPENSES.

               (1) All losses and expenses incurred under this Section XV. shall be chargeable to and paid by Franchisee or any of the Controlling Principals pursuant to its obligations of indemnity under this Section, regardless of any actions, activity or defense undertaken by Franchisor or the subsequent success or failure of such actions, activity, or defense.

               (2) As used in this Section XV., the phrase "losses and expenses" shall include, without limitation, all losses, compensatory, exemplary or punitive damages, fines, charges, costs, expenses, lost profits, reasonable attorneys' fees, court costs, settlement amounts, judgments, compensation for damages to the Franchisor's reputation and goodwill, costs of or resulting from delays, financing, costs of advertising material and media time/space, and costs of changing, substituting or replacing the same, and any and all expenses of recall, refunds, compensation, public notices and other such amounts incurred in connection with the matters described.

        E. CONTRIBUTORY NEGLIGENCE. The Indemnitees do not assume any liability whatsoever for acts, errors, or omissions of any third party with whom Franchisee, any of the Controlling Principals, Franchisee's affiliates or any of the officers, directors, shareholders, partners, agents, representatives, independent contractors and employees of Franchisee or its affiliates may contract, regardless of the purpose. Franchisee and each of the Controlling Principals shall hold harmless and indemnify the Indemnitees for all losses and expenses which may arise out of any acts, errors or omissions of Franchisee, the Controlling Principals, Franchisee's affiliates, the officers, directors, shareholders, partners, agents, representatives, independent contractors and employees of Franchisee and its affiliates and any such other third parties without limitation and without regard to the cause or causes thereof or the negligence (whether such negligence be sole, joint or concurrent, or active or passive) or strict liability of Franchisor or any other party or parties arising in connection therewith.

        F. MITIGATION NOT REQUIRED. Under no circumstances shall the Indemnitees be required or obligated to seek recovery from third parties or otherwise mitigate their losses in order to maintain a claim against Franchisee or any of the Controlling Principals. Franchisee and each of the Controlling Principals agree that the failure to pursue such recovery or mitigate loss will in no way reduce the amounts recoverable from Franchisee or any of the Controlling Principals by the Indemnitees.

        G. SURVIVAL OF OBLIGATION. Franchisee and the Controlling Principals expressly agree that the terms of this Section XV. shall survive the termination, expiration or transfer of this Agreement or any interest herein.

XVI.    RELATIONSHIP OF THE PARTIES

        A. INDEPENDENT CONTRACTOR RELATIONSHIP. The parties acknowledge and agree that this Agreement does not create a fiduciary relationship between them, that Franchisee shall be an independent contractor, and that nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venturer, partner, employee, joint employer or servant of the other for any purpose.

        B. NOTICE OF RELATIONSHIP. During the term of this Agreement, Franchisee shall hold itself out to the public as an independent contractor conducting its Restaurant operations pursuant to the rights granted by Franchisor. Franchisee agrees to take such action as shall be necessary to that end, including, without limitation, exhibiting a notice of that fact in a conspicuous place on the Restaurant premises established for the purposes hereunder or on any Restaurant catering or delivery vehicle, the content and form of which Franchisor reserves the right to specify in writing.

        C. NO LIABILITY. Franchisee understands and agrees that nothing in this Agreement authorizes Franchisee or any of the Controlling Principals to make any contract, agreement, warranty or representation on Franchisor's behalf, or to incur any debt or other obligation in Franchisor's name, and that Franchisor shall in no event assume liability for, or be deemed liable under this Agreement as a result of, any such action, or for any act or omission of Franchisee or any of the Controlling Principals or any claim or judgment arising therefrom.

XVII.   TERMINATION

        A. MATERIAL OBLIGATIONS. Franchisee acknowledges and agrees that each of Franchisee's obligations described in this Agreement is a material and essential obligation of Franchisee; that nonperformance of such obligations will adversely and substantially affect the Franchisor and the System; and that the exercise by Franchisor of the rights and remedies set forth herein is appropriate and reasonable.

        B. TERMINATION WITHOUT NOTICE OR CURE. Franchisee shall be deemed to be in default under this Agreement, and all rights granted herein shall automatically terminate without notice to Franchisee, if Franchisee shall become insolvent or makes a general assignment for the benefit of creditors; or if Franchisee files a voluntary petition under any section or chapter of federal bankruptcy law or under any similar law or statute of the United States or any state thereof, or admits in writing its inability to pay its debts when due; or if Franchisee is adjudicated a bankrupt or insolvent in proceedings filed against Franchisee under any section or chapter of federal bankruptcy laws or under any similar law or statute of the United States or any state; or if a bill in equity or other proceeding for the appointment of a receiver of Franchisee or other custodian for Franchisee's business or assets is filed and consented to by Franchisee; or if a receiver or other custodian (permanent or temporary) of Franchisee's assets or property, or any part thereof, is appointed by any court of competent jurisdiction; or if proceedings for a composition with creditors under any state or federal law should be instituted by or against Franchisee; or if a final judgment remains unsatisfied or of record for thirty (30) days or longer (unless supersedeas bond is filed); or if Franchisee is dissolved; or if execution is levied against Franchisee's business or property; or if suit to foreclose any lien or mortgage against the Restaurant premises or equipment is instituted against Franchisee and not dismissed within thirty (30) days; or if the real or personal property of Franchisee's Restaurant shall be sold after levy thereupon by any sheriff, marshal or constable.

        C. TERMINATION ON NOTICE. Franchisee shall be deemed to be in material default and Franchisor may, at its option, terminate this Agreement and all rights granted hereunder, without affording Franchisee any opportunity to cure the default, effective immediately upon notice to Franchisee, upon the occurrence of any of the following events:

               (1) If Franchisee operates the Restaurant or sells any products or services authorized by Franchisor for sale at the Restaurant at a location which has not been approved by Franchisor;

               (2) If Franchisee fails to acquire an approved location for the Restaurant within the time and in the manner specified in Section II;

               (3) If Franchisee fails to construct or remodel the Restaurant in accordance with the plans or specifications provided to Franchisee under Section V.C. as adapted with Franchisor's approval in accordance with Section II;

               (4) If Franchisee fails to open the Restaurant for business as a full-service Texas Roadhouse restaurant within the period specified in Section II.

               (5) If Franchisee at any time ceases to operate or otherwise abandons the Restaurant, or loses the right to possession of the premises, or otherwise forfeits the right to do or transact business in the jurisdiction where the Restaurant is located; provided, however, that this provision shall not apply in cases of Force Majeure (acts of God, strikes, lockouts or other industrial disturbances, war, riot, epidemic, fire or other catastrophe or other forces beyond Franchisee's control), if through no fault of Franchisee, the premises are damaged or destroyed by an event as described above, provided that Franchisee applies within thirty (30) days after such event, for Franchisor's approval to relocate or reconstruct the premises (which approval shall not be unreasonably withheld) and Franchisee diligently pursues such reconstruction or relocation; such approval may be conditioned upon the payment of an agreed minimum fee to Franchisor during the period in which the Restaurant is not in operation;

               (6) If Franchisee or any of the Controlling Principals is convicted of, or has entered a plea of NOLO CONTENDERE to, a felony, a crime involving moral turpitude, or any other crime or offense that Franchisor believes is reasonably likely to have an adverse effect on the System, the Marks, the goodwill associated therewith, or Franchisor's interests therein;

               (7) If a threat or danger to public health or safety results from the construction, maintenance or operation of the Restaurant;

               (8) If Franchisee fails to propose a qualified replacement or successor Operating Principal (or his designee, as applicable) within the time required under Section VI.C(5);

               (9) If Franchisee or any of the Controlling Principals purports to transfer any rights or obligations under this Agreement or any interest in Franchisee or the Restaurant to any third party without Franchisor's prior written consent or without offering Franchisor a right of first refusal with respect to such transfer, contrary to the terms of Section XIV. of this Agreement;

               (10) If Franchisee or any of its affiliates fails, refuses, or neglects promptly to pay any monies owing to Franchisor or any of its affiliates, when due under this Agreement or any other agreement, or to submit the financial or other information required by Franchisor under this Agreement and does not cure such default within five (5) days following notice from Franchisor.

               (11) If Franchisee or any of the Controlling Principals fails to comply with the in-term covenants in Section X.C or Franchisee fails to obtain execution of the covenants and related agreements required under Section X.C(4) within thirty (30) days after being requested to do so by Franchisor.

               (12) If, contrary to the terms of Section X.B(1), Franchisee or any of the Controlling Principals discloses or divulges any confidential information provided to Franchisee or the Controlling Principals by Franchisor, or fails to obtain execution of covenants and related agreements required under
Section X.B(2) within thirty (30) days after being requested to do so by Franchisor;

               (13) If a transfer upon death or permanent disability is not made in accordance with Section XIV and within the time periods therein;

               (14) If Franchisee knowingly maintains false books or records, or submits any false reports to Franchisor;

               (15) If Franchisee breaches in any material respect any of the covenants in any material respect set forth in Section VI or has falsely made any of the representations or warranties set forth in Section VI;

               (16) If Franchisee fails to propose a qualified replacement or successor Managing Partner or Market Partner within the time required under Sections VI.D(5) or VI.E(5), respectively;

               (17) If Franchisee fails to procure and maintain such insurance policies as required by Section XII and Franchisee fails to cure such default within seven (7) days following notice from Franchisor;

               (18) If Franchisee misuses or makes any unauthorized use of the Marks or otherwise materially impairs the goodwill associated therewith or Franchisor's rights therein; provided that, notwithstanding the above, Franchisee shall be entitled to notice of such event of default and shall have twenty-four (24) hours to cure such default;

               (19) If Franchisee fails to comply with the requirements in the software license agreement executed pursuant to Section VII.F and the software license is terminated by Franchisor; or

               (20) If Franchisee or any of the Controlling Principals repeatedly commits a material event of default under this Agreement, whether or not such defaults are of the same or different nature and whether or not such defaults have been cured by Franchisee after notice by Franchisor.

        D. TERMINATION WITH NOTICE AND CURE. Except as provided in Sections XVII.A(2) and (3), upon any default by Franchisee which is susceptible of being cured, Franchisor may terminate this Agreement by giving written notice of termination stating the nature of such default to Franchisee at least thirty
(30) days prior to the effective date of termination. However, Franchisee may avoid termination by immediately initiating a remedy to cure such default and curing it to Franchisor's satisfaction within the thirty-day period and by promptly providing proof thereof to Franchisor. If any such default is not cured within the specified time, or such longer period as applicable law may require, this Agreement shall terminate without further notice to Franchisee effective immediately upon the expiration of the thirty-day period or such longer period as applicable law may require. Defaults which are susceptible of cure hereunder may include, but are not limited to, the following illustrative events:

               (1) If Franchisee fails to comply with any of the requirements imposed by this Agreement, as it may from time to time be amended or reasonably be supplemented by Franchisor, or fails to carry out the terms of this Agreement in good faith.

               (2) If Franchisee fails to maintain or observe any of the standards, specifications or procedures prescribed by Franchisor in this Agreement, the Manual, or otherwise in writing.

               (3) If Franchisee fails, refuses, or neglects to obtain Franchisor's prior written approval or consent as required by this Agreement.

XVIII.  POST-TERMINATION

        Upon termination or expiration of this Agreement, all rights granted hereunder to Franchisee shall forthwith terminate, and:

        A. CEASE OPERATIONS. Franchisee shall immediately cease to operate the Restaurant under this Agreement, and shall not thereafter, directly or indirectly, represent to the public or hold itself out as a present or former Franchisee of Franchisor.

        B. CEASE USE OF THE MARKS AND CONFIDENTIAL MATERIALS. Franchisee shall immediately and permanently cease to use, in any manner whatsoever, any confidential methods, computer software, procedures, and techniques associated with the System; the mark "Texas Roadhouse"; and all other Marks and distinctive forms, slogans, signs, symbols, and devices associated with the System. In particular, Franchisee shall cease to use, without limitation, all signs, advertising materials, displays, stationery, forms and any other articles which display the Marks.

        C. CANCEL ASSUMED NAME REGISTRATIONS. Franchisee shall take such action as may be necessary to cancel any assumed name or equivalent registration which contains the mark "Texas Roadhouse" or any other service mark or trademark of Franchisor, and Franchisee shall furnish Franchisor with evidence satisfactory to Franchisor of compliance with this obligation within five (5) days after termination or expiration of this Agreement.

        D. NO FUTURE IDENTIFICATION WITH TEXAS ROADHOUSE. Franchisee agrees, in the event it continues to operate or subsequently begins to operate any other business, not to use any reproduction, counterfeit, copy or colorable imitation of the Marks, either in connection with such other business or the promotion thereof, which is likely to cause confusion, mistake, or deception, or which is likely to dilute Franchisor's rights in and to the Marks, and further agrees not to utilize any designation of origin or description or representation which falsely suggests or represents an association or connection with Franchisor constituting unfair competition.

        E. PAY AMOUNTS OWED. Franchisee and its Controlling Principals shall promptly pay all sums owing to Franchisor and its affiliates. Such sums shall include all damages, costs and expenses, including reasonable attorneys' fees, incurred by Franchisor as a result of any default by Franchisee, which obligation shall give rise to and remain, until paid in full, a lien in favor of Franchisor against any and all of the personal property, furnishings, equipment, signs, fixtures, and inventory owned by Franchisee and on the premises operated hereunder at the time of default.

        F. REMEDIES. Franchisee and the Controlling Principals shall pay to Franchisor all damages, costs and expenses, including reasonable attorneys' fees, incurred by Franchisor in connection with obtaining any remedy available to Franchisor for any violation of this Agreement and, subsequent to the termination or expiration of this Agreement, in obtaining injunctive or other relief for the enforcement of any provisions of this Section XVIII.

        G. DELIVER MANUALS AND OTHER MATERIALS. Franchisee shall immediately deliver to Franchisor all Manuals, records, files, instructions, correspondence, any computer software licensed by Franchisor, all materials related to operating the Restaurant, including, without limitation, agreements, invoices, and any and all other materials relating to the operation of the Restaurant in Franchisee's possession or control, and all copies thereof (all of which are acknowledged to be Franchisor's property), and shall retain no copy or record of any of the foregoing, except Franchisee's copy of this Agreement and of any correspondence between the parties and any other documents which Franchisee reasonably needs for compliance with any provision of law.

        H. COMPLY WITH CONFIDENTIALITY AND NONCOMPETITION COVENANTS. Franchisee and the Controlling Principals shall comply with the restrictions on confidential information contained in Section X of this Agreement and, unless the termination is properly effected by Franchisee with cause pursuant to
Section XVII.C, shall also comply with the non-competition covenants contained in Section X. Any other person required to execute similar covenants pursuant to
Section X shall also comply with such covenants, provided that no person shall be required to comply with any non-competition covenants if the termination is properly effected by Franchisee with cause pursuant to Section XVII.C.

        I. FRANCHISOR'S OPTION TO PURCHASE MATERIALS BEARING THE MARKS. Franchisee shall also immediately furnish Franchisor an itemized list of all advertising and sales promotion materials bearing the Marks or any of Franchisor's distinctive markings, designs, labels, or other marks thereon, whether located on Franchisee's premises or under Franchisee's control at any other location. Franchisor shall have the right to inspect these materials. Franchisor shall have the option, exercisable within thirty (30) days after such inspection, to purchase any or all of the materials at Franchisee's cost. Materials not purchased by Franchisor shall not be utilized by Franchisee or any other party for any purpose unless authorized in writing by Franchisor.

        J. FRANCHISOR'S OPTION TO ACQUIRE LEASES. If Franchisee operates the Restaurant under a lease for the Restaurant premises with a third party or, with respect to any lease for equipment used in the operation of the franchised business, then, unless this Agreement is properly terminated by Franchisee with cause pursuant to Section XVII.C, Franchisee shall, at Franchisor's option, assign to Franchisor any interest which Franchisee has in any lease or sublease for the premises of the Restaurant or any equipment related thereto. Franchisor may exercise such option at or within thirty (30) days after either termination or (subject to any existing right to renew) expiration of this Agreement. In the event Franchisor does not elect to exercise its option to acquire the lease or sublease for the Restaurant premises (or, if applicable, does not exercise its options under Section XVIII.K(2)) or does not have such option, Franchisee shall make such modifications or alterations to the Restaurant premises as are necessary to distinguish the appearance of the Restaurant from that of other restaurants operating under the System and shall make such specific additional changes as Franchisor may reasonably request. If Franchisee fails or refuses to comply with the requirements of this Section XVIII.J, Franchisor shall have the right to enter upon the premises of the franchised business, without being guilty of trespass or any other crime or tort, to make or cause to be made such changes as may be required, at the expense of Franchisee, which expense Franchisee agrees to pay upon demand.

        K. FRANCHISOR'S OPTION TO ACQUIRE RESTAURANT AND ASSETS.

               (1) Except as provided in Section XVIII.I, and unless this Agreement is terminated by Franchisee with cause pursuant to Section XVII.C, Franchisor shall have the option, to be exercised within thirty (30) days after termination or expiration of this Agreement, to purchase from Franchisee any or all of the furnishings, equipment

(including any computer hardware, software and related documentation not licensed by Franchisor), signs, fixtures, motor vehicles, supplies, and inventory of Franchisee related to the operation of the Restaurant, at Franchisee's cost or fair market value, whichever is less. Franchisor shall be purchasing Franchisee's assets only and shall be assuming no liabilities whatsoever, unless otherwise agreed to in writing by the parties. If the parties cannot agree on the fair market value within thirty (30) days of Franchisor's exercise of its option, fair market value shall be determined by two (2) appraisers, with each party selecting one (1) appraiser, and the average of their determinations shall be binding. In the event of such appraisal, each party shall bear its own legal and other costs and shall split the appraisal fees. If Franchisor elects to exercise any option to purchase herein provided, it shall have the right to set off (i) all fees for any such independent appraiser due from Franchisee, (ii) all amounts due from Franchisee to Franchisor or any of its affiliates and (iii) any costs incurred in connection with any escrow arrangement (including reasonable legal fees), against any payment therefore and shall pay the remaining amount in cash.

               (2) In addition to the options described above and if Franchisee owns the Restaurant premises, then, unless this Agreement is properly terminated by Franchisee with cause pursuant to Section XVII.C, Franchisor shall have the option, to be exercised at or within thirty (30) days after termination or expiration of this Agreement, to purchase the Restaurant premises including any building thereon, if applicable, for the fair market value of the land and building, and any or all of the furnishings, equipment, signs, fixtures, vehicles, supplies and inventory therein at Franchisee's cost or fair market value, whichever is less. Franchisor shall purchase assets only and shall assume no liabilities whatsoever, unless otherwise agreed to in writing by the parties. If Franchisee does not own the land on which the Restaurant is operated and Franchisor exercises its option for an assignment of the lease, Franchisor may exercise this option for the purpose of purchasing the building if owned by Franchisee and related assets as described above. If the parties cannot agree on fair market value within thirty (30) days of Franchisor's exercise of its option, fair market value shall be determined in accordance with appraisal procedure described above.

               (3) With respect to the options described in Sections XVIII.J and K(1) and (2), Franchisee shall deliver to Franchisor in a form satisfactory to Franchisor, such warranties, deeds, releases of lien, bills of sale, assignments and such other documents and instruments which Franchisor deems necessary in order to perfect Franchisor's title and possession in and to the properties being purchased or assigned and to meet the requirements of all tax and government authorities. If, at the time of closing, Franchisee has not obtained all of these certificates and other documents, Franchisor may, in its sole discretion, place the purchase price in escrow pending issuance of any required certificates or documents.

               (4) The time for closing of the purchase and sale of the properties described in Section XVIII.K(1) and (2) shall be a date not later than thirty (30) days after the purchase price is determined by the parties or the determination of the appraisers, whichever is later, unless the parties mutually agree to designate another date. The time for closing on the assignment of the lease described in Section XVIII.J shall be a date no later than ten (10) days after Franchisor's exercise of its option thereunder unless Franchisor is exercising its options under either Section XVIII.K(1) or (2), in which case the date of the closing shall be on the same closing date prescribed for such option. Closing shall take place at Franchisor's corporate offices or at such other location as the parties may agree.

        L. ASSIGNMENT OF OPTION RIGHTS. Franchisor shall be entitled to assign any and all of its options in this Section to any other party, without the consent of Franchisee.

        M. FRANCHISOR'S OPTION TO ACQUIRE TELEPHONE NUMBERS AND OTHER BUSINESS LISTINGS. At Franchisor's option, Franchisee shall assign to Franchisor all rights to the telephone numbers of the Restaurant and any related Yellow Pages trademark listings, as well as all rights to any Internet websites, domain names, URLs, listings, services, search engines or systems and any other business listings related to the Restaurant. Franchisee shall execute all forms and documents required by Franchisor, the telephone company, any Internet service provider or domain name registrar, or other third party to transfer the telephone service, telephone numbers, domain names and other rights listed above to Franchisor. Franchisee hereby appoints Franchisor as its true and lawful agent and attorney-in-fact with full power and authority, for the sole purpose of taking all action necessary to complete such assignment. This power of attorney will survive the expiration or termination of this Agreement. After the assignment, Franchisee shall use different telephone numbers, domain names and listings at or in connection with any subsequent business it may conduct.

XIX.    MISCELLANEOUS

        A. NOTICES. Any and all notices required or permitted under this Agreement shall be in writing and shall be personally delivered or mailed by expedited delivery service or certified or registered mail, return receipt requested, first-class postage prepaid, or sent by prepaid facsimile, telegram or telex (provided that the sender confirms the facsimile, telegram or telex by sending an original confirmation copy by certified or registered mail or expedited delivery service within three (3) business days after transmission) to the respective parties at the following addresses unless and until a different address has been designated by written notice to the other party:

          Notices to Franchisor:        Texas Roadhouse Development Corporation
                                        6040 Dutchman's Lane, Suite 400
                                        Louisville, Kentucky 40205
                                        Attention:  W. Kent Taylor, CEO
                                        Facsimile:  (502) 426-9924

          Notices to Franchisee and
          the Controlling Principals:   _______________________________
                                        _______________________________
                                        _______________________________
                                        _______________________________
                                        Attention:_____________________
                                        Facsimile:_____________________

          Any notice shall be deemed to have been given at the time of personal delivery or, in the case of facsimile, telegram or telex, upon transmission (provided confirmation is sent as described above) or, in the case of expedited delivery service or registered or certified mail, three (3) business days after the date and time of mailing.

        B. ENTIRE AGREEMENT. This Agreement, the documents referred to herein, and the Addenda (if applicable) and Attachments hereto, constitute the entire, full and complete agreement between Franchisor and Franchisee and the Controlling Principals concerning the subject matter hereof and shall supersede all prior related agreements between Franchisor and Franchisee and the Controlling Principals. Except for those permitted to be made unilaterally by Franchisor hereunder, no amendment, change or variance from this Agreement shall be binding on either party unless mutually agreed to by the parties and executed by their authorized officers or agents in writing.

        C. NO WAIVER. No delay, waiver, omission or forbearance on the part of Franchisor to exercise any right, option, duty or power arising out of any breach or default by Franchisee or the Controlling Principals under this Agreement shall constitute a waiver by Franchisor to enforce any such right, option, duty or power against Franchisee or the Controlling Principals, or as to a subsequent breach or default by Franchisee or the Controlling Principals. Acceptance by Franchisor of any payments due to it hereunder subsequent to the time at which such payments are due shall not be deemed to be a waiver by Franchisor of any preceding breach by Franchisee or the Controlling Principals of any terms, provisions, covenants or conditions of this Agreement.

        D. PROCEDURE FOR APPROVAL OR CONSENT. Whenever this Agreement requires the prior approval or consent of Franchisor, Franchisee shall make a timely written request to Franchisor, and such approval or consent shall be obtained in writing.

        E. NO IMPLIED WARRANTIES. Franchisor makes no warranties or guarantees upon which Franchisee may rely and assumes no liability or obligation to Franchisee or any third party to which it would not otherwise be subject, by providing any waiver, approval, advice, consent or suggestion to Franchisee in connection with this Agreement, or by reason of any neglect, delay or denial of any request therefore.

        F. FORCE MAJEURE. If a Force Majeure event shall occur, then, in addition to payments required under Section XVII.C(5), Franchisee shall continue to be obligated to pay to Franchisor any and all amounts that it shall have duly become obligated to pay in accordance with the terms of this Agreement prior to the occurrence of any Force Majeure event and the Indemnitees shall continue to be indemnified and held harmless by Franchisee in accordance with Section XV. Except as provided in Section XVII.C(5) and the immediately preceding sentence herein, none of the parties hereto shall be held liable for a failure to comply with any terms and conditions of this Agreement when such failure is caused by an event of Force Majeure. Upon the occurrence of any event of the type referred to herein, the party affected thereby shall give prompt notice thereof to the other parties, together with a description of the event, the duration for which the party expects its ability to comply with the provisions of the Agreement to be affected thereby and a plan for resuming operation under the Agreement, which the party shall promptly undertake and maintain with due diligence. Such affected party shall be liable for failure to give timely notice only to the extent of damage actually caused.

        G. MEDIATION. THE PARTIES AGREE TO SUBMIT ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT (AND ATTACHMENTS) OR THE RELATIONSHIP CREATED BY THIS AGREEMENT TO NON-BINDING MEDIATION PRIOR TO BRINGING SUCH CLAIM, CONTROVERSY OR DISPUTE IN A COURT OR BEFORE ANY OTHER TRIBUNAL. THE MEDIATION SHALL BE CONDUCTED THROUGH EITHER AN INDIVIDUAL MEDIATOR OR A MEDIATOR APPOINTED BY A MEDIATION SERVICES ORGANIZATION OR BODY, EXPERIENCED IN THE MEDIATION OF FOOD SERVICE BUSINESS DISPUTES, AGREED UPON BY THE PARTIES AND, FAILING SUCH AGREEMENT WITHIN A REASONABLE PERIOD OF TIME AFTER EITHER PARTY HAS NOTIFIED THE OTHER OF ITS DESIRE TO SEEK MEDIATION OF ANY CLAIM, CONTROVERSY OR DISPUTE (NOT TO EXCEED FIFTEEN (15) DAYS), BY THE AMERICAN ARBITRATION ASSOCIATION IN ACCORDANCE WITH ITS RULES GOVERNING MEDIATION, AT FRANCHISOR'S CORPORATE HEADQUARTERS IN LOUISVILLE, KENTUCKY. THE COSTS AND EXPENSES OF MEDIATION, INCLUDING COMPENSATION AND EXPENSES OF THE MEDIATOR (AND EXCEPT FOR THE ATTORNEYS FEES INCURRED BY EITHER PARTY), SHALL BE BORNE BY THE PARTIES EQUALLY. IF THE PARTIES ARE UNABLE TO RESOLVE THE CLAIM, CONTROVERSY OR DISPUTE WITHIN NINETY (90) DAYS AFTER THE MEDIATOR HAS BEEN CHOSEN, THEN EITHER PARTY MAY BRING A LEGAL PROCEEDING UNDER SECTION XIX.H. BELOW TO RESOLVE SUCH CLAIM, CONTROVERSY OR DISPUTE UNLESS SUCH TIME PERIOD IS EXTENDED BY WRITTEN AGREEMENT OF THE PARTIES. NOTWITHSTANDING THE FOREGOING, FRANCHISOR MAY BRING AN ACTION (1) FOR MONIES OWED, (2) FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF, OR
(3) INVOLVING THE POSSESSION OR DISPOSITION OF, OR OTHER RELIEF RELATING TO, REAL PROPERTY IN A COURT HAVING JURISDICTION AND IN ACCORDANCE WITH SECTION XIX.H. BELOW, WITHOUT FIRST SUBMITTING SUCH ACTION TO MEDIATION.

        H. JURISDICTION AND VENUE; GOVERNING LAW.

               (1) WITH RESPECT TO ANY CLAIMS, CONTROVERSIES OR DISPUTES WHICH ARE NOT FINALLY RESOLVED THROUGH MEDIATION OR AS OTHERWISE PROVIDED ABOVE, FRANCHISEE AND THE CONTROLLING PRINCIPALS HEREBY IRREVOCABLY SUBMIT THEMSELVES TO THE JURISDICTION OF THE STATE COURTS OF JEFFERSON COUNTY, KENTUCKY AND THE FEDERAL DISTRICT COURT FOR THE WESTERN DISTRICT OF KENTUCKY. FRANCHISEE AND THE CONTROLLING PRINCIPALS HEREBY WAIVE ALL QUESTIONS OF PERSONAL JURISDICTION FOR THE PURPOSE OF CARRYING OUT THIS PROVISION. FRANCHISEE AND THE CONTROLLING PRINCIPALS HEREBY AGREE THAT SERVICE OF PROCESS MAY BE MADE UPON ANY OF THEM IN ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE RELATIONSHIP CREATED BY THIS AGREEMENT BY ANY MEANS ALLOWED BY KENTUCKY OR FEDERAL LAW. FRANCHISEE AND THE CONTROLLING PRINCIPALS FURTHER AGREE THAT VENUE FOR ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE JEFFERSON COUNTY, KENTUCKY; PROVIDED, HOWEVER, WITH RESPECT TO ANY ACTION (1) FOR MONIES OWED, (2) FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF OR (3) INVOLVING POSSESSION OR DISPOSITION OF, OR OTHER RELIEF RELATING TO, REAL PROPERTY, FRANCHISOR MAY BRING SUCH ACTION IN ANY STATE OR FEDERAL DISTRICT COURT WHICH HAS JURISDICTION. WITH RESPECT TO ALL CLAIMS, CONTROVERSIES, DISPUTES OR ACTIONS, THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED UNDER KENTUCKY LAW (EXCEPT FOR KENTUCKY CHOICE OF LAW RULES).

               (2) FRANCHISEE, THE CONTROLLING PRINCIPALS AND FRANCHISOR ACKNOWLEDGE THAT THE PARTIES' AGREEMENT REGARDING APPLICABLE STATE LAW AND FORUM SET FORTH IN SECTION XIX.H.(1) ABOVE PROVIDE EACH OF THE PARTIES WITH THE MUTUAL BENEFIT OF UNIFORM INTERPRETATION OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF THIS AGREEMENT OR THE PARTIES' RELATIONSHIP CREATED BY THIS AGREEMENT. EACH OF FRANCHISEE, THE CONTROLLING PRINCIPALS AND FRANCHISOR FURTHER ACKNOWLEDGES THE RECEIPT AND SUFFICIENCY OF MUTUAL CONSIDERATION FOR SUCH BENEFIT.

               (3) FRANCHISEE, THE CONTROLLING PRINCIPALS AND FRANCHISOR ACKNOWLEDGE THAT THE EXECUTION OF THIS AGREEMENT AND ACCEPTANCE OF THE TERMS BY THE PARTIES OCCURRED IN LOUISVILLE, KENTUCKY, AND FURTHER ACKNOWLEDGE THAT THE PERFORMANCE OF CERTAIN OBLIGATIONS OF FRANCHISEE ARISING UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE PAYMENT OF MONIES DUE HEREUNDER AND THE SATISFACTION OF CERTAIN TRAINING REQUIREMENTS OF FRANCHISOR, SHALL OCCUR IN LOUISVILLE, KENTUCKY.

        I. INTERNAL DISPUTE RESOLUTION PROGRAM. WITHOUT LIMITING ANY OF THE FOREGOING, FRANCHISOR RESERVES THE RIGHT, AT ANY TIME, TO CREATE A DISPUTE RESOLUTION PROGRAM AND RELATED SPECIFICATIONS, STANDARDS, PROCEDURES AND RULES FOR THE IMPLEMENTATION THEREOF TO BE ADMINISTERED BY FRANCHISOR OR ITS DESIGNEES FOR THE BENEFIT OF ALL FRANCHISEES CONDUCTING BUSINESS UNDER THE SYSTEM. THE STANDARDS, SPECIFICATIONS, PROCEDURES AND RULES FOR SUCH DISPUTE RESOLUTION PROGRAM SHALL BE MADE PART OF THE MANUALS AND IF MADE PART OF THE MANUALS, ON EITHER A VOLUNTARY OR MANDATORY BASIS, FRANCHISEE SHALL COMPLY WITH ALL SUCH STANDARDS, SPECIFICATIONS, PROCEDURES AND RULES IN SEEKING RESOLUTION OF ANY CLAIMS, CONTROVERSIES OR DISPUTES WITH OR INVOLVING FRANCHISOR OR OTHER FRANCHISEES, IF APPLICABLE UNDER THE PROGRAM. IF SUCH DISPUTE RESOLUTION PROGRAM IS MADE MANDATORY, THEN FRANCHISEE AND FRANCHISOR AGREE TO SUBMIT ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT (AND ATTACHMENTS) OR THE RELATIONSHIP CREATED BY THIS AGREEMENT FOR RESOLUTION IN ACCORDANCE WITH SUCH DISPUTE RESOLUTION PROGRAM PRIOR TO SEEKING RESOLUTION OF SUCH CLAIMS, CONTROVERSIES OR DISPUTES IN THE MANNER DESCRIBED IN SECTIONS XIX.G.-J. (PROVIDED THAT THE PROVISIONS OF SECTION XIX CONCERNING FRANCHISOR'S RIGHT TO SEEK RELIEF IN A COURT FOR CERTAIN ACTIONS INCLUDING FOR INJUNCTIVE OR OTHER EXTRAORDINARY RELIEF SHALL NOT BE SUPERSEDED OR AFFECTED BY THIS SECTION XIX.K.) OR IF SUCH CLAIM, CONTROVERSY OR DISPUTE RELATES TO ANOTHER FRANCHISEE, FRANCHISEE AGREES TO PARTICIPATE IN THE PROGRAM AND SUBMIT ANY SUCH CLAIMS, CONTROVERSIES OR DISPUTES IN ACCORDANCE WITH THE PROGRAM'S STANDARDS, SPECIFICATIONS, PROCEDURES AND RULES, PRIOR TO SEEKING RESOLUTION OF SUCH CLAIM BY ANY OTHER JUDICIAL OR LEGALLY AVAILABLE MEANS.

        J. JUDGMENT; DISCRETION. FRANCHISEE, THE CONTROLLING PRINCIPALS AND FRANCHISOR ACKNOWLEDGE THAT VARIOUS PROVISIONS OF THIS AGREEMENT SPECIFY CERTAIN MATTERS THAT ARE WITHIN THE DISCRETION OR JUDGMENT OF FRANCHISOR OR ARE OTHERWISE TO BE DETERMINED UNILATERALLY BY FRANCHISOR. IF THE EXERCISE OF FRANCHISOR'S DISCRETION OR JUDGMENT AS TO ANY SUCH MATTER IS SUBSEQUENTLY CHALLENGED, THE PARTIES TO THIS AGREEMENT EXPRESSLY DIRECT THE TRIER OF FACT THAT FRANCHISOR'S RELIANCE ON A BUSINESS REASON IN THE EXERCISE OF ITS DISCRETION OR JUDGMENT IS TO BE VIEWED AS A REASONABLE AND PROPER EXERCISE OF SUCH DISCRETION OR JUDGMENT, WITHOUT REGARD TO WHETHER OTHER REASONS FOR ITS DECISION MAY EXIST AND WITHOUT REGARD TO WHETHER THE TRIER OF FACT WOULD INDEPENDENTLY ACCORD THE SAME WEIGHT TO THE BUSINESS REASON.

        K. COUNTERPART EXECUTION. This Agreement may be executed in multiple counterparts, each of which when so executed shall be an original, and all of which shall constitute one and the same instrument.

        L. HEADINGS. The captions used in connection with the sections and subsections of this Agreement are inserted only for purpose of reference. Such captions shall not be deemed to govern, limit, modify or in any other manner affect the scope, meaning or intent of the provisions of this Agreement or any part thereof nor shall such captions otherwise be given any legal effect.

        M. SURVIVAL. Any obligation of Franchisee or the Controlling Principals that contemplates performance of such obligation after termination or expiration of this Agreement or the transfer of any interest of Franchisee or the Controlling Principals therein, shall be deemed to survive such termination, expiration or transfer.

        N. SEVERABILITY. Except as expressly provided to the contrary herein, each portion, section, part, term and provision of this Agreement shall be considered severable; and if, for any reason, any portion, section, part, term or provision is determined to be invalid and contrary to, or in conflict with, any existing or future law or regulation by a court or agency having valid jurisdiction, this shall not impair the operation of, or have any other effect upon, the other portions, sections, parts, terms or provisions of this Agreement that may remain otherwise intelligible, and the latter shall continue to be given full force and effect and bind the parties; the invalid portions, sections, parts, terms or provisions shall be deemed not to be part of this Agreement; and there shall be automatically added such portion, section, part, term or provision as similar as possible to that which was severed which shall be valid and not contrary to or in conflict with any law or regulation.

        O. GENDER. All references herein to the masculine, neuter or singular shall be construed to include the masculine, feminine, neuter or plural, where applicable. Without limiting the obligations individually undertaken by the Controlling Principals under this Agreement, all acknowledgments, promises, covenants, agreements and obligations made or undertaken by Franchisee in this Agreement shall be deemed, jointly and severally, undertaken by all of the Controlling Principals.

        P. REMEDIES CUMULATIVE. All rights and remedies of the parties to this Agreement shall be cumulative and not alternative, in addition to and not exclusive of any other rights or remedies which are provided for herein or which may be available at law or in equity in case of any breach, failure or default or threatened breach, failure or default of any term, provision or condition of this Agreement or any other agreement between Franchisee or any of its affiliates and Franchisor or any of its affiliates. The rights and remedies of the parties to this Agreement shall be continuing and shall not be exhausted by any one or more uses thereof, and may be exercised at any time or from time to time as often as may be expedient; and any option or election to enforce any such right or remedy may be exercised or taken at any time and from time to time. The expiration, earlier termination or exercise of Franchisor's rights pursuant to Section XVII. of this Agreement shall not discharge or release Franchisee or any of the Controlling Principals from any liability or obligation then accrued, or any liability or obligation continuing beyond, or arising out of, the expiration, the earlier termination or the exercise of such rights under this Agreement.

        Q. DEFINITIONS. The term "Franchisee's Principals" shall include, collectively and individually, Franchisee's spouse, if Franchisee is an individual, all officers and directors of Franchisee (including the officers and directors of any general partner of Franchisee) whom Franchisor designates as Franchisee's Principals, all holders of an ownership interest in Franchisee and in any entity directly or indirectly controlling Franchisee, and any other person or entity controlling, controlled by, or under common control with Franchisee. The initial Franchisee's Principals shall be listed in Attachment C to this Agreement. The term "Controlling Principals" shall include, collectively and individually, any Franchisee's Principal who has been designated by Franchisor as a Controlling Principal hereunder (including, without limitation, any Managing Partner who owns an ownership interest in Franchisee, whether or not such person also serves as the Operating Principal). For purposes of this Agreement, a publicly-held corporation is a corporation registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended, or a corporation subject to the requirements of Section 15(d) of such Act.

        R. INTERPRETATION. Each reference in this Agreement to a corporation or partnership shall be deemed to also refer to a limited liability company and any other entity or organization similar thereto. Each reference to the organizational documents, equity owners, directors, and officers of a corporation in this Agreement shall be deemed to refer to the functional equivalents of such organizational documents, equity owners, directors, and officers, as applicable, in the case of a limited liability company or any other entity or organization similar thereto.

        S. NO THIRD PARTY BENEFICIARIES. Except as expressly provided to the contrary herein, nothing in this Agreement is intended, nor shall be deemed, to confer upon any person or legal entity other than Franchisee, Franchisor, Franchisor's officers, directors and personnel and such of Franchisee's and Franchisor's respective successors and assigns as may be contemplated (and, as to Franchisee, authorized by Section XIV.), any rights or remedies under or as a result of this Agreement.

        T. AGREEMENT EFFECTIVE UPON EXECUTION BY FRANCHISOR. This Agreement shall not become effective until signed by an authorized officer of Franchisor.

XX.     ACKNOWLEDGMENTS

        A. INDEPENDENT INVESTIGATION. Franchisee acknowledges that it has conducted an independent investigation of the business venture contemplated by this Agreement and recognizes that the success of this business venture involves substantial business risks and will largely depend upon the ability of Franchisee. Franchisor expressly disclaims making, and Franchisee acknowledges that it has not received or relied on, any warranty or guarantee, express or implied, as to the potential volume, profits or success of the business venture contemplated by this Agreement.

        B. CONSULTATION WITH ADVISORS. Franchisee acknowledges that Franchisee has received, read and understands this Agreement and the related Attachments and agreements and that Franchisor has afforded Franchisee sufficient time and opportunity to consult with advisors selected by Franchisee about the potential benefits and risks of entering into this Agreement.

        C. FTC RULE COMPLIANCE. Franchisee acknowledges that it received a complete copy of this Agreement and all related Attachments and agreements at least five (5) business days prior to the date on which this Agreement was executed. Franchisee further acknowledges that it has received the disclosure document required by the Trade Regulation Rule of the Federal Trade Commission entitled "Disclosure Requirements and Prohibitions Concerning Franchising and Business Opportunity Ventures" at least ten (10) business days prior to the date on which this Agreement was executed.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

                                        FRANCHISOR:
                                        Texas Roadhouse Development Corporation, a Kentucky corporation

ATTEST:

                                        By:
                                           -------------------------------------
                                                W. Kent Taylor, CEO

--------------------------
Witness

                                        FRANCHISEE:

                                        ----------------------------------------

                                        By:
                                                --------------------------------
                                                Name:
--------------------------                           ---------------------------
Witness                                         Title:
                                                      --------------------------

                                        OWNERS (FOR PURPOSES OF SECTION XIV.I.):

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                             CONTROLLING PRINCIPALS

        Each of the undersigned acknowledges and agrees as follows:

        (1) Each has read the terms and conditions of the Franchise Agreement and acknowledges that the execution of this guaranty and the undertakings of the Controlling Principals in the Franchise Agreement are in partial consideration for, and a condition to the granting of this license, and that Franchisor would not have granted this license without the execution of this guaranty and such undertakings by each of the undersigned;

        (2) Each is included in the term "Controlling Principals" as described in Section XIX.Q of the Franchise Agreement;

        (3) Each individually, jointly and severally, makes all of the covenants, representations, warranties and agreements of the Controlling Principals set forth in the Franchise Agreement and is obligated to perform thereunder; and

        (4) Each individually, jointly and severally, unconditionally and irrevocably guarantees to Franchisor and its successors and assigns that all of Franchisee's obligations under the Franchise Agreement will be punctually paid and performed. Upon default by Franchisee or upon notice from Franchisor, each will immediately make each payment and perform each obligation required of Franchisee under the Franchise Agreement. Without affecting the obligations of any of the Controlling Principals under this guaranty, Franchisor may, without notice to the Controlling Principals, waive, renew, extend, modify, amend or release any indebtedness or obligation of Franchisee or settle, adjust or compromise any claims that Franchisor may have against Franchisee. Each of the Controlling Principals waives all demands and notices of every kind with respect to the enforcement of this guaranty, including, without limitation, notice of presentment, demand for payment or performance by Franchisee, any default by Franchisee or any guarantor and any release of any guarantor or other security for this guaranty or the obligations of Franchisee. Franchisor may pursue its rights against any of the Controlling Principals without first exhausting its remedies against Franchisee and without joining any other guarantor hereto and no delay on the part of Franchisor in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by Franchisor of any right or remedy shall preclude the further exercise of such right or remedy. Upon receipt by Franchisor of notice of the death of any of the Controlling Principals, the estate of the deceased will be bound by the foregoing guaranty, but only for defaults and obligations under the Franchise Agreement existing at the time of death, and in such event, the obligations of the remaining Controlling Principals shall continue in full force and effect.

        Additionally, with respect to the individual designated as Operating Principal, Operating Principal acknowledges that the undertakings by Operating Principal under this guaranty are made and given in partial consideration of, and as a condition to, Franchisor's grant of rights to operate the Restaurant as described herein; Operating Principal individually, jointly and severally, makes all of the covenants, representations and agreements of Franchisee and Operating Principal set forth in the Franchise Agreement and is obligated to perform hereunder.

ATTEST:                                 CONTROLLING PRINCIPALS

----------------------------------      ----------------------------------------
Witness                                 *Name:
                                              ----------------------------------

----------------------------------      ----------------------------------------
Witness                                 Name:
                                              ----------------------------------

----------------------------------      ----------------------------------------
Witness                                 Name:
                                              ----------------------------------

----------------------------------      ----------------------------------------
Witness                                 Name:
                                              ----------------------------------

----------------------------------      ----------------------------------------

Witness                                 Name:
                                              ----------------------------------

----------------------------------      ----------------------------------------
Witness                                 Name:
                                              ----------------------------------

----------------------------------      ----------------------------------------
Witness                                 **Managing Partner Name:
                                                                ----------------

* Denotes individual who is Franchisee's Operating Principal
**Denotes any Managing Partner who has an ownership interest in Franchisee (if not also serving as the Operating Principal)

                                  ATTACHMENT A

                                 SELECTED TERMS

1.      DESIGNATED AREA

        Pursuant to Section I.B. of the Franchise Agreement, the non-exclusive geographic area within which the Restaurant shall be located (the "Designated Area") shall be:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.      APPROVED LOCATION

        Pursuant to Section II.C of the Franchise Agreement, the Restaurant shall be located at the following approved location:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.      ASSIGNED AREA

        Pursuant to Section I.C. of the Franchise Agreement, Franchisee's primary area of operation within which Franchisee is granted certain rights as set forth in Section I.C. ("Assigned Area") shall be as described and as depicted on the map attached hereto and incorporated herein. THIS ATTACHMENT "A" IS NOT VALID OR BINDING UNLESS BOTH THIS PAGE AND THE ATTACHED MAP OF THE ASSIGNED AREA ARE SIGNED BY BOTH FRANCHISEE AND FRANCHISOR:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.      AREA OF PRIMARY RESPONSIBILITY

        Pursuant to Section I.D. of the Franchise Agreement, Franchisee's non-exclusive area of primary responsibility for advertising and promotional purposes ("Area of Primary Responsibility") shall be:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.      OPENING DATE

        Pursuant to Section II.H. of the Franchise Agreement, the Opening Date of the Restaurant is ______________________, 2003.

                                 Attachment A-1

ATTEST:                                 FRANCHISOR:

                                        TEXAS ROADHOUSE DEVELOPMENT
                                        CORPORATION, a Kentucky corporation


                                        By:
--------------------------                 -------------------------------------
Witness                                    W. Kent Taylor, CEO


                                        FRANCHISEE:

                                        ----------------------------------------

                                        By:
--------------------------                 -------------------------------------
Witness                                 Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                 Attachment A-2

                                  ATTACHMENT B

                                   LEASE RIDER

        This Lease Rider is made and entered into this ____ day of ___________, 2003 by and between Texas Roadhouse Development Corporation, a Kentucky corporation ("Franchisor"), _____________________ ("Franchisee") and ___________________ ("Landlord").

        WHEREAS, Franchisor and Franchisee are parties to that certain Franchise Agreement dated ____________, 20__ ("Franchise Agreement");

        WHEREAS, Franchisee and Landlord desire to enter into a lease (the "Lease") pursuant to which Franchisee will occupy the premises located at ____________________________ ____________________________ (the "Premises") for a
full-service Texas Roadhouse restaurant (the "Restaurant") licensed under the Franchise Agreement; and

        WHEREAS, as a condition to entering into the Lease, the Franchisee is required under the Franchise Agreement to execute this Lease Rider along with the Landlord and Franchisor;

        NOW, THEREFORE, in consideration of the mutual undertakings and commitments set forth herein and in the Franchise Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

           (1) During the term of the Franchise Agreement, the Premises shall be used only for the operation of the Restaurant.

           (2) Landlord consents to Franchisee's use of such marks and neon signs, border neon, exterior roof and building material, decor items, color schemes and related components of the Texas Roadhouse restaurant system as Franchisor may prescribe for the Restaurant.

           (3) Landlord agrees to furnish Franchisor with copies of any and all letters and notices sent to Franchisee pertaining to the Lease and the Premises, at the same time that such letters and notices are sent to Franchisee.

           (4) Franchisor shall have the right to enter the Premises to make any modification or alteration necessary to protect the Texas Roadhouse restaurant system and marks. Franchisor shall also have the right, but not the obligation to cure any default under the Franchise Agreement or any development agreement entered into between Franchisor and Franchisee or under the Lease, without being guilty of trespass or any other crime or tort.

           (5) Franchisee shall be permitted to assign the Lease to Franchisor or its affiliates upon the expiration or earlier termination of the Franchise Agreement or upon Franchisor's purchase of Franchisee's assets under Section XIV of the Franchise Agreement, and the Landlord hereby consents to (and agrees to provide written consent to) such assignment and agrees not to impose or assess any assignment fee or similar charge or accelerate or increase rent under the Lease in connection with such assignment.

           (6) In the event of such assignment, Franchisor or any affiliate designated by Franchisor will agree to assume from the date of assignment all obligations of Franchisee remaining under the Lease, and in such event Franchisor or any affiliate shall assume Franchisee's occupancy rights, and the right to sublease the Premises, for the remainder of the term of the Lease.

           (7) Franchisee shall not assign the Lease or renew or extend the term thereof without the prior written consent of Franchisor.

                                 Attachment B-1

           (8) Landlord and Franchisee shall not amend or otherwise modify the Lease in any manner that could materially affect any of the foregoing requirements without the prior written consent of Franchisor.

           (9) The terms of this Lease Rider will supersede any conflicting terms of the Lease.

        IN WITNESS WHEREOF, the parties have executed this Lease Rider as of the date first above written.

                                   FRANCHISOR:

                                   Texas Roadhouse Development Corporation, a Kentucky corporation

                                   By:
                                      ------------------------------------------
                                                  W. Kent Taylor, CEO


                                   FRANCHISEE:

                                   ---------------------------------------------

                                   By:
                                      ------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------


                                   LANDLORD:

                                   ---------------------------------------------

                                   By:
                                      ------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------

                                 Attachment B-2

                                  ATTACHMENT C

                        STATEMENT OF OWNERSHIP INTERESTS

A. The following is a list of all shareholders, partners or other investors in Franchisee, including all investors who own or hold a direct or indirect interest in Franchisee, and a description of the nature of their interest:

Name                   Percentage of Ownership       Nature of Interest









B. The following is a list of all of Franchisee's Principals, each of whom shall execute the Confidentiality Agreement and Ancillary Covenants Not to Compete substantially in the form set forth in Attachment D:


C. The following is a list of all of Franchisee's Controlling Principals, each of whom shall execute the Controlling Principal signature page and guaranty:


D. Name of Managing Partner, if different from Operating Principal, and description of his or her cash flow interest and ownership interest in the Restaurant. Attach copy of employment agreement and other supporting documentation.

                                 Attachment C-1

                                  ATTACHMENT D

        CONFIDENTIALITY AGREEMENT AND ANCILLARY COVENANTS NOT TO COMPETE

        This Agreement is made and entered into this ____ day of ________________, 2003, between Texas Roadhouse Development Corporation, a Kentucky corporation ("Franchisor"), ____________________ ("Franchisee") and ______________________ (" Covenantor," including, without limitation, all Managing Partners executing this Agreement)

                                    RECITALS

        WHEREAS, Franchisor has developed or has acquired the right to use and license the use of a distinctive system (the "System") for the development and operation of full-service restaurants under the name and mark Texas Roadhouse ("Restaurants"); and

        WHEREAS, the System includes, but is not limited to, certain trade names, service marks, trademarks, logos, emblems and indicia of origin, including, but not limited to, the mark "Texas Roadhouse" and such other trade names, service marks, trademarks, logos, insignia, slogans, emblems, designs and commercial symbols as Franchisor may develop in the future to identify for the public the source of services and products marketed under the System ("Marks") and certain information, knowledge, know-how, techniques and any materials used in or related to the System which Franchisor provides to Franchisee, or which Franchisee or its Principals (as defined in the Franchise Agreement, described below) or employees develop, in connection with the Franchise Agreement or the operation of the Restaurant thereunder, including, without limitation, any actual or potential recipes, menu items, suppliers, products, services, systems, applications, procedures, or methods of advertising, marketing, training, inventory or financial controls, management, service or procurement and any confidential matter regarding the business of Franchisor or any of its affiliates ("Confidential Information"); and

        WHEREAS, the Marks and Confidential Information provide economic advantages to Franchisor and are not generally known to, and are not readily ascertainable by proper means by, Franchisor's competitors who could obtain economic value from knowledge and use of the Confidential Information; and

        WHEREAS, Franchisor has taken and intends to take all reasonable steps to maintain the confidentiality and secrecy of the Confidential Information; and

        WHEREAS, Franchisor has granted Franchisee the limited right to operate a Restaurant using the System, the Marks and the Confidential Information for the period defined in the Franchise Agreement made and entered into on _________________, 2003 ("Franchise Agreement"), by and between Franchisor and Franchisee; and

        WHEREAS, Franchisor and Franchisee have agreed in the Franchise Agreement on the importance to Franchisor and to Franchisee and other licensed users of the System of restricting the use, access and dissemination of the Confidential Information; and

        WHEREAS, it will be necessary for certain Managing Partners, Market Partners, and other managers, employees, agents, independent contractors, officers, directors and interest holders of Franchisee, or any entity having an interest in the Franchisee ("Covenantor") to have access to and to use some or all of the Confidential Information in the management and operation of Franchisee's business using the System; and

        WHEREAS, Franchisee has agreed to obtain from those covenantors' written agreements protecting the Confidential Information and the System against unfair competition; and

        WHEREAS, Covenantor wishes to remain, or wishes to become associated with or employed by Franchisee; and

                                 Attachment D-1

        WHEREAS, Covenantor wishes and needs to receive and use the Confidential Information in the course of his employment or association in order to effectively perform his services for Franchisee; and

        WHEREAS, Covenantor acknowledges that receipt of and the right to use the Confidential Information constitutes independent valuable consideration for the representations, promises and covenants made by Covenantor herein;

        NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, the parties agree as follows:

CONFIDENTIALITY AGREEMENT

        1. Franchisor and/or Franchisee shall disclose to Covenantor some or all of the Confidential Information relating to the System. All information and materials, including, without limitation, any manuals, drawings, specifications, techniques and compilations of data containing Confidential Information which Franchisor provides to Franchisee and/or Covenantor shall be deemed Confidential Information for the purposes of this Agreement.

        2. Covenantor shall receive the Confidential Information in confidence and shall, at all times, maintain them in confidence, and use them only in the course of his employment or association with an Franchisee and then only in connection with the development and/or operation by Franchisee of a Restaurant for so long as Franchisee is licensed by Franchisor to use the System.

        3. Covenantor shall not at any time make copies of any documents or compilations containing some or all of the Confidential Information without Franchisor's express written permission.

        4. Covenantor shall not at any time disclose or permit the disclosure of the Confidential Information except to other employees of Franchisee and only to the limited extent necessary to train or assist other employees of Franchisee in the development or operation of a Restaurant using the System.

        5. Covenantor shall surrender any material containing some or all of the Confidential Information to Franchisee or Franchisor, upon request, or upon termination of employment by Franchisee, or upon conclusion of the use for which such information or material may have been furnished to Covenantor.

        6. Covenantor shall not at any time, directly or indirectly, do any act or omit to do any act that would or would likely be injurious or prejudicial to the goodwill associated with the Confidential Information and the System.

        7. All manuals are loaned by Franchisor to Franchisee for limited purposes only and remain the property of Franchisor and may not be reproduced, in whole or in part, without Franchisor's written consent.

        8. If Covenantor develops any new concept, process, recipe, menu item, improvement, invention, or work of authorship in the operation or promotion of the Restaurant, alone or jointly with others and within or without the facilities of the Restaurant, before, during or after normal business hours ("Work Product") Covenantor shall promptly notify Franchisee and Franchisor and shall provide them with all necessary related information, without compensation. Covenantor acknowledges that any such Work Product will inure to the benefit of and become the property of Franchisor, and Franchisor may use or disclose such Work Product to its Franchisees and to its affiliates, successors and assigns, as it determines to be appropriate. Covenantor shall execute in favor of Franchisor an assignment of (and Covenantor does hereby assign) his or her entire right, title, and interest in and to the Work Product and agrees to execute such other documents and instruments as Franchisor may request. Franchisee and the Controlling Principals further agree to cooperate to the extent and in the manner reasonably requested by Franchisor in the prosecution or defense of any litigation or other proceedings involving any Work Product, but all of Covenantor's reasonable expenses in connection therewith shall be paid by Franchisor. If a copyright registration or patent is filed by or on behalf of Covenantor within one (1) year following the earlier of the termination or expiration of the Franchise Agreement or the time at which Covenantor ceases to be associated with Franchisee, describing a work which relates to the business of Franchisor, it will be conclusively presumed that such work is to be treated as a Work Product for all purposes hereunder.

                                 Attachment D-2

COVENANTS NOT TO COMPETE

        1. In order to protect the goodwill of the System and the confidentiality and value of the Confidential Information, and in consideration for the disclosure to Covenantor of the Confidential Information, Covenantor further agrees and covenants as follows:

             a. Not to divert, or attempt to divert, directly or indirectly, any business, business opportunity, or customer of the Franchisee's Restaurant to any competitor or competitive restaurant of any Texas Roadhouse open or proposed.

             b. Not to employ, or seek to employ, any person who is at the time or was within the preceding twelve (12) months employed by Franchisor or any Franchisee or developer of Franchisor, or otherwise directly or indirectly induce such person to leave that person's employment except as may occur in connection with Franchisee's employment of such person if permitted under the Franchise Agreement.

             *c. Except for the Restaurant described in the Franchise Agreement, not to directly or indirectly, for himself or through, on behalf of, or in conjunction with any person, partnership or corporation, without the prior written consent of Franchisor, own, maintain, operate, engage in or have any financial or beneficial interest in (including any interest in corporations, partnerships, trusts, unincorporated associations or joint ventures), advise, assist or make loans to, any business located within the United States, its territories or commonwealths, or any other country, province, state or geographic area in which Franchisor has used, sought registration of or registered the same or similar Marks or operates or licenses others to operate a business under the same or similar Marks, which business is of a character and concept similar to the Restaurant or which has similar menu offerings.

        2. In further consideration for the disclosure to Covenantor of the Confidential Information and to protect the System, Covenantor agrees and covenants that for one (1) year following the earlier of the expiration or termination (whether as a result of a sale or transfer to Franchisor or otherwise), unless the termination is effected by Franchisee with cause pursuant to Section XVII.C of the Agreement or transfer of all of Franchisee's interest in the Franchise Agreement or the termination of his association with or employment by Franchisee, Covenantor will not without the prior written consent of Franchisor:

             a. Divert or attempt to divert, directly or indirectly, any business, business opportunity or customer of the Restaurant to any competitor or competitive restaurant.

             b. Employ, or seek to employ, any person who is at the time or was within the preceding twelve (12) months employed by Franchisor or any Franchisee or developer of Franchisor, or otherwise directly or indirectly induce such persons to leave that person's employment.

             c. Directly or indirectly, for himself or through, on behalf of or in conjunction with any person, partnership or corporation, own, maintain, operate, engage in or have any financial or beneficial interest in (including any interest in corporations, partnerships, trusts, unincorporated associations or joint ventures), advise, assist or make loans to, any business at is of a character and concept similar to the Restaurant or which has similar menu offerings, which business is, or is intended to be located within the Assigned Area, as such term is defined in the Franchise Agreement or within a 15-mile radius of the location of any Texas Roadhouse restaurant or other food service facility in existence or under construction at any given time during such period.

----------
* May be deleted if Franchisor does not require Franchisee to obtain the execution of this covenant by Covenantor. See SECTION X.C.(4) of the Franchise Agreement.

                                 Attachment D-3

MISCELLANEOUS

        1. Franchisee shall make all commercially reasonable efforts to ensure that Covenantor acts as required by this Agreement.

        2. Covenantor agrees that in the event of a breach of this Agreement, Franchisor would be irreparably injured and be without an adequate remedy at law. Therefore, in the event of such a breach, or threatened or attempted breach of any of the provisions hereof, Franchisor shall be entitled to enforce the provisions of this Agreement and shall be entitled, in addition to any other remedies which are made available to it at law or in equity, including the right to terminate the Franchise Agreement, to a temporary and/or permanent injunction and a decree for the specific performance of the terms of this Agreement, without the necessity of showing actual or threatened harm and without being required to furnish a bond or other security.

        3. Covenantor agrees to pay all expenses (including court costs and reasonable attorneys' fees) incurred by Franchisor and Franchisee in enforcing this Agreement.

        4. Any failure by Franchisor or the Franchisee to object to or take action with respect to any breach of any provision of this Agreement by Covenantor shall not operate or be construed as a waiver of or consent to that breach or any subsequent breach by Covenantor.

        5. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REFERENCE TO KENTUCKY CHOICE OF LAW PRINCIPLES. COVENANTOR HEREBY IRREVOCABLY SUBMITS HIMSELF TO THE JURISDICTION OF THE STATE COURTS OF JEFFERSON COUNTY, KENTUCKY AND THE FEDERAL DISTRICT COURTS FOR THE WESTERN DISTRICT OF KENTUCKY. COVENANTOR HEREBY WAIVES ALL QUESTIONS OF PERSONAL JURISDICTION OR VENUE FOR THE PURPOSE OF CARRYING OUT THIS PROVISION. COVENANTOR HEREBY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON HIM IN ANY PROCEEDING RELATING TO OR ARISING UNDER THIS AGREEMENT OR THE RELATIONSHIP CREATED BY THIS AGREEMENT BY ANY MEANS ALLOWED BY KENTUCKY OR FEDERAL LAW. COVENANTOR FURTHER AGREES THAT VENUE FOR ANY PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE JEFFERSON COUNTY, KENTUCKY; PROVIDED, HOWEVER, WITH RESPECT TO ANY ACTION WHICH INCLUDES INJUNCTIVE RELIEF OR OTHER EXTRAORDINARY RELIEF, FRANCHISOR OR FRANCHISEE MAY BRING SUCH ACTION IN ANY COURT IN ANY STATE WHICH HAS JURISDICTION.

        6. The parties acknowledge and agree that each of the covenants contained herein are reasonable limitations as to time, geographical area, and scope of activity to be restrained and do not impose a greater restraint than is necessary to protect the goodwill or other business interests of Franchisor. The parties agree that each of the foregoing covenants shall be construed as independent of any other covenant or provision of this Agreement. If all or any portion of a covenant in this Agreement is held unreasonable or unenforceable by a court or agency having valid jurisdiction in any unappealed final decision to which Franchisor is a party, Covenantor expressly agrees to be bound by any lesser covenant subsumed within the terms of such covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made a part of this Agreement.

        7. This Agreement contains the entire agreement of the parties regarding the subject matter hereof. This Agreement may be modified only by a duly authorized writing executed by all parties.

        8. All notices and demands required to be given hereunder shall be in writing and shall be sent by personal delivery, expedited delivery service, certified or registered mail, return receipt requested, first-class postage prepaid, facsimile, telegram or telex (provided that the sender confirms the facsimile, telegram or telex by sending an original confirmation copy by certified or registered mail or expedited delivery service within three (3) business days after transmission), to the respective parties at the following addresses unless and until a different address has been designated by written notice to the other parties.

                                 Attachment D-4

        If directed to Franchisor, the notice shall be addressed to:

                   Texas Roadhouse Development Corporation
                   6040 Dutchman's Lane, Suite 400
                   Louisville, Kentucky 40205
                   Attention:  W. Kent Taylor, CEO
                   Facsimile:  (502) 426-9924


        If directed to Franchisee, the notice shall be addressed to:

                   _______________________________________________________
                   _______________________________________________________
                   _______________________________________________________
                   Attention:_____________________________________________
                   Facsimile:_____________________________________________


        If directed to Covenantor, the notice shall be addressed to:

                   _______________________________________________________
                   _______________________________________________________
                   _______________________________________________________
                   Attention:_____________________________________________
                   Facsimile:_____________________________________________

        Any notices sent by personal delivery shall be deemed given upon receipt. Any notices given by telex or facsimile shall be deemed given upon transmission, provided confirmation is made as provided above. Any notice sent by expedited delivery service or registered or certified mail shall be deemed given three (3) business days after the time of mailing. Any change in the foregoing addresses shall be effected by giving fifteen (15) days written notice of such change to the other parties. Business day for the purpose of this Agreement excludes Saturday, Sunday and the following national holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas.

        9. The rights and remedies of Franchisor under this Agreement are fully assignable and transferable and shall inure to the benefit of its respective affiliates, successors and assigns. The respective obligations of Franchisee and Covenantor hereunder may not be assigned by Franchisee or Covenantor, without the prior written consent of Franchisor.

        IN WITNESS WHEREOF, the undersigned have entered into this Agreement as witnessed by their signatures below.

                                        FRANCHISOR:

                                        Texas Roadhouse Development Corporation, a Kentucky corporation

                                        By:
                                           -------------------------------------
                                                W. Kent Taylor, CEO

                                 Attachment D-5

ATTEST:

                                 FRANCHISEE:

------------------------         -----------------------------------------------
Witness

                                 By:
                                    --------------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

ATTEST:

                                 COVENANTOR* (INCLUDING, WITHOUT LIMITATION, ALL MANAGING PARTNERS AND MARKET PARTNERS
                                 EXECUTING THIS AGREEMENT):

                                 By:
------------------------             -------------------------------------------
Witness                                  Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------

                                 By:
------------------------             -------------------------------------------
Witness                                  Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------

                                 By:
------------------------             -------------------------------------------
Witness                                  Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------


--------
* All Managing Partners of the Restaurant who are not otherwise signing the Franchise Agreement as a Controlling Principal must execute this Agreement as a Covenantor.

                                 Attachment D-6

                                  ATTACHMENT E

                           SOFTWARE LICENSE AGREEMENT

        This Software License Agreement ("Software License") is entered into between Texas Roadhouse Development Corporation, a Kentucky corporation ("Franchisor") and ____________________ ("Franchisee") pursuant to a Franchise Agreement dated ______________, 2003 ("Franchise Agreement") under which Franchisee will operate a full-service Texas Roadhouse restaurant (the "Restaurant") located at ______________________________.

        1. Franchisor hereby grants to Franchisee a nonexclusive, nonassignable license to use the computer programs, in object code form ("Software"), listed in the schedule to this Software License. The schedule may be updated from time to time by Franchisor to include enhancements, upgrades or replacements ("Enhancements") to the Software, which Franchisor will make available to Franchisee from time to time at a reasonable cost.

        2. Franchisee shall use the Software only in the operation of the Restaurant at the location of the Restaurant indicated above. Franchisee may not modify, copy or reproduce in any form all or any part of the Software without the prior written consent of Franchisor, and in such event solely to the extent required for use of the Software in the operation of the Restaurant. Franchisee shall not make available the Software, the user and operating manuals thereto, or any copy thereof to any party except as described below in paragraph 4. Franchisee shall not reverse assemble, reverse compile or otherwise recreate the Software.

        3. All copies of the Software, including any produced by Franchisee with Franchisor's consent, are and shall be the sole and exclusive property of Franchisor or authorized third parties during and after the term of this Software License. Franchisee acknowledges and agrees that Franchisor may secure all or any part of the Software from third parties. Franchisee agrees to execute and deliver to Franchisor any further contracts, agreements or other documents reasonably required by Franchisor in order to secure its compliance with any agreement with such other parties.

        4. Franchisee understands and acknowledges that the Software contains Franchisor's trade secrets and agrees, during the term of this Software License and thereafter, not to communicate, divulge or use the Software other than in the operation of the Restaurant by Franchisee and its employees. Franchisee shall divulge and allow access to the Software only to its employees who must have access to it in connection with their employment in the Restaurant. At Franchisor's request, Franchisee shall require and obtain execution of covenants concerning the confidentiality of the Software from any persons employed by Franchisee who have access to the Software. These covenants shall be in a form substantially similar to the confidentiality covenants contained in Attachment D to the Franchise Agreement.

        5. Franchisee shall exercise reasonable precautions, no less rigorous than those Franchisee uses to protect its own confidential information, to protect the confidentiality of the Software and the user and operating manuals thereto, which precautions shall include, at a minimum, giving instructions to Franchisee's employees who will have access to the Software and the user and operating manuals thereto that the same are proprietary to, and the trade secrets of, Franchisor or such third parties. Franchisee shall not remove or alter any designations that Franchisor or such third parties have included in the Software and the user and operating manuals thereto that indicate such material is the proprietary property of Franchisor or such third parties.

        6. Franchisee agrees to notify Franchisor immediately of the existence of any unauthorized knowledge, possession or use of the Software or of any part thereof.

        7. Franchisee acknowledges and agrees that the Software and user and operating manuals thereto are the valuable property and of Franchisor or other authorized parties, that any violation by Franchisee of the provisions of this Software License would cause Franchisor or such other parties irreparable injury for which they would have no adequate remedy at law, and that, in addition to any other remedies which Franchisor may have, it shall be entitled to preliminary and other injunctive relief against any such violation.

                                 Attachment E-1

        8    The term of this Software License shall be co-extensive with the term of the Franchise Agreement, including any renewal of the Franchise
Agreement.

        9. Expiration or termination of the Franchise Agreement for whatever reason shall automatically terminate this Software License and the right granted by it to use the Software, without notice to Franchisee. If Franchisor's license to any of the Software secured from third parties should terminate, then this Software License shall automatically terminate as to such Software and Franchisee shall comply with the provisions of Section 10 in connection with such Software. In addition, Franchisor may terminate this Software License upon the failure by Franchisee to comply with any of the terms and conditions herein, by giving Franchisee written notice of termination stating the nature of the breach at least thirty (30) days prior to the effective date of termination; provided that Franchisee may avoid termination by immediately initiating a remedy to cure such default and curing it to Franchisor's satisfaction within the thirty (30)-day period and by promptly providing proof thereof to Franchisor. If any such default is not cured within that time, or such longer period as applicable law may require, this Software License shall terminate without further notice to Franchisee effective immediately upon expiration of the thirty (30)-day period or such longer period as applicable law may require.

        10. Upon the expiration or termination of this Software License or upon the expiration or termination of the Franchise Agreement, whichever shall occur earlier, Franchisee shall immediately deliver to Franchisor all copies of the Software then in Franchisee's possession or control and erase the Software from Franchisee's computer system, and shall immediately cease to use the Software.

        11. Franchisor will replace without charge any copies of the Software provided under this Software License which have defects in materials and workmanship that are not caused by Franchisee's misuse or unauthorized modification of the Software. This replacement shall be Franchisee's sole and exclusive remedy as to the Software.

        12. EXCEPT FOR THE LIMITED WARRANTY DESCRIBED ABOVE, THERE ARE NO WARRANTIES GRANTED TO FRANCHISEE OR ANY OTHER PERSON OR ENTITY FOR THE SOFTWARE, EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE; ALL SUCH WARRANTIES ARE EXPRESSLY AND SPECIFICALLY DISCLAIMED.

        13. FRANCHISEE IS SOLELY RESPONSIBLE FOR DETERMINING ITS DESIRED RESULTS FROM THE USE OF THE SOFTWARE, FOR EVALUATING THE SOFTWARE'S CAPABILITIES AND FOR SUCCESSFULLY OPERATING THE SOFTWARE. IN NO EVENT SHALL FRANCHISOR BE RESPONSIBLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR OTHER DAMAGES, OR FOR LOST DATA OR LOST PROFITS TO FRANCHISEE OR ANY OTHER PERSON OR ENTITY, WHETHER OR NOT DUE TO FRANCHISOR'S NEGLIGENCE, ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE, EVEN IF FRANCHISOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE OCCURRING. IN THE EVENT THAT ANY OTHER TERM OF THIS SOFTWARE LICENSE IS FOUND OR DETERMINED TO BE UNCONSCIONABLE OR UNENFORCEABLE FOR ANY REASON, THE FOREGOING PROVISION OF WAIVER BY AGREEMENT OF DIRECT, INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR OTHER DAMAGES OR FOR LOST DATA OR LOST PROFITS SHALL CONTINUE IN FULL FORCE AND EFFECT.

        14. THIS SOFTWARE LICENSE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE COMMONWEALTH OF KENTUCKY (EXCEPT FOR KENTUCKY CHOICE OF LAW RULES).

        15. If any term herein is declared to be void or unenforceable by a court of competent jurisdiction, such declaration shall have no effect on the other terms of this Software License, which will remain in effect and fully enforceable.

                                 Attachment E-2

        16. Franchisee agrees to pay any sales, use, ad valorem, personal property and general intangibles tax and any registration fees arising out of this Software License and the transactions contemplated herein, except for any taxes imposed upon the gross income of Franchisor.

        17. Franchisee may not sell, lease, assign, sublicense or otherwise transfer any of its rights under this Software License without the prior written consent of Franchisor.

        18. Notice under this Software License shall be provided as indicated in Section XIX. of the Franchise Agreement.

        19. The terms of this Software License are incorporated into the Franchise Agreement by reference. This Software License and related provisions of the Franchise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede all related prior and contemporaneous agreements between the parties.

        IN WITNESS WHEREOF, the parties have duly executed and delivered this Software License on the _______ day of _________________, 2003.


                                        FRANCHISOR:

                                        Texas Roadhouse Development Corporation, a Kentucky corporation


                                        By:
                                           -------------------------------------
                                              W. Kent Taylor, CEO

ATTEST:


-----------------------
Witness

                                        FRANCHISEE:

                                        ----------------------------------------

                                        By:
                                           -------------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                 Attachment E-3

                     SCHEDULE TO SOFTWARE LICENSE AGREEMENT

                                    SOFTWARE


                                 Attachment E-4

                                  ATTACHMENT F

                     CHRONOLOGICAL TABLE OF SELECTED EVENTS

ITEM                                    TIME                                         SECTION
------------------------------------------------------------------------------------------------------------------
Delivery of UFOC                        At or before 1st meeting to discuss          FTC Regulation
                                        possible sale of a franchise

Payment of Preliminary Agreement        $10,000 upon execution of Preliminary        Preliminary Agreement
Deposit                                 Agreement

Submission of Articles of
Incorporation, submission of
investors, source of investment funds,
financing documents, proposed private
placement documents.

Payment of Initial Franchise Fee        $15,000 on execution of Franchise            IV.A
                                        Agreement, $15,000 on commencement of
                                        construction and $10,000, less deposit paid
                                        upon execution of Preliminary Agreement, 4
                                        weeks before the Opening Date

Designation of Operating Principal      Execution of Franchise Agreement             VI.C. and D.
(and designee, if applicable);
Designation of Managing Partner
(Testing, Credit and Criminal Checks,
Interviews)

Acquisition of Insurance                Execution of Franchise Agreement             XII.A.

Submission of Proposed Site             60 Days following execution of Preliminary   Preliminary Agreement
(including purchase contract or Lease)  Agreement                                    2.B.(2)

Approval or Disapproval of Proposed     30 days after receipt of information         Preliminary Agreement
Site by Franchisor                                                                   2.B.(2)

Submission of Environmental Audit       Prior to acquisition of site                 II.E.

Submission of Site Acquisition          10 days prior to execution                   II.G
documents

Acquisition of Site                     150 days after Franchisor approval           II.C

                                 Attachment F-1

ITEM                                    TIME                                         SECTION
------------------------------------------------------------------------------------------------------------------
Approval or Disapproval of Proposed     60 days after receipt of plans               II.F.
Architectural Plans by Franchisor

Submission of Notice of Completion of   60 days prior to scheduled completion of     II.H.
Construction                            construction

Completion of Initial Training          No later than 45 days prior to Opening Date  VI.F.(1)

Opening of Restaurant                   240 days following execution of Franchise    II.I(1).
                                        Agreement unless extended in writing by
                                        Franchisor

Submission of Copy of Certificate of    30 days after opening                        II.I.(2)
Occupancy

Payment of Royalty Fee and              On or before tenth day of each               IV.B.(1); VIII.C.
Advertising Fund Contribution           month for the preceding month

Expiration of Term                      10 Years from Opening Date or the            III.A.
                                        Expiration or Termination of Franchisee's
                                        Right to Possess the Restaurant Premises

                                 Attachment F-2

                                  ATTACHMENT G

                            ELECTRONIC FUNDS TRANSFER
             AUTHORIZATION TO HONOR CHARGES DRAWN BY AND PAYABLE TO

                          ELECTRONIC DEBT AUTHORIZATION
            AUTHORIZATION AGREEMENT FOR DIRECT PAYMENTS (ACH DEBITS)

Company Name:_________________________  Company ID Number:______________________

I (we) hereby authorize ________________________, hereinafter called COMPANY, to initiate debit entries to my (our ) Checking Account/ Savings Account (select one) indicated below at the depository financial institution named below, hereafter called DEPOSITORY, and to debit the same to such account. I (we) acknowledge that the origination of ACH transactions to my (our) account must comply with the provisions of U.S. law.

Depository Name:______________________                 Branch:__________________

City:_________________           State:____________________      Zip:__________

Routing Number:__________________       Account Number:_______________

This authorization is remain in full force and effect until COMPANY has received written notification from me (or either of us) or its termination in such time and in such manner as to afford COMPANY and DEPOSITOR a reasonable opportunity to act on it.

Name(s):________________________________            ID Number:__________________
              (Please Print)

Date:__________________________       Signature:________________________________


NOTE: DEBIT AUTHORIZATIONS MUST PROVIDE THAT THE RECEIVER MAY REVOKE THE AUTHORIZATION ONLY BY NOTIFYING THE ORIGINATOR IN THE MANNER SPECIFIED IN THE AUTHORIZATION


                                  Attachment G

                                  Attachment H

                            STATE SPECIFIC AMENDMENTS


                                  Attachment H

                     TEXAS ROADHOUSE DEVELOPMENT CORPORATION
                   CALIFORNIA AMENDMENT TO FRANCHISE AGREEMENT

        For purposes of complying with the requirements of California law, including the California Franchise Investment Law, CAL. BUS. & PROF. CODE
Section 31000 ET SEQ. ("CFIL"), and the California Franchise Relations Act, CAL. BUS. & PROF. CODE Section 20000 ET SEQ. (the "CRA"), Texas Roadhouse Development Corporation ("Texas Roadhouse") and __________________ ("You"), hereby amend the Franchise Agreement between them dated __________________ (the "Agreement") as follows:

        1. Sections 20000 through 20043 of the CRA provide rights to you concerning nonrenewal and termination of the Agreement. The Federal Bankruptcy Code also provides rights to You concerning termination of the Agreement upon certain bankruptcy-related events. To the extent the Agreement contains a provision that is inconsistent with these laws, these laws will control.

        2. The franchise agreement requires you to execute a general release of claims upon renewal or transfer of the franchise agreement. California Corporations Code Section 31512 provides that any condition, stipulation or provision purporting to bind any person acquiring any franchise to waive compliance with any provision of that law or any rule or order is void. Section 31512 voids a waiver of your rights under the Franchise Investment Law (California Corporations Code 31000 through 31516). Business and Professions Code Section 20010 voids a waiver of your rights under the Franchise Relations Act (Business and Professions Code 2000 through 20043).

        3. If the Agreement requires payment of liquidated damages that is inconsistent with California Civil Code Section 1671, the liquidated damage clause may be unenforceable.

        4. If the Agreement contains a covenant not to compete which extends beyond the expiration or termination of the Agreement, the covenant may be unenforceable under California law.

        5. If the Agreement requires litigation, arbitration, or mediation to be conducted in a forum other than the State of California, the requirement may unenforceable under California law.

        6. If the Agreement requires that it be governed by a state's law other than the State of California, such requirement may be unenforceable.

        7. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of California law applicable to the provisions are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        8. As to any state law described in this Amendment that declares void or unenforceable any provision contained in the Agreement, Texas Roadhouse reserves the right to challenge the enforceability of the state law.

        9. All other provisions of the Agreement are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties acknowledge that they have read and understand the contents of this Amendment, that they have had the opportunity to obtain the advice of counsel. Intending to be legally bound, the parties have duly executed and delivered this Amendment on _______________, 200_.


ATTEST:                                 TEXAS ROADHOUSE DEVELOPMENT
                                        CORPORATION


-----------------------------           By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        FRANCHISEE:

------------------------------          By:
Witness                                    -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                     TEXAS ROADHOUSE DEVELOPMENT CORPORATION
                    ILLINOIS AMENDMENT TO FRANCHISE AGREEMENT

        For purposes of complying with the requirements of Illinois law, including the Illinois Franchise Disclosure Act of 1987, Ill. Rev. Stat. ch. 815 para. 705/1 - 705/44 (1994) (the "Illinois Franchise Act"), Texas Roadhouse Development Corporation ("Texas Roadhouse") and __________________ ("_____"), hereby amend the Franchise Agreement between them dated __________________ (the "Agreement") as follows:

        1. Section 705/19 and 705/20 of the Illinois Franchise Act provide rights to franchisees concerning nonrenewal and termination of a franchise. If the Agreement contains a provision that is inconsistent with the Illinois Franchise Act, the Illinois Franchise Act will control.

        2. Section 41 of the Illinois Franchise Act states that "any condition, stipulation, or provision purporting to bind any person acquiring any franchise to waive compliance with any provision of this Act is void." To the extent that any provision in the Agreement is inconsistent with Illinois law, Illinois law will control.

        3. Any provision that designates jurisdiction or venue or required Franchisee to agree to jurisdiction or venue in a forum outside of Illinois is void with respect to any cause of action which is otherwise enforceable in Illinois, except arbitration may take place outside the state of Illinois.

        4. To the extent that Section XIX of the Agreement (pertaining to choice of law) conflicts with the Illinois Franchise Act, the Illinois Franchise Act will control.

        5. To the extent that the Illinois Franchise Act prohibits the disclaimer of representations contained in a franchisor's Uniform Franchise Offering Circular, Section XIX B. is amended to include representations made in Texas Roadhouse's Uniform Franchise Offering Circular to the extent required by law.

        6. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of Illinois law applicable to the provisions are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        7. All other provisions of the Agreement are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties acknowledge that they have read and understand the contents of this Amendment, that they have had the opportunity to obtain the advice of counsel. Intending to be legally bound, the parties have duly executed and delivered this Amendment on _______________, 200_.


                                        TEXAS ROADHOUSE DEVELOPMENT
                                        CORPORATION

-----------------------------           By:
Witness                                    -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

------------------------------          FRANCHISEE:
Witness
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                     TEXAS ROADHOUSE DEVELOPMENT CORPORATION
                    INDIANA AMENDMENT TO FRANCHISE AGREEMENT

        For purposes of complying with the requirements of the Indiana Franchises Act, Ind. Code Ann. Sections 1 -51 (1994) (the "Franchises Act") and the Indiana Deceptive Franchise Practices Act, Ind. Code Ann. Section 23-2-2.7
(1985) (the "DFPA"), Texas Roadhouse Development Corporation ("Texas Roadhouse") and __________________ ("_____"), hereby amend the Franchise Agreement between them dated __________________ (the "Agreement") as follows:

        1. The DFPA provides rights to franchisees concerning nonrenewal and termination of a franchise. To the extent the Agreement contains a provision that is inconsistent with the DFPA, the DFPA will control.

        2. Section 1 of the DFPA forbids that a franchise agreement between a franchisor and a franchisee who is either a resident of Indiana or a nonresident who will be operating a franchise in Indiana contain certain provisions. To the extent that any provision in the Franchise Agreement contains such a provision, the agreement is amended to the extent necessary to conform to the DFPA.

        3. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of Illinois law applicable to the provisions are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        4. As to any state law described in this Amendment that declares void or unenforceable any provision contained in the Agreement, Texas Roadhouse reserves the right to challenge the enforceability of the state law.

        5. All other provisions of the Agreement are hereby ratified and confirmed.

             IN WITNESS WHEREOF, the parties acknowledge that they have read and understand the contents of this Amendment, that they have had the opportunity to obtain the advice of counsel. Intending to be legally bound, the parties have duly executed and delivered this Amendment on _______________, 200_.


                                        TEXAS ROADHOUSE DEVELOPMENT
                                        CORPORATION

-----------------------------           By:
Witness                                    -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

------------------------------          FRANCHISEE:
Witness
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                     TEXAS ROADHOUSE DEVELOPMENT CORPORATION
                    MARYLAND AMENDMENT TO FRANCHISE AGREEMENT

        For purposes of complying with the requirements of Maryland law, including the Maryland Franchise Registration and Disclosure Law, Md. Code Ann., Bus. Reg. Sections 14-201 - 14-233 (1994) (the "Maryland Franchise Law"), Texas Roadhouse Development Corporation ("Texas Roadhouse") and __________________ ("_____"), hereby amend the Franchise Agreement between them dated __________________ (the "Agreement") as follows:

        1. Section 14-226 of the Maryland Franchise Law prohibits a franchisor from requiring a prospective franchisee to assent to any release, estoppel or waiver of liability as a condition of purchasing a franchise. To the extent that the Franchise Agreement requires you to disclaim the occurrence and/or acknowledge the non-occurrence of acts that would constitute a violation of the Maryland Franchise Law in order to purchase your franchise, the Agreement is amended to reflect that such representations are not intended to nor shall they act as a release, estoppel or waiver of any liability incurred under the Maryland Franchise Law.

        2. Pursuant to COMAR 02.02.08.16L, the Agreement is amended to reflect that:

             (a) Any release required as part of the Agreement or as a condition of the sale, renewal, or assignment of the franchise shall not apply to any liability under the Maryland Franchise Law.

             (b) Notwithstanding any other provision contained in the Agreement, any claims arising under the Maryland Franchise Law must be brought within three
(3) years after the grant of the franchise.

             (c) Any provision in the Agreement which requires litigation to be conducted in a forum other than the State of Maryland will not limit any rights you may have under the Section 14-216(c)(25) of the Maryland Franchise Law to bring suit in the State of Maryland.

        3. Pursuant to COMAR 02.02.08.16L, the general release required as a condition of renewal (as set forth in Section III (7)) shall not apply to any liability under the Maryland Franchise Registration and Disclosure Law.

        4. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of Maryland law applicable to the provisions are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        5. As to any state law described in this Amendment that declares void or unenforceable any provision contained in the Agreement, Texas Roadhouse reserves the right to challenge the enforceability of the state law.

        6. All other provisions of the Agreement are hereby ratified and confirmed.

             IN WITNESS WHEREOF, the parties acknowledge that they have read and understand the contents of this Amendment, that they have had the opportunity to obtain the advice of counsel. Intending to be legally bound, the parties have duly executed and delivered this Amendment on _______________, 200_.


                                        TEXAS ROADHOUSE DEVELOPMENT
                                        CORPORATION

-----------------------------
Witness

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

------------------------------          FRANCHISEE:
Witness

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                     TEXAS ROADHOUSE DEVELOPMENT CORPORATION
                   MINNESOTA AMENDMENT TO FRANCHISE AGREEMENT

        For purposes of complying with the requirements of Minnesota law, including the Minnesota Franchise Act, Minn. Stat. Section 80.01 ET SEQ. and the rules and regulations promulgated thereunder, Texas Roadhouse Development Corporation ("Texas Roadhouse") and __________________ ("_____"), hereby amend the Franchise Agreement between them dated __________________ (the "Agreement") as follows:

        1. The Minnesota Department of Commerce requires that Texas Roadhouse Development Corporation indemnify you against liability to third parties for infringement resulting from your use of the trademarks licensed under the Agreement. Section IX of the Agreement describes the circumstances under which Texas Roadhouse will indemnify you against third party liability for trademark infringement. Requirements imposed under the Minnesota Franchises Act will supersede inconsistent provisions contained in Section IX of the Agreement.

        2. Sec. 80C.14, Subd. 4 of the Minnesota Franchises Act requires, except in certain specified instances, that Texas Roadhouse Development Corporation give you written notice of its intention not to renew the franchise 180 days before the franchise expires, and to give you sufficient opportunity to operate the franchise in order to enable you to recover the fair market value of the franchise as a going concern. Requirements imposed under the Minnesota Franchise Act will supersede inconsistent provisions contained in the Agreement.

        3. Sec. 80C.14, Subd. 3 of the Minnesota Franchises Act requires, except in certain specified instances, that Texas Roadhouse Development Corporation give you ninety (90) notice of termination (with sixty (60) days to cure). Requirements imposed under the Minnesota Franchises Act will supersede inconsistent provisions contained in the Agreement.

        4. Any release of claims or acknowledgment of fact contained in the Agreement that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Minnesota Franchises Act or a rule or order promulgated thereunder shall be void with respect to claims arising under the Minnesota Franchises Act.

        5. Sec. 80C.17, Subd. 5 of the Minnesota Franchises Act provides that no action may be commenced thereunder more than three (3) years after the cause of action accrues. To the extent that the Agreement conflicts with this law, the law will control.

        6. Secs. 80C.21 of the Minnesota Franchises Act and Minn. Rule 2860.4400J prohibit Texas Roadhouse Development Corporation from requiring litigation to be conducted outside Minnesota. Nothing in the Agreement will, or is intended to, abrogate or reduce any of your rights as provided for in the Minnesota Franchises Act or your rights to any procedure, forum or remedies provided for by the laws of the Minnesota.

        7. Section VII M. and XI B. (5) of the Agreement (pertaining to liquidated damages) is hereby deleted; provided, that such deletion shall not excuse you from liability for actual or other damages and the formula for assessing liquidated damages shall be admissible in any litigation or proceeding as evidence of actual damages.

        8. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of Minnesota law applicable to the provisions are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        9. As to any state law described in this Amendment that declares void or unenforceable any provision contained in the Agreement, Texas Roadhouse reserves the right to challenge the enforceability of the state law.

        10. All other provisions of the Agreement are hereby ratified and confirmed.

             IN WITNESS WHEREOF, the parties acknowledge that they have read and understand the contents of this Amendment, that they have had the opportunity to obtain the advice of counsel. Intending to be legally bound, the parties have duly executed and delivered this Amendment on _______________, 200_.


                                        TEXAS ROADHOUSE DEVELOPMENT
                                        CORPORATION


                                        By:
                                           -------------------------------------
------------------------------          Name:
Witness                                      -----------------------------------
                                        Title:
                                              ----------------------------------

                                        FRANCHISEE:

                                        By:
                                           -------------------------------------
------------------------------          Name:
Witness                                      -----------------------------------
                                        Title:
                                              ----------------------------------

                     TEXAS ROADHOUSE DEVELOPMENT CORPORATION
                    NEW YORK AMENDMENT TO FRANCHISE AGREEMENT

        For purposes of complying with the requirements of New York Law, including the New York General Business Law, Article 33, Sections 680 - 695
(1989) (the "New York Law"), Texas Roadhouse Development Corporation ("Texas Roadhouse") and __________________ ("_____"), hereby amend the Franchise Agreement between them dated __________________ (the "Agreement") as follows:

        1. To the extent that the Agreement requires you to sign a release or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the New York Law or a rule or order promulgated thereunder, such release or acknowledgment of fact shall be void with respect to claims arising under the New York. It is the intent of this provision that non-waiver provisions of the Sections 687.4 and
687.5 of the New York Law be satisfied.

        2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of New York Law applicable to the provisions are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        3. As to any state law described in this Amendment that declares void or unenforceable any provision contained in the Agreement, Texas Roadhouse reserves the right to challenge the enforceability of the state law.

        4. All other provisions of the Agreement are hereby ratified and confirmed.

             IN WITNESS WHEREOF, the parties acknowledge that they have read and understand the contents of this Amendment, that they have had the opportunity to obtain the advice of counsel. Intending to be legally bound, the parties have duly executed and delivered this Amendment on _______________, 200_.


                                        TEXAS ROADHOUSE DEVELOPMENT
                                        CORPORATION


                                        By:
                                           -------------------------------------
------------------------------          Name:
Witness                                      -----------------------------------
                                        Title:
                                              ----------------------------------

                                        FRANCHISEE:


                                        By:
                                           -------------------------------------
------------------------------          Name:
Witness                                      -----------------------------------
                                        Title:
                                              ----------------------------------

                     TEXAS ROADHOUSE DEVELOPMENT CORPORATION
                  NORTH DAKOTA AMENDMENT TO FRANCHISE AGREEMENT

        For purposes of complying with the requirements of the North Dakota Franchise Investment Law, North Dakota Century Code Annotated Chapter 51-19, Sections 51-09-01 through 51-19-17 (1993) (the "NDFIL"), Texas Roadhouse Development Corporation ("Texas Roadhouse") and __________________ ("_____"), hereby amend the Franchise Agreement between them dated __________________ (the "Agreement") as follows:

        1. Covenants not to compete are enforceable only under certain conditions under North Dakota law. If the Agreement contains a covenant not to compete that is inconsistent with North Dakota law, the covenant may be unenforceable.

        2. If the Agreement requires litigation, arbitration or mediation to be conducted in a jurisdiction other than North Dakota, the requirement is void. Any litigation, arbitration or mediation under the Agreement shall be conducted in North Dakota or a mutually agreed upon location.

        3. If the Agreement requires that the Agreement be governed by a state law other than North Dakota, the requirement may be unenforceable in North Dakota.

        4. If the Agreement requires payment of a termination penalty or liquidation penalty, the requirement is void.

        5. If the Agreement requires you to consent to a waiver of exemplary and/or punitive damages, the requirement is void.

        6. If the Agreement requires you to consent to a waiver of trial by jury, the requirement is void.

        7. If the Agreement requires that you consent to a limitations of claims, the requirement is void and the statute of limitations under North Dakota law will apply.

        8. If the Agreement requires that you consent to payment of all costs and expenses incurred in the enforcement of the Agreement, the requirement is void. The prevailing party in any such action is entitled to recover all costs and expenses, including attorneys' fees.

        9. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of North Dakota law applicable to the provisions are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        10. As to any state law described in this Amendment that declares void or unenforceable any provision contained in the Agreement, Texas Roadhouse reserves the right to challenge the enforceability of the state law.

        11. All other provisions of the Agreement are hereby ratified and confirmed.

             IN WITNESS WHEREOF, the parties acknowledge that they have read and understand the contents of this Amendment, that they have had the opportunity to obtain the advice of counsel. Intending to be legally bound, the parties have duly executed and delivered this Amendment on _______________, 200_.


                                        TEXAS ROADHOUSE DEVELOPMENT
                                        CORPORATION


-----------------------------           By:
Witness                                    -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        FRANCHISEE:


------------------------------          By:
Witness                                    -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                     TEXAS ROADHOUSE DEVELOPMENT CORPORATION
                  RHODE ISLAND AMENDMENT TO FRANCHISE AGREEMENT

        For purposes of complying with the requirements of the Rhode Island Franchise Investment Act, R.I. Gen. Law. ch. 395 Sections 19-28,1-1 - 19.28.1-34 (the "RIFIA"), Texas Roadhouse Development Corporation ("Texas Roadhouse") and __________________ ("_____"), hereby amend the Franchise Agreement between them dated __________________ (the "Agreement") as follows:

        1. Section 19-28.1-14 of the Rhode Island Franchise Investment Act (the "RIFIA") provides that any provision in a franchise agreement restricting jurisdiction or venue to a forum outside of Rhode Island or requiring the application of the laws of another state is void with respect to claims otherwise enforceable under the RIFIA. Section XIX of the Agreement (pertaining to forum selection) and Section XIX of the Agreement (pertaining to choice of law) are hereby amended to the extent necessary to comply with this law.

        2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of Rhode Island law applicable to the provisions are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        3. As to any state law described in this Amendment that declares void or unenforceable any provision contained in the Agreement, Texas reserves the right to challenge the enforceability of the state law.

        4. All other provisions of the Agreement are hereby ratified and confirmed.

             IN WITNESS WHEREOF, the parties acknowledge that they have read and understand the contents of this Amendment, that they have had the opportunity to obtain the advice of counsel. Intending to be legally bound, the parties have duly executed and delivered this Amendment on _______________, 200_.


                                        TEXAS ROADHOUSE DEVELOPMENT
                                        CORPORATION


-----------------------------           By:
Witness                                    -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        FRANCHISEE:

                                        ----------------------------


------------------------------          By:
Witness                                    -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                     TEXAS ROADHOUSE DEVELOPMENT CORPORATION
                   WASHINGTON AMENDMENT TO FRANCHISE AGREEMENT

        For purposes of complying with the requirements of Washington law, including the Washington Franchise Investment Protection Act, WA Rev. Code Sections 19.100.010 - 19.100.940 (1991) (the "WFIPA"), Texas Roadhouse
Development Corporation ("Texas Roadhouse") and __________________ ("_____"), hereby amend the Franchise Agreement between them dated __________________ (the "Agreement") as follows:

        1. The state of Washington has a statute, RCW 19.100.180 which may supersede the franchise agreement in your relationship with Texas Roadhouse including the areas of termination and renewal of your franchise. There may also be court decisions which may supersede the franchise agreement in your relationship with Texas Roadhouse including the areas of termination and renewal of your franchise.

        2. In any arbitration involving a franchise purchased in Washington, Washington law currently requires that the arbitration site shall be either in the state of Washington, or in a place mutually agreed upon at the time of the arbitration, or as determined by the arbitrator.

        3. In the event of a conflict of laws, the provisions of the Washington Franchise Investment Protection Act, Chapter 19.100 RCW (the "WFIPA") shall prevail.

        4. A release or waiver of rights executed by a franchisee shall not include rights under the WFIPA except when executed pursuant to a negotiated settlement after the agreement is in effect and where the parties are represented by independent counsel. Provisions such as those which unreasonably restrict or limit the statute of limitations period for claims under the WFIPA, rights or remedies under the WFIPA such as a right to a jury trial may not be enforceable.

        5. Transfer fees are collectable to the extent that they reflect Texas Roadhouse's reasonable estimated or actual costs in effecting a transfer.

        6. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of Washington law applicable to the provisions are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        7. As to any state law described in this Amendment that declares void or unenforceable any provision contained in the Agreement, Texas Roadhouse reserves the right to challenge the enforceability of the state law.

        8. All other provisions of the Agreement are hereby ratified and confirmed.

                                  Attachment H

             IN WITNESS WHEREOF, the parties acknowledge that they have read and understand the contents of this Amendment, that they have had the opportunity to obtain the advice of counsel. Intending to be legally bound, the parties have duly executed and delivered this Amendment on _______________, 200_.


                                        TEXAS ROADHOUSE DEVELOPMENT
                                        CORPORATION

-----------------------------           By:
Witness                                    -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        FRANCHISEE:


------------------------------          By:
Witness                                    -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                  Attachment H

                                  Attachment H

                                    EXHIBIT A

                AGREEMENT AND PLAN OF REORGANIZATION OR EXCHANGE


                                  Attachment H

                                    EXHIBIT A

                AGREEMENT AND PLAN OF REORGANIZATION OR EXCHANGE

        THIS AGREEMENT AND PLAN OF REORGANIZATION OR EXCHANGE, dated as of __________, 200__ (the "AGREEMENT"), is made by and among Texas Roadhouse, Inc., a Delaware corporation ("ROADHOUSE"), [[Roadhouse Subsidiary], a Delaware corporation and a wholly-owned subsidiary of Roadhouse ("MERGER SUB")], [Franchisee], a [insert state] corporation ("FRANCHISEE") and [insert majority shareholders/control persons of Franchisee] (collectively, the "OWNERS").

                                    RECITALS

        A. Franchisee and Texas Roadhouse Development Corporation, a Kentucky corporation ("ROADHOUSE DEVELOPMENT CORPORATION") are parties to that certain Franchise Agreement, dated as of __________, _____ (the "FRANCHISE AGREEMENT"), whereby Franchisee granted Roadhouse Development Corporation and its affiliates the option to acquire the Franchisee's franchised business (the "BUSINESS").

        B. Roadhouse, as an affiliate of Roadhouse Development Corporation, has exercised its option to acquire the Franchisee's Business and desires to acquire, and Franchisee and Owners desire to convey, the assets and land relating to the Business on the terms and conditions set forth in this Agreement.

        C. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Code (as defined herein) whereby (i) Roadhouse acquires Franchisee's Common Stock (as defined herein) in exchange for Roadhouse Common Stock (a "STOCK EXCHANGE"); or (ii) Roadhouse acquires Franchisee's assets and land in exchange for Roadhouse Common Stock (an "ASSET EXCHANGE").

        D. If structured as a Stock Exchange, the parties additionally intend that the Stock Exchange shall qualify for accounting treatment as a "pooling of interests."

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions contained in this Agreement, and intending to be legally bound, and on the terms and subject to the conditions set forth in this Agreement, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        1.1 DEFINED TERMS. When used in this Agreement, the following terms shall have the meanings specified (although the parties may structure the transaction as a Stock Exchange or an Asset Exchange and thus proceed under Alternative 1 or Alternative 2, if, during the course of utilizing Alternative 1 or Alternative 2, a term's definition is contained in an Alternative not being used, the definition contained therein shall nonetheless control):

        "ACCOUNTS RECEIVABLE" has the meaning set forth in SECTION 2.1(e).

        "AGREEMENT" means this Agreement and Plan of Reorganization, together with all schedules and exhibits referred to in this Agreement, as each may be amended from time to time in accordance with the terms of this Agreement.

        "ALTERNATIVE 1" shall mean an Asset Exchange.

        "ALTERNATIVE 2" shall mean a Stock Exchange.

        "ALTERNATIVE TRANSACTION" has the meaning set forth in SECTION 6.15.

                                   Exhibit A-1

        "ASSIGNMENT AND ASSUMPTION AGREEMENT" means the Assignment and Assumption Agreement with respect to the Contracts to be assumed by Roadhouse, substantially in the form attached as EXHIBIT B.

        "ASSUMED OBLIGATIONS" has the meaning set forth in SECTION 2.5(a).

        "BILL OF SALE" means the Bill of Sale with respect to the transfer and sale of the Purchased Assets, substantially in the form attached as EXHIBIT A.

        "BUSINESS" means the franchised business of the Franchisee.

        "CERTIFICATES" has the meaning set forth in SECTION 2.7(b).

        "CERTIFICATE OF MERGER" has the meaning set forth in SECTION 2.2.

        "CLOSING" has the meaning set forth in SECTION 3.1.

        "CLOSING DATE" means __________, 200__, unless a different date is agreed to in writing by the parties.

        "CLOSING TIME" means 10:00 a.m. on the Closing Date.

        "CONTRACTS" has the meaning set forth in SECTION 2.1(c).

        "CODE" means the Internal Revenue Code of 1986, as amended.

        "EFFECTIVE TIME" has the meaning set forth in SECTION 2.2.

        "EMPLOYEE" has the meaning set forth in SECTION 4.15.

        "EMPLOYEE AGREEMENT" has the meaning set forth in SECTION 4.16.

        "EMPLOYEE BENEFIT PLAN" means any plan, fund, program, policy, arrangement, contract or commitment, whether or not qualified for federal income tax purposes, whether or not funded, whether formal or informal, and whether for the benefit of a single individual or more than one individual.

        "EMPLOYEE PLAN" has the meaning set forth in SECTION 4.16.

        "ENVIRONMENTAL LAWS" has the meaning set forth in SECTION 4.20.

        "EQUIPMENT" has the meaning set forth in SECTION 2.1(a).

        "EQUIPMENT LEASES" has the meaning set forth in SECTION 2.1(b).

        "EXCHANGE RATIO" has the meaning set forth in SECTION 2.6(a).

        "EXCLUDED ASSETS" has the meaning set forth in SECTION 2.1.

        "EXCLUDED CONTRACTS" has the meaning set forth in SECTION 2.1.

        "EXCLUDED OBLIGATIONS" has the meaning set forth in SECTION 2.5(b).

        "FINANCIAL STATEMENTS" means the financial statements of Franchisee as provided to Roadhouse relating to Franchisee's ____ and ____ fiscal years and the period from __________, 200__ to _________, 200__.

        "FRANCHISEE" means [name], a ___________ corporation.

        "FRANCHISEE COMMON STOCK" means the common stock of Franchisee, par value $__ per share.

                                   Exhibit A-2

        "GAAP" means those generally accepted accounting principles which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or the Financial Accounting Standards Board or through other appropriate boards or committees thereof, and which are consistently applied.

        "INTELLECTUAL PROPERTY" has the meaning set forth in SECTION 4.11(a).

        "LAW" means any federal, state, local or other law or governmental requirement of any kind, whether legislatively, judicially or administratively promulgated and any rules, regulations and orders promulgated thereunder.

        "MATERIAL ADVERSE EFFECT" means a material and adverse effect on the financial condition, assets, liabilities, business, property or prospects of Franchisee, the Purchased Assets or Roadhouse, as applicable.

        "MERGER" has the meaning set forth in SECTION 2.1.

        "MERGER SUB" means [Merger Sub], a Delaware corporation.

        "MERGER SUB COMMON STOCK" has the meaning set forth in SECTION 2.6(c).

        "NON-ASSIGNABLE CONTRACT" has the meaning set forth in SECTION 2.3.

        "PURCHASE PRICE" has the meaning set forth in SECTION 2.4.

        "PURCHASED ASSETS" has the meaning set forth in SECTION 2.1.

        "REAL PROPERTY LEASES" has the meaning set forth in SECTION 2.1(m).

        "RECORDS" has the meaning set forth in SECTION 2.1(g).

        "ROADHOUSE" means Texas Roadhouse, Inc., a Delaware corporation.

        "ROADHOUSE EMPLOYEES" has the meaning set forth in SECTION 11.1.

        "SECURITIES ACT" means the Securities Act of 1933, as amended, together with all rules, regulations and interpretations thereunder.

        "STOCK RIGHTS" has the meaning set forth in SECTION 4.33(b).

        "SUBSIDIARY" means any corporation, partnership, joint venture, limited liability company or other legal entity in which the Franchisee owns, directly or indirectly, an equity interest.

        "SURVIVING CORPORATION" has the meaning set forth in SECTION 12.1.

        "TAXES" has the meaning set forth in SECTION 4.19.

        "THIRD PARTY INTELLECTUAL PROPERTY" has the meaning set forth in SECTION 4.11(a).

                                   ARTICLE II
                         [ALTERNATIVE 1: ASSET EXCHANGE]
                                PURCHASE AND SALE

        2.1 COMMITMENT TO SELL AND ASSIGN. Upon the terms and subject to the conditions set forth in this Agreement, Franchisee shall sell, transfer, assign, convey and deliver to Roadhouse all of the assets, properties, interests, business, goodwill, claims and other rights of Franchisee (other than the Excluded Assets (as defined

                                   Exhibit A-3
below)) relating to the Business, whether tangible or intangible, vested or unvested, contingent or otherwise, real, personal or mixed, and wherever located, whether or not reflected on the books and records of Franchisee and whether or not described in this Agreement or in any of the schedules or exhibits to this Agreement, as such existed as of the date hereof, together with additional assets acquired from the date hereof to the Closing Time, including without limitation all right, title and interest of Franchisee in and to the specified assets, properties and rights set forth below (collectively, the "PURCHASED ASSETS," which are set forth in detail on SCHEDULE 2.1 to this Agreement):

        (a) All fixed assets, furniture, property, equipment, fixtures, leasehold improvements, tools, machinery, office equipment, plant and other tangible personal property related to or used in connection with the Business or located at Franchisee's place of business, including those set forth in SCHEDULE 2.1(a) (the "EQUIPMENT").

        (b) The Franchisee's interest under those certain equipment leases pertaining to the Business set forth on SCHEDULE 2.1(b) (the "EQUIPMENT LEASES").

        (c) Franchisee's interest in all real and personal property leases, personal easements, equipment leases, rental agreements, sales and purchase orders and acknowledgments, permits, license and maintenance agreements, third party product agreements, third party supply agreements and any and all other contracts or binding agreements relating to the Business including, but not limited to, those set forth on SCHEDULE 2.1(c) (the "CONTRACTS") and all of Franchisee's interests (including rights to refund and offset), privileges, claims, causes of action and options relating to the Contracts or any portion thereof; PROVIDED, HOWEVER, that each of the Excluded Contracts (as defined below) shall be retained by Franchisee and shall not be considered a "Contract," but shall constitute an Excluded Asset.

        (d)     All cash held by the Franchisee.

        (e) All of the Franchisee's accounts receivable, notes, claims and other amounts receivable by the Franchisee as a result of the Franchisee ownership of the Purchased Assets or arising out of the Business, as of the Closing Time, including, but not limited to, amounts due from customers and vendors, whether or not arising in the ordinary course of business (the "ACCOUNTS RECEIVABLE").

        (f) Prepaid expenses or advances to third parties relating to the Business, including without limitation deposits and maintenance agreements.

        (g) Except as set forth below, all business, accounting and financial records, property records, contract records, personnel records, correspondence, files, books and documents of the Franchisee relating to the Business, including without limitation sales, marketing and advertising data and materials, customer and mailing lists, production reports, equipment logs, guides, vendor and customer invoices, credit reports, billing records, service records, software and related documentation, artwork, photographs, manuals and teaching aids, engineering, maintenance and production records (the "RECORDS").

        (h)     All of the Franchisee's inventory related to the Business.

        (i) All of Franchisee's licenses and permits required for the operation of the Business and the operation of the Purchased Assets or used by the Franchisee.

        (j) All Intellectual Property (as defined in SECTION 4.11), including, but not limited to, that set forth on SCHEDULE 2.1(j).

        (k) All of the Franchisee rights to use the Third Party Intellectual Property (as defined in SECTION 4.11), including, but not limited to, that set forth on SCHEDULE 2.1(k).

        (l)     All goodwill associated with the Business.

        (m) All leases, including capitalized leases, for real property leased or used by the Franchisee in connection with the Business, including those set forth on SCHEDULE 2.1(m) (the "REAL PROPERTY LEASES").

                                   Exhibit A-4

Notwithstanding the foregoing, the Purchased Assets shall not include: (i) any contract or agreement relating to the Business that Roadhouse is unwilling to assume (the "EXCLUDED CONTRACTS") and general books and records that comprise the Franchisee's permanent accounting, tax or corporate records and books and records that Franchisee is required to retain pursuant to any statute, rule or regulation; PROVIDED, HOWEVER, the Franchisee shall provide Roadhouse with copies or information regarding each of the foregoing (collectively, the "EXCLUDED ASSETS").

        2.2 NON-ASSIGNABLE CONTRACTS. In the event any Contracts are by their terms or by virtue of their subject matter not assignable without the consent of a third party (the "NON-ASSIGNABLE CONTRACTS," all of which are listed on SCHEDULE 2.3), the Franchisee will use its best efforts to obtain, prior to the Closing Time, any written consents necessary to convey to Roadhouse the benefit thereof. Roadhouse will cooperate with the Franchisee, in such manner as may be reasonably requested and at the Franchisee's expense, in connection with obtaining such consents, provided that Roadhouse shall not be obligated to agree to pay any consideration or increase the consideration payable under any such Non-Assignable Contract or to make any other agreement that would affect adversely in any other way the economics for Roadhouse under such Non-Assignable Contract, or would make the obligations intended to be assumed by Roadhouse thereunder more burdensome. The Franchisee will inform Roadhouse from time to time prior to the Closing Time of the Franchisee's receipt of any third party's refusal to grant its consent to any such assignment. Nothing in this Agreement shall be construed as an attempt or an agreement to assign or cause the assignment of any Non-Assignable Contract included in the Purchased Assets that is at law nonassignable without the consent of the required parties, unless such consent shall have been given. In the event that any third party to a Non-Assignable Contract has not consented to an assignment thereof to Roadhouse as of the Closing Time, then (i) Roadhouse will have no liability or obligation to the Franchisee, such third party or any other party with respect to such Non-Assignable Contract, and (ii) the parties shall determine an appropriate adjustment to the Purchase Price based on the value of such Non-Assignable Contract.

        2.3 COMMITMENT TO PURCHASE AND ACCEPT. Upon the terms and subject to the conditions set forth in this Agreement, Roadhouse shall purchase, accept and acquire the Purchased Assets, free and clear of all liens, claims and encumbrances whatsoever (except as set forth in SECTION 4.4), and in full payment for such purchase shall pay to Franchisee the Purchase Price.

        2.4 PURCHASE PRICE. Subject to customary closing adjustments for taxes, utilities, accrued employee fringe benefits, Assumed Obligations, Non-Assignable Contracts and other similar items, the purchase price for the Purchased Assets (the "PURCHASE PRICE") shall equal that number of shares of Roadhouse's common stock, par value $___ per share determined in accordance with the Franchise Agreement (the "ROADHOUSE COMMON STOCK").

        2.5     LIABILITIES.

                (a) On the Closing Date, Roadhouse shall assume only the following specifically enumerated obligations and liabilities of Franchisee (the "ASSUMED OBLIGATIONS"):

                        (i)     obligations under the Contracts;

                        (ii) liabilities arising on and after the Closing Date (except as otherwise set forth in this Agreement) under the Contracts, the Real Property Leases and other assets included in the Purchased Assets;

                        (iii) liabilities for accounts payable and accrued and unpaid expenses of the Business incurred in the ordinary course of business, including, with respect to Roadhouse Employees (as defined in SECTION 11.1)), employment costs relating to facts and circumstances arising on or after the Closing Date;

                        (iv) insurance claims made on or after the Closing Date relating to the Purchased Assets or Assumed Obligations;

                        (v) liabilities arising from the ownership of the Purchased Assets on and after the Closing Date;

                                   Exhibit A-5

                        (vi) liabilities relating to all causes of action and other claims which a third party may assert in respect of any of the Purchased Assets (but only to the extent such causes of action or claims relate to liabilities assumed hereunder).

                (b) Franchisee shall retain and Roadhouse shall not assume any liabilities or obligations (other than the Assumed Obligations) of Franchisee with respect to the Business, whether known or unknown, fixed or contingent, including without limitation the following obligations or liabilities (the "EXCLUDED OBLIGATIONS"):

                        (i) obligations and liabilities arising out of or relating to the Excluded Assets;

                        (ii) liabilities of Franchisee for Taxes (as defined in SECTION 4.19) not shown on the Financial Statements accruing prior to the Closing Date and Taxes relating to the conduct of the Business prior to the Closing Date;

                        (iii) liabilities of Franchisee relating to any Employee (as defined in SECTION 4.15) not shown on the Financial Statements or arising under or pursuant to any Employee Plan or Employee Agreement (as such terms are defined in SECTION 4.16), including without limitation all liabilities relating to the employment by Franchisee of any employee, agent, contractor or consultant, or the termination of such employment prior to the Closing Date and all liabilities and responsibilities for compliance with the requirements of
Section 4980B of the Code (COBRA) through the Closing Date, which includes any terminations of employment that occur on such date as a result of this transaction;

                        (iv) other liabilities of the Business not expressly included in the Assumed Obligations, including without limitation all liabilities of Seller in connection with the Business arising under or pursuant to Environmental Laws (as defined in SECTION 4.20) arising from events occurring prior to the Closing Date;

                        (v)     all overdrafts; and

                        (vi)    the liabilities set forth on SCHEDULE 2.5(b).

        2.6 POWER OF ATTORNEY. Effective as of the Closing Time, Franchisee constitutes and appoints Roadhouse and its successors, legal representatives and assigns the true and lawful attorneys of Franchisee, with full power of substitution, in the name of Franchisee or Roadhouse, but on behalf of and for the benefit of Roadhouse and its successors, legal representatives and assigns:
(a) to demand and receive from time to time any and all of the Purchased Assets and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (b) to institute, prosecute, compromise and settle any and all proceedings at law, in equity or otherwise that Roadhouse and its successors, legal representatives or assigns may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Purchased Assets; (c) to defend any or all actions, suits or proceedings in respect of any of the Purchased Assets; and (d) to do all such acts and things in relation to such matters as Roadhouse and its successors, legal representatives or assigns deem desirable. Franchisee agrees that the appointment hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable by it in any manner or for any reason. After the Closing Time, Roadhouse shall have the right to receive and open all mail, packages and other communications addressed to Franchisee and relating to the Purchased Assets, and Franchisee agrees promptly to deliver to Roadhouse any such mail, packages or other communications received directly or indirectly by Franchisee. Roadhouse shall promptly deliver to Franchisee all mail, packages and other communications received by it which relate to Franchisee but do not relate to the Purchased Assets.

                                   ARTICLE II
                         [ALTERNATIVE 2: STOCK EXCHANGE]
                                     MERGER

        2.1 THE MERGER. At the Effective Time (as defined in SECTION 2.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of [insert state] law, Franchisee shall be merged with and into Merger Sub (the "MERGER"), the separate corporate existence of Franchisee shall cease and Merger Sub shall

                                   Exhibit A-6
continue as the surviving corporation. Merger Sub as the surviving corporation after the Merger is hereinafter sometimes referred to as the "SURVIVING CORPORATION."

        2.2 EFFECTIVE TIME; CLOSING. As soon as practicable on or after the Closing Date, and upon the terms and subject to the conditions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger (the "CERTIFICATE OF MERGER") with the Secretary of State of the State of [insert state] in accordance with the applicable provisions of [insert state] law (the time of such filing (or such later time as may be agreed upon in writing by Roadhouse and Franchisee and specified in the Certificate of Merger) being referred to herein as the "EFFECTIVE TIME").

        2.3 EFFECT OF MERGER. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of [insert state] law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Franchisee and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Franchisee and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

        2.4 CERTIFICATE OF INCORPORATION; BYLAWS. In connection with the filing of the Certificate of Merger, the Certificate of Incorporation and Bylaws of Merger Sub as respectively existing immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation, until amended in the matter provided by law. The Certificate of Incorporation of Merger Sub is not amended by this Agreement.

        2.5 DIRECTORS AND OFFICERS. The initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time until their successors shall have been duly elected and qualified. The initial officers of the Surviving Corporation shall be the officers of Merger Sub immediately prior to the Effective Time until their successors shall have been duly elected and qualified.

        2.6 EFFECT ON CAPITAL STOCK. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Roadhouse, Merger Sub, Franchisee or the holders of any of the following securities, the following shall occur:

                (a) CONVERSION OF FRANCHISEE COMMON STOCK. Each share of common stock, par value $___ per share, of Franchisee (the "FRANCHISEE COMMON STOCK") issued and outstanding immediately prior to the Effective Time (other than any share of Franchisee Common Stock to be canceled and extinguished pursuant to SECTION 2.6(b)) will be automatically converted (subject to SECTIONS 2.6(e) AND (f)) into a fraction of a share of Roadhouse Common Stock (the "EXCHANGE RATIO") determined in accordance with the Franchise Agreement. If any shares of Franchisee Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with Franchisee, then, except to the extent otherwise provided in such agreement, the shares of Roadhouse Common Stock issued in exchange for such shares of Franchisee Common Stock will also be unvested and subject to the same repurchase option, risk of forfeiture or other condition, and the certificates representing such shares of Roadhouse Common Stock may accordingly be marked with appropriate legends.

                (b) CANCELLATION OF FRANCHISEE-OWNED STOCK. Each share of Franchisee Common Stock held by Franchisee or any direct or indirect wholly-owned Subsidiary of Franchisee immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

                (c) CAPITAL STOCK OF MERGER SUB. Each share of Common Stock, $___ par value per share, of Merger Sub (the "MERGER SUB COMMON STOCK") issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of Common Stock, $___ par value per share, of the Surviving Corporation. Each certificate evidencing ownership of shares of Merger Sub Common Stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

                (d) ADJUSTMENTS TO EXCHANGE RATIO. The Exchange Ratio shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into or exercisable or exchangeable for Roadhouse Common Stock or Franchisee Common Stock), extraordinary cash dividend, reorganization, recapitalization, reclassification, combination, exchange of

                                   Exhibit A-7
shares or other like change with respect to Roadhouse Common Stock or Franchisee Common Stock occurring or having a record date on or after the date hereof and prior to the Effective Time.

                (e) FRACTIONAL SHARES. No fraction of a share of Roadhouse Common Stock will be issued by virtue of the Merger, but in lieu thereof each holder of shares of Franchisee Common Stock who would otherwise be entitled to receive a fraction of a share of Roadhouse Common Stock (after aggregating all fractional shares of Roadhouse Common Stock that otherwise would be received by such holder) shall, upon surrender of such holder's Certificates(s) (as defined in SECTION 2.7(c)), receive from Roadhouse an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (i) such fraction, multiplied by (ii) the Fair Market Value of the Roadhouse Common Stock as defined in the Franchise Agreement.

        2.7     Surrender of Certificates.

                (a) ROADHOUSE TO PROVIDE COMMON STOCK. Promptly after the Effective Time, Roadhouse shall make available the shares of Roadhouse Common Stock issuable pursuant to SECTION 2.6(a) in exchange for outstanding shares of Franchisee Common Stock, and cash in an amount sufficient for payment in lieu of fractional shares pursuant to SECTION 2.6(e).

                (b) EXCHANGE PROCEDURES. Promptly after the Effective Time, Roadhouse shall mail to each holder of record (as of the Effective Time) of a certificate or certificates, which immediately prior to the Effective Time represented outstanding shares of Franchisee Common Stock (the "CERTIFICATES")
(i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to Roadhouse) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Roadhouse Common Stock pursuant to SECTION 2.6(a) and cash in lieu of any fractional shares pursuant to SECTION 2.6(e). Upon surrender of Certificates for cancellation to Roadhouse or to such other agent or agents as may be appointed by Roadhouse, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefore certificates representing the number of whole shares of Roadhouse Common Stock into which their shares of Franchisee Common Stock were converted pursuant to
SECTION 2.6(a) and payment in lieu of fractional shares which such holders have the right to receive pursuant to SECTION 2.6(e), and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates will be deemed, from and after the Effective Time, to evidence only the ownership of the number of whole shares of Roadhouse Common Stock into which such shares of Franchisee Common Stock shall have been so converted (including any voting, notice or other rights associated with the ownership of such shares of Roadhouse Common Stock under the Certificate of Incorporation or Bylaws of Roadhouse or under Delaware law) and the right to receive an amount in cash in lieu of the issuance of any fractional shares in accordance with SECTION 2.6(e).

        2.8 NO FURTHER OWNERSHIP RIGHTS IN FRANCHISEE COMMON STOCK. All shares of Roadhouse Common Stock issued in accordance with the terms hereof (including any cash paid in respect thereof pursuant to SECTION 2.6(e)) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Franchisee Common Stock. There shall be no further registration of transfers on the records of the Surviving Corporation of shares of Franchisee Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this ARTICLE II.

        2.9 LOST, STOLEN OR DESTROYED CERTIFICATES. In the event that any Certificates shall have been lost, stolen or destroyed, Roadhouse shall issue and pay in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, certificates representing the shares of Roadhouse Common Stock into which the shares of Franchisee Common Stock represented by such Certificates were converted pursuant to SECTION 2.6(a), or cash for fractional shares, if any, as may be required pursuant to SECTION 2.6(e); PROVIDED, HOWEVER, that Roadhouse, may, in its discretion and as a condition precedent to the issuance of such certificates representing shares of Roadhouse Common Stock and the payment of cash and other distributions, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Roadhouse or the Surviving Corporation with respect to the Certificates alleged to have been lost, stolen or destroyed.

                                   Exhibit A-8

        2.10    TAX AND ACCOUNTING CONSEQUENCES.

                (a) It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code. The parties hereto adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

                (b) It is intended by the parties hereto that the Merger shall qualify as a "pooling of interests" for accounting purposes.

        2.11 TAKING OF NECESSARY ACTION; FURTHER ACTION. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Franchisee and Merger Sub, the officers and directors of Roadhouse and the Surviving Corporation shall be fully authorized (in the name of Merger Sub, Franchisee, the Surviving Corporation and otherwise) to take all such necessary action.

                                   ARTICLE III
                                     CLOSING

        3.1 CLOSING. The closing of the transactions contemplated in this Agreement (the "CLOSING") will be held at 10:00 a.m. local time on the Closing Date at the offices of __________________ unless the parties otherwise agree. All transactions occurring at the applicable Closing shall be deemed to have occurred simultaneously as of the Closing Time, and no one transaction shall be complete until all transactions have been completed.

        3.2 FRANCHISEE'S DELIVERIES AT CLOSING. Franchisee and the Owners, as applicable, shall at the Closing execute and deliver, or cause to be executed and delivered, to Roadhouse the following:

                (a) if an Asset Exchange, the Assignment and Assumption Agreement, substantially in the form attached as EXHIBIT A, with respect to the Equipment Leases and Contracts;

                (b) if an Asset Exchange, the Bill of Sale conveying in the aggregate all of the Equipment, Intellectual Property and Records, and any other personal property included in the Purchased Assets, in the form attached as EXHIBIT B;

                (c) if an Asset Exchange, an estoppel and consent certificate (dated not more than 30 days prior to the Closing Date) from each landlord under a Real Property Lease reasonably acceptable in form to Roadhouse;

                (d) if an Asset Exchange, a nondisturbance agreement and an assignment of each Real Property Lease conveying title to each Real Property Lease in accordance with this Agreement in a form reasonably acceptable to Roadhouse;

                (e) if an Asset Exchange, assignments, each in form satisfactory to Roadhouse, of all Intellectual Property from Franchisee to Roadhouse and rights to all Third Party Intellectual Property (together with written consents of the owners thereof to such assignment and use) other than the Excluded Contracts;

                (f) if an Asset Exchange, all consents that are required from parties to the Non-Assignable Contracts;

                (g) true, correct and complete copies of Franchisee's Articles of Incorporation and all amendments thereto, certified as of a recent date by the Secretary of State of Franchisee's state of incorporation;

                (h) a certificate of the Secretary of State of Franchisee's state of incorporation, dated as of a recent date, duly certifying as to the existence and good standing of Franchisee as a corporation under the laws of the state of Franchisee's state of incorporation;

                (i) certificates from each state, if any, where Franchisee is required to be qualified as a foreign corporation showing such qualification, dated as of a recent date;

                                   Exhibit A-9

                (j) a certificate executed by an officer of Franchisee that certifies (i) the due adoption by Franchisee of resolutions attached to such certificate authorizing the transactions and the execution and delivery of this Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby; (ii) if a Stock Exchange, the due adoption by the stockholders of the Franchisee of this Agreement and the approval of the Stock Exchange by the requisite vote under applicable law by the stockholders of Franchisee; and (iii) that the copy of the Bylaws attached to such certificate is a true and correct copy of such Bylaws and that such Bylaws have not been amended.

                (k) a certificate executed by an officer of Franchisee, dated as of the Closing Date, that certifies that the representations and warranties of Franchisee contained in this Agreement are true and correct as of the Closing Date and that Franchisee has performed and complied with all covenants and conditions required by this Agreement to be performed and complied with by any of them at or prior to Closing;

                (l) original copies of all Real Property Leases, Contracts and Equipment Leases and all amendments, supplements or modifications thereto;

                (m) all of Franchisee's books and records constituting a part of the Purchased Assets, including, without limitation, the Records;

                (n) if an Asset Purchase, possession or constructive possession of the Purchased Assets;

                (o) if an Asset Purchase, such documents necessary to release the Purchased Assets from all liens, claims, and encumbrances not expressly assumed hereunder;

                (p) supplements to the schedules to this Agreement showing any changes that have occurred between the date of this Agreement and the Closing Date (provided that such update does not have any effect on the representations and warranties of Franchisee and Owners under this Agreement);

                (q) if an Asset Purchase, the opinion of Franchisee's counsel substantially in the form of EXHIBIT C;

                (r) if a Stock Exchange, the opinion of Franchisee's counsel substantially in the form of EXHIBIT D;

                (s) if an Asset Purchase, such other agreements, documents and/or instruments, including without limitation specific releases, assignments, bills of sale and other instruments of conveyance and transfer, in form and substance acceptable to Roadhouse, as may be appropriate to transfer, convey and deliver the Purchased Assets from Franchisee to Roadhouse and to vest in Roadhouse title thereto free and clear of all liens, claims and encumbrances (except as set forth in SECTION 4.4);

                (t) if a Stock Exchange, each of Franchisee and Roadhouse shall have received a written opinion from its respective tax counsel, in form and substance reasonably satisfactory to Franchisee or Roadhouse, as the case may be, to the effect that the Stock Exchange will constitute a reorganization within the meaning of Section 368(a) of the Code and such opinion shall not have been withdrawn. Officers of Franchisee, Roadhouse and Merger Sub shall provide tax counsel with customary officer's tax certificates in support of such tax opinions;

                (u) if a Stock Exchange, Roadhouse shall have received (i) from ____________, independent auditors for Franchisee, a copy of a letter addressed to Franchisee dated as of the Closing Date in substance reasonably satisfactory to Roadhouse (which may contain customary qualifications and assumptions) to the effect that __________ concurs with Franchisee management's conclusion that no conditions exist related to Franchisee that would preclude Franchisee from being a party to a business combination for which the "pooling of interests" method of accounting is used and (ii) from __________, independent accountants for Roadhouse, a copy of a letter addressed to Roadhouse dated as of the Closing Date in substance reasonably satisfactory to Roadhouse (which may contain customary qualifications and assumptions) to the effect that ___________ concurs with Roadhouse management's conclusion that the Stock Exchange can properly be accounted for as a "pooling of interests";

                                  Exhibit A-10

                (v) a copy of a final "as-built" ALTA survey of Franchisee's real property certified within 60 days of the Closing Date, or less if required by the title insurance company issuing the title policy. Such survey shall be certified to Roadhouse and the title company as being true and accurate identifying thereon all easements, building lines, flood plan and wetlands boundaries, sewage, water, electricity, gas and other utility facilities (together with the recording information concerning the documents creating such easements or other items, roads and means of ingress and egress to and from the Franchisee's real property to all public roads and showing no encroachments onto any adjacent property or onto any building line or easement affecting the property);

                (w) A Phase I environmental site assessment together with a reliance letter in favor of Roadhouse prepared within 60 days of the Closing Date in accordance with ASTME 1527 standards; and

                (x) such other documents, instruments and certificates as Roadhouse may request.

        3.3 ROADHOUSE'S DELIVERIES. Roadhouse shall at the Closing execute and deliver to Franchisee the following:

                (a)     if an Asset Exchange, the Purchase Price;

                (b)     if an Asset Exchange, the Assignment and Assumption
Agreement;

                (c) a certificate executed by an officer of Roadhouse, dated as of the Closing Date, that certifies that the representations and warranties of Roadhouse contained in this Agreement are true and correct as of the Closing Date and that Roadhouse has performed and complied with all covenants and conditions required by this Agreement to be performed and complied with by any of them at or prior to Closing; and

                (d) a certificate executed by an officer of Roadhouse that certifies (i) the due adoption by Roadhouse of resolutions attached to such certificate authorizing the transactions and the execution and delivery of this Agreement and the other agreements and documents contemplated hereby and the taking of all actions contemplated hereby and thereby; and (ii) that the copy of the Bylaws attached to such certificate is a true and correct copy of such Bylaws and that such Bylaws have not been amended.

                                   ARTICLE IV
             REPRESENTATIONS AND WARRANTIES OF FRANCHISEE AND OWNERS

        Franchisee and Owners hereby jointly and severally represent and warrant to Roadhouse, and in the case of a Stock Exchange, the Merger Sub, that each of the statements set forth in this Article is true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date as though made on such date (unless another date is expressly set forth in such representation or warranty), except as set forth in the disclosure schedule accompanying this Agreement. The disclosure schedule will be arranged in sections corresponding to the Sections of this Agreement.

        4.1 ORGANIZATION AND AUTHORITY OF FRANCHISEE. Franchisee is a corporation validly existing and in good standing under the laws of its state of incorporation and has full power to enter into and perform its obligations under this Agreement and under all other agreements, documents and/or instruments to be executed and/or delivered by Franchisee pursuant to or in connection with this Agreement. Franchisee has full power to own, operate and/or hold under lease the Purchased Assets as, and in the places where, such properties and assets now are owned, operated or held.

        4.2 AUTHORIZATION; ENFORCEABILITY. The execution, delivery and performance by Franchisee of this Agreement and of all of the agreements, documents and/or instruments to be executed and/or delivered by Franchisee pursuant to or in connection with this Agreement have been duly authorized by all necessary action of Franchisee. This Agreement is, and the other agreements, documents and instruments referred to herein will be, when executed and delivered by the parties, the valid and binding obligations of Franchisee and Owners, enforceable against Franchisee and Owners in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

                                  Exhibit A-11

        4.3 NO VIOLATION OR CONFLICT BY FRANCHISEE. The execution, delivery and performance of this Agreement by Franchisee and Owners does not and will not violate, conflict with or result in the creation or imposition of any lien, charge or encumbrance under any Law, judgment, order or decree binding on Franchisee or the Articles of Incorporation or the Bylaws of Franchisee, or any contract or agreement to which Franchisee is a party or by which Franchisee or any of the Purchased Assets are bound.

        4.4 TITLE TO ASSETS. Franchisee has good and marketable title to all of the Purchased Assets owned or purported to be owned by Franchisee hereby and pursuant to the schedules hereto and a good and valid leasehold interest in all property leased by Franchisee and used in connection with the Business, in each case free and clear of all liens, claims and encumbrances (except as set forth in this SECTION 4.4). Upon delivery of the Purchased Assets at the Closing, good and valid title to the Purchased Assets, free and clear of all mortgages, liens, claims, pledges, security interests or other encumbrances, will pass to Roadhouse.

        4.5 ACCOUNTS RECEIVABLE. The description of the Accounts Receivable contained in SCHEDULE 4.5 is complete and accurate as of ______, 200__. Since _________, 200__ there have been no material changes to the Accounts Receivable, other than changes in the ordinary course of business. The Accounts Receivable constitute, and on the Closing Date the Accounts Receivable will constitute, all of the Accounts Receivable of the Business related to the Purchased Assets. There is not and will not be any liability of Franchisee for any refunds, allowances or returns in respect of products imported, marketed, sold, distributed or shipped by or for the account of Franchisee on or prior to the Closing Date.

        4.6 NO LITIGATION. Except as described on SCHEDULE 4.6, there are no actions at law or in equity, or arbitration proceedings, or claims or investigations of which Franchisee has received notice that are pending, or to Franchisee's knowledge threatened, or state of facts existing, which gives Franchisee any reasonable basis to anticipate any such action, proceeding, claim or investigation. There are no proceedings pending, or to Franchisee's knowledge threatened, against Franchisee and related to the Business by or before any governmental board, department, commission, bureau, instrumentality or agency, or state of facts existing which gives Franchisee any reasonable basis to anticipate any such proceeding; and Franchisee's ownership and operation of the Business is not in violation of any order, decree or judgment of any court or arbitration tribunal or governmental board, department, commission, bureau, instrumentality or agency.

        4.7 FINANCIAL STATEMENTS AND FINANCIAL CONDITION. The Financial Statements (a) were prepared in accordance with the books of account and records of Franchisee, (b) are true, correct and complete and present fairly the financial position and results of operations of the Business as of the dates and for the periods indicated therein, (c) make full and adequate disclosure of, and provision for, all obligations and liabilities of the Business as of the dates thereof, and (d) were prepared in conformity with GAAP (except with respect to interim financial statements that are subject normal year end adjustments that will not be material).

        4.8 LIABILITIES AND OBLIGATIONS. The Financial Statements reflect all liabilities of Franchisee relating to the Business, accrued, contingent or otherwise (known or unknown and asserted or unasserted), arising out of transactions effected or events occurring on or prior to the date of such Financial Statements. All reserves shown in the Financial Statements are appropriate, reasonable and sufficient to provide for the losses contemplated thereby. Except as set forth in the Financial Statements, Franchisee is not liable upon or with respect to, or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity which relates to or effects the Business.

        4.9     REAL PROPERTY.

                (a) The Real Property Leases listed on SCHEDULE 2.1(d), or in a Stock Exchange SCHEDULE 4.9(a), are the only property of similar type used by Franchisee in the Business. Franchisee's interest in the Real Property Leases is subject to no liens, claims or encumbrances, except for those set forth in
SCHEDULE 4.9(b). True and correct copies of the Real Property Leases have been delivered to Roadhouse by Franchisee. Subject to the terms of the respective Real Property Leases, Franchisee has a valid and subsisting leasehold estate in and the right to quiet enjoyment to the property subject thereto for the full term of the respective Real Property Lease. The Real Property Leases are in full force and effect and are enforceable in accordance with their respective terms, except as

                                  Exhibit A-12
such enforceability may be subject to or limited by bankruptcy, insolvency, reorganization or other similar Laws affecting the enforcement of creditors' rights generally. Franchisee has not assigned, pledged, mortgaged, hypothecated or otherwise transferred any Real Property Lease. Franchisee has not sublet all or any portion of any property subject to a Real Property Lease. Franchisee has not received any written notice of default under any Real Property Lease, and to Franchisee's knowledge there is no material default by any tenant or landlord under any Real Property Lease, and no event has occurred or failed to occur which, with the giving of notice or the passage of time, or both, would constitute a material default under any Real Property Lease. No portion of any parcel of real property owned by Franchisee or subject to a Real Property Lease is located in an area designated as a flood zone by any governmental entity. All facilities and improvements on property owned by Franchisee or subject to any Real Property Lease are adequate and suitable for the conduct of the Business and are in good working order and condition, ordinary wear and tear excepted, and are supplied with utilities and other services necessary for their operation in connection with the Business.

                (b) SCHEDULE 4.9(c) contains a true and correct legal description and street address of all tracts and parcels of land owned by Franchisee.

        4.10    PERSONAL PROPERTY; INVENTORIES. SCHEDULE 2.1(a), or SCHEDULE
4.10 in a Stock Exchange, sets forth a description of all Equipment of Franchisee, and separately sets forth all Equipment (other than Excluded Assets)
(i) leased by Franchisee, (ii) in the possession of Franchisee and owned by other persons, or (iii) owned by Franchisee and in the possession of other persons. All of the Equipment is fit for operation in the ordinary course of business as currently conducted, ordinary wear and tear excepted, and all Equipment is located on premises owned by Franchisee or covered by valid leaseholds. Franchisee has or will on the Closing Date have the right and authority to transfer all Equipment to Roadhouse and, upon such transfer, Roadhouse will have good and valid title to such Equipment free and clear of all liens (including, without limitation, liens for taxes), claims and encumbrances. Each lease or agreement pursuant to which Franchisee leases any Equipment for use in connection with the Business may be assigned to Roadhouse without any restriction or required consent or other approval. Franchisee does not own material quantities of any inventories of materials, spare parts, work-in-process or finished goods (whether located at or in transit to Franchisee) used in connection with the Business.

        4.11    INTELLECTUAL PROPERTY.

                (a) Franchisee owns, or is licensed or otherwise possesses legally sufficient rights to use, all patents, trademarks, trade names, trade secrets, service marks, copyrights, maskworks and any applications therefore, technology, know-how, video and audio compression algorithms, computer software programs or applications (in both source code and object code form) and tangible or intangible proprietary information or material that are used or proposed to be used in the Business (the "INTELLECTUAL PROPERTY"). SCHEDULE 2.1(j), or
SCHEDULE 4.11(a) in a Stock Exchange, lists all Intellectual Property, and specifies the jurisdictions in which each such Intellectual Property has been issued or registered or in which an application for such issuance and registration has been filed, including the respective registration or application numbers and the names of all registered owners. SCHEDULE 2.1(k), or
SCHEDULE 4.11(b) in a Stock Exchange, includes and specifically identifies all Intellectual Property owned by or licensed from third parties that are incorporated in, are, or form a part of, any Franchisee product or service, excluding any such intellectual property rights that are available on a commodity basis (such as "shrink wrap" licenses) and which are non-exclusive, terminable and available at a standard fee (collectively, "THIRD PARTY INTELLECTUAL PROPERTY"). Franchisee has not licensed or entered into agreements with third parties regarding the license, use or restriction on use of any Intellectual Property or Third Party Intellectual Property.

                (b) Franchisee is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any Third Party Intellectual Property. No claims with respect to the Intellectual Property or Franchisee's use of any Third Party Intellectual Property are currently pending, or to Franchisee's knowledge threatened, by any person, nor does Franchisee know of any valid grounds for any bona fide claims. All of the Intellectual Property held by Franchisee is valid and subsisting and there is no unauthorized use, infringement or misappropriation of any Intellectual Property by any third party. Franchisee (i) has not been sued or charged in writing as a defendant in any claim, suit, action or proceeding which involves a claim or infringement of any trade secrets, patents, trademarks, service marks, maskworks or copyrights and has not been informed or notified by any third party that Franchisee may be engaged in such infringement, or (ii) has no knowledge of any infringement liability with respect to, or infringement by, Franchisee of any trade secret, patent, trademark, service mark, maskwork or copyright of another.

                                  Exhibit A-13

        4.12 ENTIRE BUSINESS. Franchisee has the complete and unrestricted power and the unqualified right to sell, transfer, convey, assign and deliver the Purchased Assets to Roadhouse. The sale of the Purchased Assets by Franchisee to Roadhouse pursuant to this Agreement will effectively convey to Roadhouse the entire Business (other than the Excluded Assets and the Excluded Obligations). The assets, properties and rights which will be owned or possessed by Roadhouse as of the Closing will constitute all of the tangible and intangible property used by Franchisee (whether owned by it or by any of its affiliates) in connection with the conduct of the Business as heretofore conducted by Franchisee, except for the Excluded Assets.

        4.13    CONTRACTS.

                (a) SCHEDULE 2.1(b), or SCHEDULE 4.13(a) in a Stock Exchange, contains a complete and accurate list of all Contracts to which Franchisee is a party and which in any way relate to the operations or properties of the Business or which are or will be binding upon the Business or the Purchased Assets. Except for the Contracts listed on SCHEDULE 2.1(b) or
SCHEDULE 4.13(a) (true and complete copies of which agreements have been previously delivered to Roadhouse or, in the case of oral agreements, descriptions of which are set forth on SCHEDULE 2.1(b) or SCHEDULE 4.13(a)), there are no other Contracts to which Franchisee is party and which relate to the Business or to the Purchased Assets.

                (b) Franchisee has performed all obligations required to be performed by it under all Contracts. Neither Franchisee nor any other party to a Contract with Franchisee is in material default under any such Contract, no event exists which with the giving of notice or the passage of time, or both, would create such a default and Franchisee does not know of any basis for any claim of any such default.

                (c) Each Contract has been lawfully entered into and is or will be valid and in full force and effect and is or will be enforceable in accordance with its terms for the period stated in such Contract. There are no currently threatened cancellations of, nor are there any outstanding disputes under, any Contracts.

                (d) Except as set forth on SCHEDULE 2.2, or SCHEDULE 4.13(b) in a Stock Exchange, the consummation of the transactions contemplated by this Agreement does not require any consent under any Contract which will not have been obtained by the Closing (and copies of such consents will be given to Roadhouse on or prior to the Closing Date), and such consummation will not result in the termination of any right or privilege under any Contract. Franchisee has not received notice that any party to any Contract intends to cancel such Contract nor has any party given Franchisee notice of any alleged breach of any Contract or of its intent to take any legal action in order to enforce its rights thereunder. All liabilities and obligations of Franchisee which are due and payable or which are to be performed on or before the Closing Date under such Contracts have been, or will be on the Closing Date, duly paid in full or performed.

                (e) Neither Franchisee nor Owner is a party, nor is the Business bound by, any noncompetition agreement or arrangement or any other agreement or arrangement restricting or prohibiting the way in which the Business is operated other than the Franchise Agreement.

        4.14 CERTAIN TRANSACTIONS. Except as set forth on SCHEDULE 4.14, since __________, 200__, Franchisee has conducted the Business only in the ordinary course consistent with past practices and has not, in each case with respect to the business and operations of the Business, (a) paid, or made any accrual or arrangement for the payment of, bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (b) made any general wage or salary increases to its employees or increased or altered any other benefits or insurance provided to or maintained on behalf of any employee by it or declared or paid any bonus to any employee;
(c) sold, assigned or transferred or agreed to sell, assign or transfer any of its assets, properties or rights; (d) granted any rights or licenses under any Intellectual Property or entered into any licensing or distributorship arrangements; (e) canceled or agreed to cancel any debts; (f) waived or agreed to waive any rights; (g) made or permitted any amendment or termination of any Contracts; (h) effected any change in the accounting methods and principles used in connection with its books, records and financial statements; (i) entered into any transaction other than in the ordinary course of business, except transactions expressly permitted by the terms of this Agreement; (j) suffered any event or condition of any character; (k) suffered any default under, or suffered any event which with notice or lapse of time or both would constitute a default under, any Contract, debt instrument or other agreement to which Franchisee is a party or by which it or any of the Purchased Assets is bound;
(l) lost or terminated any

                                  Exhibit A-14
employees; or (m) terminated (excluding a termination in accordance with its terms) or amended, or suffered a termination or amendment of, any Contract, agreement, lease or license.

        4.15    EMPLOYEES.

                (a) SCHEDULE 4.15 contains a list setting forth, (i) the name and current annual salary and other compensation payable by Franchisee to each manager, employee, officer, independent contractor, agent or consultant of Franchisee employed or engaged in connection with the Business (an "EMPLOYEE");
(ii) the profit sharing, bonus or other form of additional compensation paid or payable by Franchisee to or for the benefit of each such person for the current fiscal year; and (iii) any and all loans outstanding from Franchisee to any Employee. There are no oral or written contracts, agreements or arrangements relating to compensation or performance awards or obligating Franchisee to increase the compensation or benefits presently being paid or hereafter payable to any of its employees or other persons. There is not due or owing, and there will not be due and owing at the Closing, to any of Franchisee's Employees, any sick pay, severance pay (whether arising out of the termination of an Employee of Franchisee prior to or subsequent to the Closing), compensable time or pay, including but not limited to, salary, commission and bonuses, personal time or pay or vacation time or vacation pay attributable to service rendered on or prior to the Closing Date, other than set forth on SCHEDULE 4.15. There is not now, and there will not be as of the Closing Date, any liability of, or claims against, Franchisee (including, without limitation, workers' compensation claims and claims or suits for contribution to, or indemnification of, third parties, occupational health and safety, environmental, consumer protection or equal employment matters) for injury, sickness, disease, discrimination, death or termination of employment of any employee or other employment matter (including, without limitation, any employee or former employee or any contractor or subcontractor of Franchisee or any agent or distributor of Franchisee); it being understood and agreed that Franchisee shall remain liable for, and indemnify and hold harmless Roadhouse against, any and all claims, liabilities, damages, losses, costs or expenses, of any nature whatsoever, incurred by Franchisee, or resulting form or relating to any Employees (whether hourly or salaried) of Franchisee, including, but not limited to, those set forth on SCHEDULE 4.15.

                (b) Franchisee is not a party to any collective bargaining agreements, written or oral, which cover any employees of the Business. There have not been, and there are no, strikes, grievances, disputes or controversies pending or threatened between Franchisee and any of its employees or any union or other organization claiming to represent such employees' interests. There is no request for union representation pending and there is no present union organizing or election activities in progress or to Franchisee's knowledge threatened with respect to any employees of Franchisee. There is no unfair labor practice complaint pending before the National Labor Relations Board or to Franchisee's knowledge threatened against or relating to Franchisee. The purchase of the Purchased Assets by Roadhouse hereunder will not subject Roadhouse to any absolute or contingent, direct or indirect liability to or claim by Franchisee's past, present or future employees.

                (c) The purchase of the Purchased Assets by Roadhouse will not subject Roadhouse to any absolute or contingent, direct or indirect liability to or claim by Franchisee's past, present or future Employees.

        4.16    EMPLOYEE BENEFIT PLANS.

                (a) Franchisee's employee handbook contains a true and complete list of each plan, program, policy, practice, contract, agreement or other arrangement providing for severance, termination pay, stock or stock-related awards, fringe benefits or other employee benefits of any kind, whether formal or informal, proposed or final, funded or unfunded and whether or not legally binding, including, without limitation, each "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("EMPLOYEE PLAN") which is now or ever has been maintained, contributed to, or required to be contributed to, for the benefit of any current or former Employee, and each management, employment, severance or consulting agreement or contract between Franchisee and any Employee, including, without limitation, summaries of all oral employment or consulting or similar arrangements between Franchisee and any person which are not terminable without liability on thirty (30) days' or less prior notice (each, an "EMPLOYEE AGREEMENT"). Franchisee will provide to Roadhouse prior to the Closing true and complete copies of all documents, if any, embodying each Employee Plan and Employee Agreement, and all material communications, if any, to any Employee relating to each Employee Plan. Roadhouse shall have no liability with respect to any Employee Plan or Employee Agreement.

                                  Exhibit A-15

                (b) Franchisee does not maintain or has ever maintained, contribute or has ever contributed, has the obligation to contribute, or has ever had the obligation to contribute to any Employee Plan which provides, or has any liability to provide, life insurance, medical or other employee welfare benefits to any Employee upon his retirement or termination of employment, except as may be required by statute. Franchisee does not maintain or contribute to any Employee Plan that provides, or has any liability to provide, life insurance, medical or other employee welfare benefits to any employee upon retirement or termination of employment, except as may be required by statute, and Franchisee has never promised, represented to, or contracted with (orally or in writing) any employee (individually or as a group) that life insurance, medical or other employee welfare benefits would be provided upon their retirement or termination of employment, except to the extent required by statute.

                (c) Except as set forth on SCHEDULE 4.16, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or when taken together with any additional or subsequent events) constitute an event under any Employee Plan or Employment Agreement with any employee that will or may result in any payment, upon a change in control or otherwise, whether of severance, accrued vacation, or otherwise, acceleration, vesting, distribution, increase in benefits or obligations to fund benefits with respect to any employee.

                (d) Franchisee (i) is in compliance with all applicable federal and state laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to employees; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to employees; (iii) is not liable for any arrearages of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) (other than routine payments not yet due which are to be made in the normal course of business and consistent with past practice and applicable laws) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, Social Security or other benefits for employees, with the exception of back pay claims and back taxes which will be discharged by Franchisee immediately following Closing.

        4.17 LICENSES AND PERMITS. Franchisee has all licenses or permits required for the operation of the Business and the operation and use of the Purchased Assets as presently operated or used by it. All licenses and permits held by Franchisee and necessary for the conduct of the Business are valid and in full force and effect and no proceedings which could result in the termination or impairment of any such license or permit are pending or threatened. SCHEDULE 2.1(i), or SCHEDULE 4.17 in a Stock Exchange, sets forth a description of all such licenses or permits. Franchisee is not in violation of, nor has Franchisee received any notice of any violation of, nor does any state of facts exist which could lead to a penalty or termination of, any license or permit.

        4.18 INSURANCE. SCHEDULE 4.18 sets forth a true, correct and complete schedule that describes all insurance policies currently maintained by Franchisee in connection with the operation of the Business and the Purchased Assets. All of such insurance policies are now in effect and shall continue to remain in full force and effect through the Closing Date in accordance with their respective terms.

        4.19 TAXES. Franchisee has timely and properly filed all federal, state, local and foreign tax returns and reports and forms which it is or has been required to file, either on its own behalf or on behalf of its employees or other persons or entities, including but not limited to income, profits, franchise, sales, use, occupation, property, excise, ad valorem and payroll (including employee taxes withheld) taxes ("TAXES"), all such returns, reports and forms being true and complete in all material respects, and has paid all taxes, including penalties and interest, if any, which have become due pursuant to such returns or reports or forms or pursuant to assessments received by Franchisee. Schedule 4.19 sets forth a true, correct and complete schedule that lists all such Taxes and the taxing entity. No tax deficiencies have been determined nor proposed tax assessments charged against Franchisee and there exists no basis for any such deficiencies. No Internal Revenue Service or other governmental taxing authority audit of Franchisee is pending or threatened, and the results of any completed audits are properly reflected in the Financial Statements. Franchisee has not granted any extension to any taxing authority of the limitation period during which any tax liability may be asserted.

        4.20 ENVIRONMENTAL MATTERS. Franchisee is currently in compliance with and has not violated Environmental Laws (as defined below) applicable to the Business and/or the Purchased Assets has obtained all permits, licenses and other authorizations needed to operate the Business in compliance with environmental laws and is unaware of any present requirements of any applicable environmental law which is due to be imposed upon it

                                  Exhibit A-16
which will increase its cost of complying with environmental laws. All past on-site generation, treatment, storage and disposal of waste, if any (including hazardous waste), at the Business by Franchisee have been done in compliance with the currently applicable environmental laws, and all off-site treatment, storage and disposal of waste (including hazardous waste), if any, generated by Franchisee have been done in compliance with the currently applicable environmental laws. None of the Purchased Assets are comprised of or contain any hazardous substances. The term (a) "environmental laws" includes but is not limited to any federal, state or local law, statute, charter or ordinance, and any rule, regulation, binding interpretation, binding policy, permit, order, court order or consent decree issued pursuant to any of the foregoing, which pertains to, governs or otherwise regulates any of the following activities, including, without limitation, (i) the emission, discharge, release or spilling of any substance into the air, surface water, groundwater, soil or substrata; and (ii) the manufacturing, processing, sale, generation, treatment, storage, disposal, labeling or other management of any waste, hazardous substance or hazardous waste, and (b) "waste," "hazardous substance," and "hazardous waste" include any substance defined as such by any applicable environmental laws.

        4.21 CREDITORS. On or after the Closing Date, Roadhouse shall not be subject to any claim of a creditor of Franchisee, or to any obligation to pay, discharge or satisfy in any manner Franchisee's liabilities or other obligations as a result of the sale and transfer of the Purchased Assets to Roadhouse under this Agreement, except as expressly assumed by Roadhouse hereunder.

        4.22 COMPLIANCE WITH LAWS. Franchisee has complied with all laws, statutes, rules, regulations, orders and standards of any federal, state and local agencies and authorities applicable to the Business and the Purchased Assets (including, but not limited to, those concerned with civil rights, labor and discrimination, safety and health, zoning and land use and the environment).

        4.23 THIRD PARTY OPTIONS. There are no existing contracts, options, commitments or rights with, to or in any third party to acquire the Purchased Assets or any interest therein or the Business.

        4.24 TRANSACTIONS WITH CERTAIN PERSONS. Except as set forth in this Agreement, at and as a result of the Closing, Roadhouse shall not have any obligation or liability to any current or former member, manager or employee of Franchisee or Owner or any member of Owner's immediate family or any entity in which such person has a direct or indirect ownership interest.

        4.25 ACCURACY OF INFORMATION FURNISHED. All information furnished to Roadhouse by Franchisee or Owner herein or in any exhibit or schedule hereto is true, correct and complete. Such information states all facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, true, correct and complete.

        4.26 WARRANTIES. There is no agreement or obligation to which Franchisee is a party, or any claim against or liability of Franchisee, on account of warranties or with respect to the manufacture, sale or rental of defective products or the provision of services, and there is no basis for any such claim on account of defective products heretofore manufactured, sold or rented or services provided that is not fully covered by insurance. Roadhouse shall not have any liability with respect to any claim against or liability of Franchisee on account of product warranties or with respect to the manufacture, sale or rental of defective products or the provision of services.

        4.27 QUESTIONABLE PAYMENTS. Neither Franchisee, Owner, nor any of Franchisee's current or former officers, directors, employees, agents, or representatives, have in connection with the business or operations of the Business (a) used any corporate funds for any contributions, gifts, entertainment or other expenses relating to political activity, or used any corporate funds to reimburse any person for any such payment in contravention of any laws, (b) used any corporate funds for any direct or indirect payments to any foreign or domestic government officials or employees, (c) violated any provision of the Foreign Corrupt Practices Act of 1977, (d) established or maintained any unrecorded fund of corporate monies or other assets, (e) made any false or fictitious entries on the books and records of Franchisee, (f) made any bribe, rebate, payoff, influence payment, kickback or other payment of any nature, or (g) made any favor or gift which is not deductible for federal income tax purposes.

        4.28 BURDENSOME OBLIGATIONS. Franchisee is not a party to or bound by any Contract which is so unusual or burdensome as in the foreseeable future could reasonably be expected to have a Material Adverse Effect

                                  Exhibit A-17
and Franchisee is not in violation of any law, ordinance, statute, code, rule, regulation, order or decree of the United States, any state, any county, any city, or any other political subdivision in which Franchisee operates pertaining to occupational safety.

        4.29    NATURE OF INVESTMENT.

                (a) The Roadhouse Common Stock to be received by Franchisee and Owner will be acquired for investment for Franchisee's and Owner's own accounts, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and neither Franchisee nor Owner has a present intention of selling, granting any participation in, or otherwise distributing the same, but subject to the ability of Franchisee to transfer shares to an affiliate (within the meaning of Rule 405 promulgated under the Securities Act) of Franchisee. Neither Franchisee nor Owner has no need for liquidity related to the acquisition of the Roadhouse Common Stock.

                (b) Both Franchisee and Owner, or a representative thereof, has received and read or reviewed, and is familiar with, this Agreement and the other agreements executed in connection with this Agreement and confirms that all documents, books and records pertaining to Franchisee's and Owner's investment in the Roadhouse Common Stock and requested by Franchisee or Owner have been made available.

                (c) Both Franchisee and Owner have had an opportunity to ask questions and receive answers from Roadhouse regarding the terms and conditions of the offering of the Roadhouse Common Stock and about other information, documents and records relative to Roadhouse's business assets, financial condition, results of operations and liabilities.

                (d) Franchisee and Owner each are experienced investors in securities and acknowledge that they can bear the complete economic risk of their investment and have such knowledge and experience in financial or business matters that they are capable of evaluating the merits and risks of the investment in the Roadhouse Common Stock. Franchisee and Owner also represent they each are an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act.

                (e) The purchase of the Roadhouse Common Stock by Franchisee and Owner is consistent with the general investment objectives of Franchisee and Owner. Both Franchisee and Owner understand that the purchase of the Roadhouse Common Stock involves a high degree of risk.

                (f) Franchisee and Owner understand that the Roadhouse Common Stock they are purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Roadhouse in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act and applicable state securities laws, except in certain limited circumstances. In this connection, Franchisee and Owner represent that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understand the resale limitations imposed thereby and by the Securities Act. Franchisee and Owner agree that in no event will they make a transfer or disposition of any of the Roadhouse Common Stock unless and until, if requested by Roadhouse, they shall have furnished to Roadhouse (at the expense of Franchisee or Owner or their respective transferees) an opinion of counsel or other evidence, reasonably satisfactory to Roadhouse, to the effect that such transfer may be made without restrictions under the Securities Act. Franchisee and Limited Partner understand that Roadhouse is under no obligation to register any of the securities sold hereunder.

                (g) The Roadhouse Common Stock shall not be registered under the Securities Act, and as such shall constitute "restricted securities" within the meaning of Rule 144 under the Securities Act and the Roadhouse Common Stock shall be available for sale in the public market only in compliance with Rule
144. The Roadhouse Common Stock shall bear a legend substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR EXEMPTIONS FROM SUCH REGISTRATION OR

                                  Exhibit A-18

QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTION AFFORDED BY RULE 144). UNLESS WAIVED BY ROADHOUSE, INC. ROADHOUSE, INC. SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AS A PRECONDITION TO ANY SUCH TRANSFER.

        4.30 BOOKS OF ACCOUNTS. The books of account of Franchisee have been kept accurately in the ordinary course of its business in accordance with generally accepted accounting principles, the transactions entered therein represent bona fide transactions and the revenues, expenses, assets and liabilities of Franchisee have been properly recorded in such books.

        4.31 CONSENTS. No authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Franchisee.

        4.32 BROKER FEES. Neither Franchisee nor Owner has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

        4.33    CAPITALIZATION.

                (a) SCHEDULE 4.33 sets forth the authorized capitalization of Franchisee, the number of shares outstanding of Franchisee, and the number of shares owned by each of the stockholders as of the date hereof. No person or entity, other than as shown on SCHEDULE 4.33, owns of record or beneficially any of the outstanding shares of capital stock of Franchisee. At the Effective Time, all of the outstanding shares of Franchisee will be owned of record and beneficially by the stockholders, as set forth in SCHEDULE 4.33, which will comprise all of the issued and outstanding capital stock Franchisee. All of the shares are and will be validly issued and outstanding, fully paid and nonassessable. The outstanding shares are not subject to and were not issued in violation of any preemptive rights. Each share was issued in conformity with applicable law and no party to whom such shares were issued nor any person claiming through any such party has any claim against Franchisee in respect of any such issuance. There are no voting trusts or other agreements or understandings to which Franchisee or Owner is a party with respect to the voting or disposition of the capital stock of Franchisee.

                (b) Except as set forth in SCHEDULE 4.33, there are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments ("STOCK RIGHTS") obligating Franchisee to issue any authorized but unissued shares of capital stock of Franchisee or to transfer from the treasury any additional shares of capital stock or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any shares of capital stock of Franchisee, and no unissued shares of stock are subject to any preemptive rights. No Stock Rights will be outstanding on the Closing Date. There are no outstanding contractual obligations of Franchisee to repurchase, redeem or otherwise acquire any outstanding shares of capital stock of or other ownership interest in Franchisee.

        4.34 BOARD APPROVAL. The Board of Directors of Franchisee has, as of the date of this Agreement, (i) approved, and in the case of a Stock Exchange, subject to stockholder approval, this Agreement and, if applicable, the Merger and other transactions contemplated hereby and thereby; (ii) determined that either the Asset Exchange or the Stock Exchange is consistent with the long-term business strategy of Franchisee and is in the best interests of the stockholders of Franchisee and is on terms that are fair to such stockholders; and (iii) in the case of a Stock Exchange, adopted a resolution declaring the Merger advisable and (iv) in the case of a Stock Exchange, determined unanimously to recommend that the stockholders of Franchisee adopt this Agreement.

        4.35 VOTE REQUIRED. In the case of a Stock Exchange, the affirmative vote of holders of a majority of the outstanding shares of Franchisee Common Stock that are shares entitled to vote with respect to the Merger is the only vote of the holders of any class or series of Franchisee's capital stock necessary to adopt this Agreement.

        4.36 POOLING OF INTERESTS. In the case of a Stock Exchange, to its knowledge, based on consultation with its independent accountants, neither Franchisee nor any of its directors, officers or affiliates has taken any action that would interfere with Roadhouse's ability to account for the Merger as a "pooling of interests."

                                  Exhibit A-19

        4.37 STATE TAKEOVER STATUTES. In the case of a Stock Exchange, no state takeover statute is applicable to the Merger or other transactions contemplated thereby.

        4.38 SUBSIDIARIES: JOINT VENTURES. Except as described in SCHEDULE 4.38, the Franchisee does not have any direct or indirect Subsidiaries. Each Subsidiary is wholly owned by the Franchisee, and the Franchisee has no present intention of disposing of any of the capital stock or equity interests of any such Subsidiary presently owned by the Franchisee or allowing any Subsidiary to sell or otherwise dispose of any material portion of such Subsidiary's assets, except for normal dispositions in the ordinary course of business.

        4.39 FRANCHISE AGREEMENT. Franchisee and Owners have undertaken all required obligations and are in compliance with the Franchise Agreement and any other documents associated therewith.

                                    ARTICLE V
          REPRESENTATIONS AND WARRANTIES OF ROADHOUSE [AND MERGER SUB]

        Roadhouse represents and warrants, and in a Stock Exchange, Roadhouse and Merger Sub jointly and severally represent and warrant to Franchisee that each of the statements set forth in this Article is true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date as though made on such date (unless another date is expressly set forth in such representation or warranty), except as set forth in the disclosure schedule accompanying this Agreement. The disclosure schedule will be arranged in sections corresponding to the Sections of this Agreement.

        5.1 ORGANIZATION. Roadhouse, and if applicable, the Merger Sub, are corporations duly and validly existing and in good standing under the laws of Delaware and have full corporate power to enter into and perform their respective obligations under this Agreement under any other agreements, documents and instruments to be executed and delivered by Roadhouse and Merger Sub, if applicable, pursuant to this Agreement.

        5.2 AUTHORIZATION; ENFORCEABILITY. The execution, delivery and performance of this Agreement and of all of the agreements, documents and instruments to be executed and delivered by Roadhouse and Merger Sub, if applicable, pursuant to this Agreement have been duly authorized by all necessary corporate action. This Agreement is, and the other agreements, documents and instruments required hereby will be, when executed and delivered by the parties hereto, enforceable against Roadhouse and Merger Sub, if applicable, in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

        5.3 NO VIOLATION OR CONFLICT. The execution, delivery and performance of this Agreement by Roadhouse and Merger Sub, if applicable, does not and will not violate or conflict with any Law, judgment, order, or decree binding on Roadhouse or Merger Sub, if applicable, or the Certificate of Incorporation or Bylaws or any material contract or agreement to which Roadhouse or Merger Sub, if applicable, is a party or by which Roadhouse or Merger Sub, if applicable, is bound.

        5.4 VALIDITY OF SHARES. The Roadhouse Common Stock, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, will be free of any liens or encumbrances, and shall not be subject to any preemptive rights, rights of first refusal or redemption rights.

        5.5 ACCURACY OF INFORMATION FURNISHED. All information furnished to Franchisee by Roadhouse or Merger Sub herein or in any exhibit or schedule hereto is true, correct and complete. Such information states all facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, true, correct and complete.

        5.6 BROKER FEES. Neither Roadhouse nor Merger Sub, if applicable, has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

                                  Exhibit A-20

                                   ARTICLE VI
                                    COVENANTS

        Franchisee and Owners covenant to Roadhouse, and Roadhouse covenants to Franchisee, as applicable, that from and after the date of this Agreement, without the other parties' prior written consent:

        6.1 CARRY ON IN REGULAR COURSE. Franchisee shall carry on the business of the Business in a reasonable and prudent manner and only in the regular course and substantially in the same manner as heretofore carried on and use its good faith and reasonable efforts to preserve the Business's properties and existing business organization and retain good relationships with employees, customers, suppliers and others with whom it maintains a business relationship. Franchisee shall conduct its Business in compliance with all applicable laws. Franchisee shall not engage in any extraordinary transactions without Roadhouse's prior written consent, including (a) not disposing of any assets of Franchisee, except in the ordinary course of business and (b) not causing assets of Franchisee to be distributed to any of its members.

        6.2 EMPLOYEE COMPENSATION. Franchisee shall not increase the rate of pay for any employee of the Business except pursuant to a regularly scheduled time schedule for increases and no bonus, profit sharing, retirement, insurance, death, fringe benefit or other extraordinary or indirect compensation shall accrue, be set aside or be paid to, for or on behalf of any officers or employees of the Business other than as required by presently existing pension, profit sharing, bonus and similar benefit plans as presently constituted, and no agreement or plan other than those now in effect shall be adopted or committed for, except in amounts approved in writing by Roadhouse. Franchisee shall not increase, terminate, amend or otherwise modify any plan for the benefit of any employee without Roadhouse's prior written consent.

        6.3 HIRING EMPLOYEES. Franchisee will cooperate with reasonable requests made by Roadhouse for the purpose of allowing Roadhouse to hire those employees of Franchisee as identified by Roadhouse, as contemplated by ARTICLE XI, such employment to be effective as of the Closing Date.

        6.4 ACCESS. Franchisee will provide Roadhouse with reasonable access to its facilities, books and records and will reasonably cooperate with Roadhouse's due diligence investigation of the Business. Franchisee will provide Roadhouse (and its representatives) with prompt and reasonable access to all employees, premises, properties, books, records, contracts and other documents and information that Roadhouse reasonably deems pertinent in connection with its evaluation and consideration of the transactions contemplated by this Agreement. Roadhouse will provide Franchisee with copies of Roadhouse's prospectus and/or securities registration statement.

        6.5 COOPERATION. As soon as practical after the date hereof, if they have not previously done so, Roadhouse and Franchisee shall promptly and properly prepare and file all filings required by all Laws relating to the transactions contemplated hereby, and shall cooperate in all respects in connection with the giving of any notices to any governmental authority or securing the permission, approval, determination, consent or waiver of any governmental authority required by Law in connection with the consummation of this Agreement.

        6.6 MATERIAL ADVERSE EFFECT. Prior to the Closing, each party will promptly inform the other parties of the occurrence of any event that has resulted in, or could be expected to result in, a Material Adverse Effect with respect to that party or any event that renders the representations and warranties made in this Agreement to be inaccurate, or any failure of that party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied under this Agreement. Any such disclosure shall not be deemed a waiver by the other parties of any representation, warranty, covenant or agreement contained in this Agreement.

        6.7 APPROVALS OF GOVERNMENTAL AUTHORITIES AND THIRD PARTIES. As soon as practicable after the execution of this Agreement, but in any event prior to the Closing Date, both Franchisee and Roadhouse will secure all necessary approvals and consents of all governmental authorities and other third parties required for the consummation of the transactions contemplated by this Agreement.

        6.8 CONTRACTS. Prior to Closing, except with Roadhouse's prior written consent, (a) other than in the ordinary course of the business and operations of the Business and in a manner consistent with past business practices of the Business, Franchisee will not assume or enter into any contract, lease, license, obligation, indebtedness, commitment, purchase or sale relating to the business or operations of the Business involving more

                                  Exhibit A-21
than $1,000 each, and (b) Franchisee will not modify, amend or waive any provisions of any Contract in a manner that would adversely affect Roadhouse's ownership or operation of the Purchased Assets or the Business after the Closing Date, or terminate any Contract listed on SCHEDULE 2.1(g).

        6.9 CAPITAL ASSETS. Prior to Closing, except with Roadhouse's prior written consent, Franchisee will not acquire or dispose of any capital asset (other than Excluded Assets) relating to or used or to be used in the Business having a cost of $1,000 or more.

        6.10 MORTGAGES; LIENS. Prior to Closing, except with Roadhouse's prior written consent, Franchisee will not enter into or assume any mortgage, pledge, conditional sale or other title retention agreement, or permit any lien, encumbrance or claim of any kind to attach to any of its assets, whether now owned or hereafter acquired, relating to or used or to be used in the Business.

        6.11 SUPPLEMENTS TO DISCLOSURE SCHEDULES. From time to time prior to the Closing Date, Franchisee and Owner shall promptly provide to Roadhouse proposed supplements or amendments to the schedules to this Agreement with respect to any matter arising or changing that, if existing or occurring as of the date of this Agreement, would have been required to be set forth or described in such schedules; PROVIDED, HOWEVER, any such proposed supplements or amendments to the schedules to this Agreement shall not become part of this Agreement unless and until Roadhouse shall execute an instrument evidencing its agreement thereto, and such proposals shall not be deemed a waiver by Roadhouse of any representation or warranty of Franchisee contained in this Agreement other than as agreed upon in such instrument.

        6.12 TAXES AND TAX RETURNS. Franchisee shall pay all applicable sales, transfer, documentary, use and filing fees and taxes that may become due or payable as a result of the sale, conveyance, assignment, transfer or delivery of any of the Purchased Assets. Franchisee will cooperate fully, as and to the extent requested by Roadhouse, in connection with the filing of tax returns and any audit, litigation or other proceeding with respect to taxes.

        6.13 BOOKS AND RECORDS; PERSONNEL. Franchisee shall make available to Roadhouse for reasonable periods of time Franchisee's personnel to assist Roadhouse in locating and obtaining records and files maintained by Franchisee and any of Franchisee's personnel whose assistance or participation is reasonably required by Roadhouse, in anticipation of, preparation for, or the conduct of any existing or future litigation, tax returns or other matters, in which Franchisee is involved.

        6.14 PUBLICITY. No party shall take any action, nor shall it permit any of its employees, officers, directors, as applicable, to take any action that may result in the public disclosure of the transactions contemplated by this Agreement without the consent of the other parties; PROVIDED, HOWEVER, that in the event the disclosing party believes such information is required to be disclosed under applicable law, it may release such disclosure but will use reasonable efforts to give the other parties advance notice of the disclosure; and PROVIDED, FURTHER, that Roadhouse will be permitted to file this Agreement and to describe the transactions contemplated hereby in filings under the Securities Act.

        6.15 ALTERNATIVE TRANSACTIONS. From the date of this Agreement through the earlier of the Closing Date or the termination of this Agreement, neither Franchisee nor Owners will and Franchisee will cause each of its officers, directors and its legal and financial advisors and affiliates not to, directly or indirectly, make, solicit, encourage, initiate, negotiate or enter into any agreement or agreement in principle, or announce any intention to do any of the foregoing, with respect to any offer or proposal to dispose of all or part of the Business or Purchased Assets (excluding the Excluded Assets) with any party other than Roadhouse (an "ALTERNATIVE TRANSACTION"). Franchisee and Limited Partner shall promptly communicate to Roadhouse the terms of any proposal it may receive in respect of an Alternative Transaction and the identity of such other party and the nature of such proposal, offer or invitation.

        6.16 CONFIDENTIALITY. Franchisee must comply with all confidentiality provisions set forth in the Franchise Agreement. In addition, from the date of this Agreement to the date that is five years after the earlier to occur of the Closing or the termination of this Agreement, each party will keep the nature and terms of the transactions contemplated by this Agreement and all information concerning the other party and its respective business, strictly confidential, using such information solely for the purposes contemplated by this Agreement and

                                  Exhibit A-22
disclosing such information only to those persons or agents with a need to know (and then, solely for the purposes of assisting in such purposes and subject to such persons or agents being bound by this section). Such disclosure will be limited to the parties' business and financial advisors (i.e., its lawyer, accountant and/or lender), and the disclosure of such information to any other person will require the prior written consent of the other party. This section will not apply to extent the disclosing party can demonstrate the information (i) is generally available to or known by the public other than as a result of improper disclosure by a the disclosing party, (ii) is obtained by a the disclosing party from a source other than the other party, provided that such source was not bound by a duty of confidentiality with respect to such information, (iii) is independently developed by the disclosing party without the use of the information learned from the other party, or (iv) is required to be disclosed under applicable law. In the event the disclosing party believes such information is required to be disclosed under applicable law, it shall use reasonable efforts to give the other party advance notice of such disclosure. In the event of a termination of this Agreement, each party will promptly return to the other party all notes, memos, reports and other materials provided to such party in connection with this Agreement.

        6.17 TRADE SECRETS. Franchisee and Owners expressly acknowledge they will comply with all confidentiality provisions set forth in the Franchise Agreement, which are currently effective and will continue for that length of time as set forth in the Franchise Agreement.

        6.18 NONCOMPETITION. Franchisee and Owners expressly acknowledge they will comply with all noncompetition covenants set forth in the Franchise Agreement, which are currently effective and will continue for that length of time set forth in the Franchise Agreement.

        6.19 ADDITIONAL REMEDIES. Franchisee and Owners acknowledge and agree that the covenants and agreements contained in SECTIONS 6.17 and 6.18 are of the essence of this Agreement; that each of such covenants is reasonable and necessary to protect and preserve the trade secrets and the legitimate business interests of Roadhouse; that irreparable harm, loss and damage that cannot be remedied in damages in an action at law will be suffered by Roadhouse should Franchisee or Owner breach any of the covenants and agreements contained in those Sections; that a breach of any such covenant and agreement may constitute an infringement of Roadhouse's rights in and to the trade secrets; that each of such covenants or agreements is separate, distinct and severable not only from the other of such covenants and agreements but also from the other and remaining provisions of this Agreement; and that, in addition to other rights and remedies available to it as a matter of law or equity, Roadhouse shall be entitled to an immediate temporary injunction and also to a permanent injunction to prevent a breach or contemplated breach by any of Franchisee or Owner of any of such covenants or agreements. Franchisee and Owner has each carefully read and considered the terms and provisions of this Section and agree that the restrictions are fair and reasonable and are reasonably necessary for the protection of the trade secrets and the legitimate business interests of Roadhouse, including Roadhouse's goodwill and substantial relationships with customers. In the event any of the restrictions contained in those sections are to be held unenforceable as over broad, overlong, not reasonably necessary to protect the legitimate business interests of Roadhouse, or for any other reason, the parties agree that the court shall modify such restriction and grant the relief necessary to protect such interests. As so modified, such restriction shall be as fully enforceable as if it had been set forth herein by the parties. It is the intent of the parties that the court in so establishing substitute restrictions, recognize that the parties hereto desire that the described restrictions be imposed and maintained to the maximum lawful extent.

                                   ARTICLE VII
                CONDITIONS PRECEDENT TO OBLIGATIONS OF ROADHOUSE

        The obligations of Roadhouse to be performed on the Closing Date are subject to the satisfaction prior to or at the Closing of the following conditions precedent:

        7.1 COMPLIANCE WITH AGREEMENT. Franchisee and Owners shall have performed and complied in all material respects with all of their respective obligations, covenants and agreements under this Agreement which are to be performed or complied with by them prior to the Closing.

        7.2 DUE DILIGENCE. Roadhouse shall be satisfied with the results of its continuing due diligence review of the Business and the Purchased Assets.

                                  Exhibit A-23

        7.3 NO LITIGATION. No investigation, suit, action or other proceeding that questions the validity or legality of the transactions contemplated by this Agreement or that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement shall be pending before any court or governmental agency or threatened. There shall not be in effect any order, decree or injunction of any court that (i) prohibits consummation of this Agreement or the transactions contemplated by this Agreement, (ii) requires Roadhouse to hold separate or dispose of any of the Purchased Assets or (iii) adversely impairs the value of the Purchased Assets or the Business.

        7.4 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Franchisee and Owners in this Agreement shall be true and correct in all material respects at and as of the date of this Agreement and as of the Closing Date with the same force and effect as though said representations and warranties had been made on the Closing Date.

        7.5 MATERIAL ADVERSE EFFECT. Between the date of this Agreement and the Closing Date, no event shall have occurred or set of facts or circumstances arisen which has resulted in, or could be expected to result in, a Material Adverse Effect on the Purchased Assets or Business.

        7.6 DELIVERIES AT CLOSING. Franchisee and Owners shall have delivered to Roadhouse the documents and items specified in SECTION 3.2.

        7.7 BOARD APPROVAL. Roadhouse shall have received approval of the transactions contemplated by this Agreement from its Board of Directors.

        7.8 COMPLETION OF EQUITY OFFERING. Roadhouse shall have entered into a letter of intent in connection with an initial public offering of its common stock and that offering will occur immediately following the Closing of this transaction.

        7.9 SURVEY AND TITLE. Title to the real property included among the Purchased Assets shall be such that, at Closing, upon Roadhouse's payment of applicable premiums calculated on the basis of the title company's standard rates, Roadhouse shall be able to obtain policies of title insurance, dated the Closing Date, insuring the Company's ownership interest in each parcel of real property included among the Purchased Assets, for an amount equal to the allocated value of such real property, with such policy terms and exceptions satisfactory to Roadhouse, including, without limitation, that local zoning ordinances, general plans and all other applicable land use regulations and all private covenants, conditions and restrictions, if any, permit the transfer and use of real property (and reconstruction and resumption of use of the Texas Roadhouse restaurants in the event of damage or destruction thereof or cessation of use thereof) for the business presently conducted thereon as a matter of right for an unlimited time period, and specifically not merely as a legal non-conforming use or any other legal status which would by its terms or by operation of law limit the duration of such use or the right to rebuild and resume use of the Texas Roadhouse restaurants for the business presently conducted thereon in the event of damage, destruction or cessation of use for any reason.

                                  ARTICLE VIII
                       CONDITIONS PRECEDENT TO OBLIGATIONS
                            OF FRANCHISEE AND OWNERS

        The obligations of Franchisee and Owners to be performed on the Closing Date are subject to the satisfaction prior to or at the Closing of the following conditions precedent:

        8.1 COMPLIANCE WITH AGREEMENT. Roadhouse shall have performed and complied in all material respects with all of its obligations, covenants and agreements under this Agreement which are to be performed or complied with by it prior to the Closing.

        8.2 NO LITIGATION. No investigation, suit, action or other proceeding that questions the validity or legality of the transactions contemplated by this Agreement or that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement shall be pending before any court or governmental agency or threatened. There shall not be in effect any order,

                                  Exhibit A-24
decree or injunction of any court that prohibits consummation of this Agreement or the transactions contemplated by this Agreement.

        8.3 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Roadhouse in this Agreement shall be true and correct in all material respects at and as of the date of this Agreement and as of the Closing Date with the same force and effect as though said representations and warranties had been made on the Closing Date.

        8.4 MATERIAL ADVERSE EFFECT. Between the date of this Agreement and the Closing Date, no event shall have occurred or set of facts or circumstances arisen which has resulted in, or could be expected to result in, a Material Adverse Effect on Roadhouse.

        8.5 DELIVERIES AT CLOSING. Roadhouse shall have delivered to Franchisee the documents and items specified in SECTION 3.3.

                                   ARTICLE IX
                          SURVIVAL AND INDEMNIFICATION

        9.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein, other than the representations and warranties contained in SECTION 4.19 (Taxes), shall survive the Closing for a period of [two years]. The representations and warranties contained in SECTION 4.19 (Taxes) shall survive the Closing until the expiration of the applicable statute of limitations period specified pursuant to applicable Law. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties by a party in whose favor such representations and warranties have been made to the party that made such representations and warranties, the relevant representations and warranties shall survive as to such claim until the claim has been finally resolved.

        9.2 INDEMNIFICATION BY FRANCHISEE AND OWNERS. Franchisee and Owners jointly and severally agree to indemnify, defend and hold harmless Roadhouse and each director, officer, employee, agent and affiliate of Roadhouse for all losses, damages, liabilities and claims, and all fees, costs and expenses related to, including without limitation attorney fees, arising out of, based upon or resulting from: (a) any breach by Franchisee or Owner of any representation or warranty set forth in this Agreement or in any document delivered thereunder or hereunder; (b) any failure by Franchisee or Owner to carry out, perform, satisfy and discharge any covenant, agreement, undertaking, liability or obligation to be performed or discharged by either of them pursuant to the terms of this Agreement or any of the documents delivered thereunder or hereunder; (c) any Excluded Assets; or (d) any Excluded Obligations. The indemnification provisions of this Agreement shall not be deemed to preclude or otherwise limit in any way the exercise of any other rights or pursuit of any other remedies for the breach of this Agreement or with respect to any misrepresentation or any breach of warranty by Franchisee or Owner.

        9.3 INDEMNIFICATION BY ROADHOUSE. Roadhouse agrees to indemnify, defend and hold harmless Franchisee and Owner and each officer, director, employee, agent and affiliate of Franchisee for all losses, damages, liabilities and claims, and all fees, costs and expenses related to, including without limitation attorney fees, arising out of, based upon or resulting from: (a) any breach by Roadhouse of any representation or warranty set forth in this Agreement or in any document delivered hereunder; (b) any failure by Roadhouse to carry out, perform, satisfy and discharge any covenant, agreement, undertaking, liability or obligation to be performed or discharged by it pursuant to the terms of this Agreement or any of the documents delivered pursuant to this Agreement; or (c) any obligation or liability relating to the Business or the Purchased Assets that is expressly assumed under this Agreement. The indemnification provisions of this Agreement shall not be deemed to preclude or otherwise limit in any way the exercise of any other rights or pursuit of any other remedies for the breach of this Agreement or with respect to any misrepresentation or any breach of warranty by Roadhouse.

        9.4 INDEMNIFICATION LIMITATIONS. Notwithstanding the indemnification provisions of this Article, no indemnification shall be made by a party until the aggregate indemnification claim or claims by the indemnified party exceeds $_______, in which event the indemnifying party shall indemnify the full amount of such claim or claims. The foregoing limitation shall not apply to indemnification claims made by Roadhouse with respect to Excluded Assets or obligations or liabilities relating to the Business or the Purchased Assets that are not expressly assumed under this Agreement.

                                  Exhibit A-25

        9.5 INDEMNIFICATION PROCEDURES. In the event a claim against an indemnifying party is applicable, the indemnified party shall give prompt notice to the indemnifying party (provided that any failure to provide such notice shall not affect the indemnification obligations of the parties under this Agreement except to the extent such failure materially prejudices the potential defenses of the indemnifying party). The indemnifying party shall have the right to defend, settle or compromise any claim, demand, action or proceeding with counsel of its own choosing which is reasonably acceptable to the indemnified party (unless the indemnified party agrees to assume the cost of the defense and any settlement), at its sole cost and expense; PROVIDED, HOWEVER, that no settlement or compromise may be entered into by the indemnifying party without the prior written consent of the indemnified party. The indemnified party may select counsel to participate in any such defense at its sole cost and expense. In connection with any such claim, action or proceeding, the parties shall cooperate with each other and provide each with access to relevant books and records in their possession.

                                    ARTICLE X
                                   TERMINATION

        10.1 TERMINATION. This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned as follows:

                (a) by Roadhouse at any time prior to the Closing with written notice to Franchisee;

                (b) by Roadhouse if there has been a material breach of any representation or warranty of Franchisee or Owner contained in this Agreement or in any document delivered pursuant to this Agreement or if Franchisee or Owner shall have failed to comply in any material respect with any of its covenants or agreements contained in this Agreement or in any document delivered pursuant to this Agreement, and such breach or failure has remained uncured for a period of 10 days from delivery of written notice to Franchisee or Owner;

                (c) by Franchisee if there has been a material breach of any representation or warranty of Roadhouse contained in this Agreement or in any document delivered pursuant to this Agreement or if Roadhouse shall have failed to comply in any material respect with any of its covenants or agreements contained in this Agreement or in any document delivered pursuant to this Agreement, and such breach or failure has remained uncured for a period of 10 days from delivery of written notice to Roadhouse;

                (d) by Roadhouse if it is not satisfied with the results of its continuing due diligence review of the Purchased Assets and Business;

                (e) by Roadhouse if it unable to complete an initial public offering of its common stock;

                (f) by either Franchisee or Roadhouse if any court of competent jurisdiction or other governmental body shall have issued an order, decree or ruling restraining, enjoining or otherwise prohibiting the purchase and sale of the Purchased Assets contemplated by this Agreement.

        10.2 RIGHTS ON TERMINATION. If this Agreement is terminated pursuant to this Article, all further obligations of the parties under or pursuant to this Agreement shall terminate without further liability of either party to the other, except for the obligations under SECTION 6.16 (Confidentiality), 6.17 (Trade Secrets), 6.18 (Noncompetition) and SECTION 12.2 (Expenses); PROVIDED, HOWEVER, that termination pursuant to clauses (b) or (c) of SECTION 10.1 will not relieve any defaulting or breaching party from liability to the other party. Upon any termination of this Agreement, each party will return all documents, work papers and other material (including all copies) of the other party relating to the transactions contemplated by this Agreement.

                                   ARTICLE XI
                                    PERSONNEL

        11.1 ROADHOUSE EMPLOYEES. Roadhouse may make offers of employment to Franchisee's employees of the Business listed on SCHEDULE 11.1 immediately following the Closing (the "ROADHOUSE EMPLOYEES"). Immediately prior to Closing, Franchisee shall terminate the employment of all of the Roadhouse Employees as of the Closing Date and Franchisee shall pay all obligations with respect to such Roadhouse Employees and fulfill all

                                  Exhibit A-26
obligations and applicable employee benefit plans (including severance, wages, commissions, accrued vacation and other benefits) in respect of periods prior to the Closing.

        11.2 TERMS OF EMPLOYMENT. Roadhouse's employment of Roadhouse Employees shall be on terms and conditions as Roadhouse and Roadhouse Employees shall find mutually acceptable (and may include the requirement by the Roadhouse Employees to complete applications, to consent to background checks (including but not limited to credit and criminal checks), to be evaluated by personality tests, and to execute customary nondisclosure or noncompetition agreements), and all Roadhouse Employees shall be eligible to participate in the employee benefit plans of Roadhouse to the extent similarly situated employees of Roadhouse are eligible to participate in such plans. To the extent permitted by applicable Law, the Roadhouse Employees shall be given credit for previous employment with the Franchisee for purposes of determining eligibility (but not compensation levels) under such plans. Notwithstanding the foregoing, Roadhouse shall have no obligation to provide to Roadhouse Employees any term, condition or benefit of employment that is the same as or similar to those provided by Franchisee to Roadhouse Employees prior to the Closing, including, but not limited, to those relating to commissions, bonus, profit sharing or other additional compensation, sick pay, severance pay, personal time or pay or pensions. Franchisee shall indemnify, defend and hold harmless Roadhouse from and against any liability or obligation to Roadhouse Employees or any other employees of Franchisee, other than the obligations specifically undertaken by Roadhouse as set forth above. No provision of this Agreement shall create any third party beneficiary rights in any Roadhouse Employees or any beneficiary or dependent thereof with respect to the compensation, terms and conditions of employment and benefits that may be provided to any Roadhouse Employee.

        11.3 WARN. Franchisee shall comply in all respects with the notice and other requirements of the Worker Adjustment Retraining and Notification Act, 19 U.S.C. Section2101 ET SEQ., and similar applicable state statutes. Roadhouse shall not have any liability with respect to any employee of Franchisee arising out of such statutes.

        11.4 PAYROLL TAX. Roadhouse and Franchisee agree to follow the Standard Procedure specified in Rev. Proc. 84-77, 1984-2 C.B. 753, whereby, among other things, each will be responsible for the reporting duties with respect to its own payments of wages and compensation to employees in connection with the operation of the Purchased Assets. In addition, Franchisee agrees to provide to Roadhouse all information reasonably requested by Roadhouse necessary for Roadhouse and Roadhouse Employees to receive credit for payroll tax items already paid by Franchisee or Roadhouse Employees for any periods prior to the Closing Date.

                                   ARTICLE XII
                                  MISCELLANEOUS

        12.1 ENTIRE AGREEMENT; AMENDMENT. The Franchise Agreement, this Agreement and the documents referred to in this Agreement constitute the entire agreement between the parties pertaining to the subject matter hereof, and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth in this Agreement or documents referred to in this Agreement. This Agreement may only be amended or modified by an instrument in writing executed by the parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

        12.2 EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, each of the parties shall pay their respective fees and expenses incurred in connection with the transactions contemplated by this Agreement.

        12.3 GOVERNING LAW. This Agreement, including its formation, application, performance, enforcement, the relationship between the parties, and any claims, demands, causes of action and disputes in any way arising out of or related to it, shall be governed, construed and interpreted under the substantive law (and the law of remedies, if applicable) of the State of Kentucky. Every dispute arising out of or connected with this Agreement, or that otherwise arises between the parties, shall be commenced in any state or federal court sitting in Jefferson County, Kentucky, which forum shall be the sole and exclusive jurisdiction and venue for the resolution of such disputes, and to which jurisdiction and venue each party hereby consents and submits for all purposes.

                                  Exhibit A-27

        12.4 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No party may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other parties.

        12.5 NOTICES. All communications, notices and disclosures required or permitted by this Agreement shall be in writing and shall be deemed to have been given at the earlier of the time when actually delivered to an officer of the party to which notice is to be given or when sent by facsimile transmission, overnight courier service or by certified or registered first-class mail, postage prepaid, return receipt requested, addressed as follows, unless and until any party notifies the others in accordance with this Section of a change of address:

        If to Roadhouse:


        ______________________________________
        ______________________________________
        ______________________________________
        Attn:_________________________________
        Facsimile: ( )

        With a copy to:

        ______________________________________
        ______________________________________
        ______________________________________
        Attn:_________________________________
        Facsimile: ( )

        If to Franchisee:

        ______________________________________
        ______________________________________
        ______________________________________
        Attn:_________________________________
        Facsimile: ( )

        With a copy to:

        ______________________________________
        ______________________________________
        ______________________________________
        Attn:_________________________________
        Facsimile: ( )


        12.6 SEVERABILITY. If any provision, clause, or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause, or part under other circumstances, shall not be affected thereby.

        12.7 NO RELIANCE. Neither Roadhouse nor Franchisee assume any liability to any person not a party to this Agreement because of any reliance on the representations, warranties, and agreements of Roadhouse or Franchisee contained herein.

        12.8 COUNTERPARTS. This Agreement and all documents referred to in this Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. All facsimile executions shall be treated as originals for all purposes.

                                  Exhibit A-28

        12.9 SPECIFIC PERFORMANCE. Each of the parties agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their terms. Accordingly, each party agrees that the other parties shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and to specifically enforce this Agreement in any action, in addition to any other remedy to which such party may be entitled at law or in equity.

        12.10 FURTHER ASSURANCES. Upon and subject to the conditions contained in this Agreement, each party agrees, both before and after the Closing, to use reasonable efforts to take all actions and to do all things necessary to consummate and make effective the transactions contemplated by this Agreement.

        12.11 ARBITRATION. Any disputes arising pursuant to this Agreement shall be settled by arbitration held in Louisville, Kentucky in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Upon such a dispute, the parties will mutually agree upon one arbitrator. In the event the parties are unable to agree upon one arbitrator, each party will select one arbitrator, and each of those arbitrators will agree upon a third arbitrator, who will serve as the sole arbitrator for purposes of this Agreement. Judgment upon the award rendered by the arbitrator may be entered in any court having IN PERSONAM and subject matter jurisdiction. The arbitrator will decide any claim or controversy at issue in accordance with the terms of this Agreement, and will not be authorized to award any damages other than direct compensatory damages actually incurred and proven. The expenses of each party, including its share of the cost of the arbitration, will be borne such party. However, in the event either party institutes arbitration as a result of any claim, suit, action or proceeding being asserted against it by a third party arising out of or in connection with a matter for which the other party is alleged to be responsible under this Agreement, the party instituting arbitration may recover any attorney's fees and expenses to which it became subject in connection with the arbitration in the event such party prevails in such arbitration. The applicable provisions of Kentucky law will govern the role of judicial participation in the enforcement of the decision arising from arbitration and any matters not covered by this Section or the American Arbitration Association rules related to arbitration as well as the empowerment of the arbitrator. This provision will not preclude Roadhouse from obtaining injunctive relief in the appropriate court for breaches or alleged breaches of the covenants contained in ARTICLE VI of this Agreement.

                                  Exhibit A-29

        IN WITNESS WHEREOF, the parties have caused this Agreement and Plan or Reorganization or Exchange to be duly executed as of the day and year first written above.

                                            ROADHOUSE:
                                            Texas Roadhouse, Inc.


                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------


                                            FRANCHISEE:

                                            [                ]


                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------


                                            OWNER:


                                            ------------------------------------
                                            [                ]

      [signature page to Agreement and Plan of Reorganization or Exchange]

                                  Exhibit A-30

                                    EXHIBIT A

                                  BILL OF SALE

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, ________________, a ______ corporation (the "FRANCHISEE"), does hereby grant, bargain, transfer, sell, assign, convey and deliver to Texas Roadhouse, Inc., a Delaware corporation ("ROADHOUSE"), all right, title and interest in and to the Purchased Assets (as such term is defined in the Agreement and Plan or Reorganization or Exchange (the "PURCHASE AGREEMENT"), dated as of ___________ __, 200__ by and among __________, Franchisee and Roadhouse). The Franchisee for itself, its successors and assigns hereby covenants and agrees that, at any time and from time to time forthwith upon the written request of Roadhouse, the Franchisee will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, each and all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required by Roadhouse in order to assign, transfer, set over, convey, assure and confirm unto and vest in Roadhouse, its successors and assigns, title to the Purchased Assets sold, conveyed, transferred and delivered by this Bill of Sale at no additional cost or expense to Franchisee. This Bill of Sale is being executed and delivered by the Franchisee pursuant to the terms of the Purchase Agreement, and terms not defined in this Bill of Sale shall have the meanings set forth in the Purchase Agreement.

Executed at _____________, _________, this _______ day of _____________, 200__.

                                            [FRANCHISEE]

                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------

                                   Exhibit A-1

STATE OF ________        )
                         )
COUNTY OF _________      )

On ______________ ____, 200__, before me, _____________________________
personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                              Witness my hand and official seal.


                              --------------------------------------------
                              Notary Public in and for the State of ______

Commission Expiration:

----------------------

                                   Exhibit A-2

                                    EXHIBIT B

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement is made effective as of ______, 200__ by and between _______________, an _______ corporation ("ASSIGNOR"), and Texas Roadhouse, Inc., a Delaware corporation ("ASSIGNEE").

                              W I T N E S S E T H:

WHEREAS, Assignor, Assignee and the other parties named therein have entered into that certain Agreement and Plan or Reorganization or Exchange (the "PURCHASE AGREEMENT") dated as of _______ __, 200__, providing for the transfer, assignment and conveyance of certain tangible and intangible assets of Assignor (the "PURCHASED ASSETS") to Assignee;

WHEREAS, in connection with the transfer of the Purchased Assets to Assignee, Assignor is to assign its rights under those certain Contracts referred to in the Purchase Agreement, and Assignee is to assume Assignor's obligations thereunder; and

WHEREAS, Assignor desires to assign to Assignee and Assignee desires to assume Assignor's rights and obligations under the Contracts;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1. ASSIGNMENT. Assignor hereby bargains, sells, assigns, transfers and sets over unto Assignee all of its right, title and interest in and to the Contracts.

2. ASSUMPTION OF OBLIGATIONS. Assignee hereby assumes and agrees to pay, perform, and discharge in accordance with the terms thereof, all of the duties, liabilities and obligations of Assignor under the Contracts arising out of or relating to events occurring on or after the date hereof. Assignor and Assignee shall indemnify and hold one another harmless from and against any and all duties, liabilities, obligations and expenses under the Contracts as set forth in the Purchase Agreement.

3. DEFINED TERMS. Terms not defined in this Assignment and Assumption Agreement shall have the meanings set forth in the Purchase Agreement.

                                   Exhibit B-1

IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of ____________, 200_ and effective as of the day and year first above written.

                                            ASSIGNOR:

                                            [NAME OF ASSIGNOR]

                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------


                                            ASSIGNEE:

                                            Texas Roadhouse, Inc.

                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------

                                   Exhibit B-2

                                    EXHIBIT C

                         FORM OF ASSET EXCHANGE OPINION

Franchisee is a corporation incorporated, validly existing and in good standing under the laws of its state of incorporation.

Each of Franchisee and Owner has full power and authority to execute and perform the Agreement and Plan of Reorganization or Exchange and the other agreements contemplated by the Agreement and Plan of Reorganization or Exchange.

The Agreement and Plan of Reorganization or Exchange and the other agreements contemplated by the Agreement and Plan of Reorganization or Exchange have been duly authorized by all necessary action on the part of Franchisee and Owner, enforceable in accordance with their respective terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors generally, and except that we render no opinion with respect to the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies.

The shareholders of Franchisee own all of the issued and outstanding securities of Franchisee. There exist no options, warrants, subscriptions or other rights to purchase, or securities convertible into or exchangeable for, any of the authorized or outstanding securities of Franchisee.

The execution, delivery and performance of the Agreement and Plan of Reorganization or Exchange by Franchisee and Owner does not and will not violate or conflict with any law or with the Articles of Incorporation or Bylaws of Franchisee or, any agreement, indenture or other instrument under which Franchisee or Owner is bound or which any of the Purchased Assets are subject or, any judgment, order, writ, injunction, decree, rule or regulation or result in the creation or imposition of any lien, charge or incumbrance upon any of the Purchased Assets.

No authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor, or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of the Agreement and Plan of Reorganization or Exchange or the agreements contemplated thereby on the part of Franchisee or Owner.

There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or other third party now pending, or threatened against or affecting the Purchase Assets, Franchisee, Owner or the consummation of the transactions contemplated by the Agreement and Plan of Reorganization or Exchange.

Franchisee is not a party to, and none of the Purchased Assets are subject or otherwise affected by, any judgment, order, writ, injunction, decree, rule or regulation that could or does materially adversely affect the Purchased Assets or the Business.

                                   Exhibit C-1

                                    EXHIBIT D

                         FORM OF STOCK EXCHANGE OPINION

        Based upon, and subject to the foregoing, having due regard to such other matters of fact and law as we deem relevant, it is our opinion that:

        1. The Franchisee is duly incorporated and validly existing as a corporation in good standing under the laws of its state of incorporation, with the corporate power to own, lease and operate its properties and assets and to carry on its business in the manner in which such business is now being conducted. The Franchisee is qualified as a foreign corporation, and is in good standing, in the other jurisdictions within the United States of America where the Franchisee has certified to us that it owns, leases or operates properties or conducts business. Each of the Franchisee's Subsidiaries is duly incorporated and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Subsidiaries is qualified as a foreign corporation, and is in good standing, in the jurisdictions within the United States of America where such Subsidiary has certified to us that it owns, leases or operates properties or conducts business. Each of the Subsidiaries has the corporate power to own, lease and operate its respective properties and assets and to carry on its business in the manner in which such business is now being conducted.

        2. Based on our review of the Franchisee's stock transfer records, the Franchisee has an authorized capitalization consisting of _________ shares of common stock, $___ par value, and _________ shares of preferred stock, $___ par value, of which immediately prior to the Effective Time _________ shares of common stock (the "Shares") and no shares of preferred stock were issued and outstanding. Based on our review of the Franchisee's stock transfer records, the Shares comprise all of the issued and outstanding capital stock of the Franchisee. All of the Shares are validly issued and outstanding, fully paid and nonassessable, and were not issued in violation of the preemptive rights of any person. Based on our review of the Stock transfer records of each Subsidiary, each of the Subsidiaries is wholly owned by the Franchisee.

        3. To our knowledge, at the Effective Time, there will be no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments ("Stock Rights") obligating the Franchisee to issue or to transfer from the treasury any additional shares of capital stock or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any shares of capital stock of the Franchisee, and no unissued shares of stock are subject to any preemptive rights. To our knowledge, there are no outstanding contractual obligations of the Franchisee to repurchase, redeem or otherwise acquire any outstanding Shares of capital stock of or other ownership interest in the Franchisee. To our knowledge, none of the Subsidiaries has any outstanding Stock Rights obligating such subsidiary to issue to or transfer from the treasury any additional shares of the capital stock or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any shares of capital stock of such Subsidiary.

        4. To our knowledge, except as set forth in SCHEDULE 4.6 of the Agreement and Plan of Reorganization or Exchange, there is no action, suit or arbitration proceeding (including any grievance proceeding or investigation) pending or threatened, before any court, tribunal, panel, master or governmental agency, authority or body in which the Franchisee or any Subsidiary is a party or to which their respective businesses or properties are subject.

        5. To our knowledge, the Franchisee and the Subsidiaries have all federal, state, local and foreign licenses, permits and other governmental authorizations required in the conduct of their respective businesses and the operation of their respective properties, and, other than as set forth in
SCHEDULE 4.31 of the Agreement and Plan of Reorganization or Exchange, no consent of any governmental agency or body issuing any of such permits, licenses or other governmental authorizations, or otherwise having jurisdiction over the Franchisee or any of the Subsidiaries, their businesses, properties and operations, is required in connection with the execution, delivery or performance of the Agreement and Plan of Reorganization or Exchange by the Franchisee, the consummation of the transactions contemplated thereby or the sale, transfer and delivery of the Shares or the continuation of the Franchisee's and the Subsidiaries' businesses and operations after the Closing.

                                   Exhibit D-1

        6. Neither the execution and delivery of the Agreement and Plan of Reorganization or Exchange nor the consummation of the transaction contemplated thereby will violate or conflict with any provision of the Articles of Incorporation or Bylaws of the Franchisee or any of the Subsidiaries or, to our knowledge, result in a breach of any of the terms and provisions of, or constitute a violation or default (or an event that with notice of lapse of time, or both, would constitute a default) under, or conflict with, (a) any Contract to which the Franchisee or any of the Subsidiaries is or may be bound,
(b) any judgment, decree, order, or award of any court, governmental body or arbitrator to which the Franchisee or any of the Subsidiaries is a party, or (c) any law, rule or regulation applicable to the Franchisee or any of the Subsidiaries.

        7. The Franchisee has the corporate power and authority to execute and deliver the Agreement and Plan of Reorganization or Exchange and to consummate the transactions contemplated thereby by the Franchisee.

        8. The execution, delivery and performance of the Agreement and Plan of Reorganization or Exchange and the consummation of the transaction contemplated thereby have been duly and validly authorized by the Franchisee and no other proceeding on the part of the Franchisee or its stockholders is necessary to consummate the Merger. Upon proper filing of the Certificate of Merger and payment of the required filing fees, the Merger will be effective.

        9. The Agreement and Plan of Reorganization or Exchange and the agreements of the Franchisee attached thereto as exhibits, to be executed in connection therewith by the Franchisee, have been duly executed and delivered by the Franchisee. The Agreement and Plan of reorganization and Exchange and the agreements of the Franchisee attached thereto as exhibits constitute binding obligations, enforceable against the Franchisee in accordance with their respective terms.

                                   Exhibit D-2

                           PRELIMINARY AGREEMENT FOR A
                      TEXAS ROADHOUSE RESTAURANT FRANCHISE

        This Preliminary Agreement ("Agreement") is made and entered into as of the ____ day of ______________, 2003, by and between Texas Roadhouse Development Corporation, a Kentucky corporation ("Texas Roadhouse") and
_____________________ ("you"), whose principal address is set forth on the signature page hereto.

                              W I T N E S S E T H:

        Texas Roadhouse or its affiliates have developed, and Texas Roadhouse has the right to grant franchises for the establishment and operation of, full-service restaurants featuring a specialized menu of steaks and ribs, related food items and full bar service (" Texas Roadhouse Restaurants").

        Texas Roadhouse Restaurants operate under certain trade names, trademarks, service marks, trade dress, logos, symbols, and other proprietary marks, including the service mark "Texas Roadhouse(R)" (the "Marks"), and feature a distinctive exterior and interior design, decor, color scheme and furnishings; special recipes and menu items.

        Texas Roadhouse has experience and know-how in, and the ability to provide assistance and guidance in connection with, the operation of Texas Roadhouse Restaurants.

        You have applied to Texas Roadhouse for a franchise to operate a Texas Roadhouse Restaurant (the "Restaurant"), and such application has been preliminarily approved by Texas Roadhouse, subject to the satisfaction of the following conditions.

        NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

        1. INCORPORATION BY REFERENCE. THE RECITALS ARE INCORPORATED HEREIN BY THIS REFERENCE.

        2. CONDITIONS FOR FINAL APPROVAL OF FRANCHISE. WITHIN 180 DAYS FROM THE DATE OF THIS AGREEMENT, YOU SHALL:

                A. Identify and obtain approval of managerial personnel reasonably acceptable to Texas Roadhouse to be responsible for management of your Texas Roadhouse Restaurant;

                B. Locate and obtain approval of a site suitable for the operation of the Restaurant and acceptable to Texas Roadhouse within the following non-exclusive area ("Designated Area") and demonstrate to Texas Roadhouse's reasonable satisfaction your favorable prospects for obtaining such site:

                ___________________________________________________

                ___________________________________________________

                        (1) You assume all cost, liability, expense and responsibility for locating a site for the Restaurant within the Designated Area. You shall not make any binding commitment with respect to a site for the Restaurant unless the site is approved as set forth below.

                        (2) Any proposed site for the Restaurant shall satisfy site selection guidelines to be provided to you by Texas Roadhouse. Upon identifying a proposed site which meets such guidelines, you shall submit to Texas Roadhouse (in the form specified by Texas Roadhouse) a description of the site, including demographic profile information and other evidence satisfactory to Texas Roadhouse, demonstrating that the site satisfies Texas Roadhouse's site selection guidelines, together with such other information as Texas Roadhouse may reasonably require which confirms your favorable prospects for obtaining the site. You agree that you will submit such information to Texas Roadhouse no later than 90 days after the date of this Agreement. Texas Roadhouse will have 30 days after receipt of this information to approve or disapprove, in its sole discretion, the proposed site as the location for the Restaurant. No site may be used for the location of the Restaurant unless it is first approved in writing by Texas Roadhouse.

                        (3) Texas Roadhouse agrees to provide or arrange for the provision of the site selection services described below:

                                (a)     Texas Roadhouse will provide to you
written site selection guidelines and such site selection assistance as Texas Roadhouse may deem advisable.

                                (b)     If you are not a conversion franchisee,
Texas Roadhouse will provide such on-site evaluation as it may deem necessary on its own initiative or in response to your reasonable request for site approval; provided, however, that Texas Roadhouse shall not provide an on-site evaluation for any proposed site prior to the receipt of all required information and materials concerning such site prepared pursuant to Section 2.B.(2). Texas Roadhouse (or its designee) will provide one (1) on site evaluation for the Restaurant at no additional charge to you but Texas Roadhouse shall have the right to require you to pay or reimburse Texas Roadhouse (or its designee) for its reasonable expenses incurred in making such on-site evaluation. Thereafter, if additional on site evaluations are deemed appropriate by Texas Roadhouse or upon your reasonable request, Texas Roadhouse reserves the right to charge a reasonable fee for performing each such evaluation, together with the payment or reimbursement of the reasonable expenses incurred by Texas Roadhouse (or its designee) in connection with such on-site evaluation. Reasonable expenses include, without limitation, the cost of travel, lodging and meals.

                                (c)     If you are a conversion franchisee,
Texas Roadhouse will conduct a preliminary conversion audit of the proposed site and of the restaurant facility at such site. If Texas Roadhouse determines that its guidelines for site selection are satisfied, it shall preliminarily approve, in its sole discretion and subject to your compliance with Texas Roadhouse's conversion requirements, the proposed site and facility as the location for the Restaurant. No later than 90 days after the execution of this Agreement, you shall also submit to Texas Roadhouse, in the form specified by Texas Roadhouse, any other information required by it in respect of the site and facility, together with evidence satisfactory to Texas Roadhouse that you are able to comply with the requirements of the preliminary conversion audit. Texas Roadhouse shall have thirty (30) days after receipt of this information and materials to identify any other additions or modifications (which shall not materially change or alter the preliminary conversion requirements) that you will be required to complete to Texas Roadhouse's satisfaction prior to commencing business as a Texas Roadhouse restaurant.

                        (4) You acknowledge that Texas Roadhouse's approval of a site and the rendering of assistance in the selection of a site does not constitute a representation, promise, warranty or guarantee by Texas Roadhouse that the Restaurant operated at that site will be profitable or otherwise successful.

                C. Demonstrate to Texas Roadhouse's reasonable satisfaction that you have made appropriate arrangements to secure all necessary investment capital and necessary financing for the establishment of the Restaurant. If any part of your financing involves the offering of securities, partnership or other ownership interests in you, or in any entity which you propose as the franchisee, the following provisions shall apply:

                        (1) No such interests may be offered to the public under the Securities Act of 1933, as amended, nor may they be registered under the Securities Exchange Act of 1934, as amended, or any comparable federal, state or foreign law, rule or regulation. Such interests may be offered by private offering or otherwise only with the prior written consent of Texas Roadhouse, which consent shall not be unreasonably withheld.

                        (2) All materials required for any such private offering by federal or state law shall be submitted to Texas Roadhouse for a limited review prior to being filed with any governmental agency, and any materials to be used in any exempt offering shall be submitted to Texas Roadhouse for such review prior to their use. Texas Roadhouse's review of any offering materials shall be limited solely to the subject of the relationship between you and Texas Roadhouse and its affiliates. No such offering shall imply (by use of the Marks or otherwise) that Texas Roadhouse is participating in an underwriting, issuance or offering of securities of you or Texas Roadhouse or contain any term that is contrary to, or inconsistent with, any provision of the Franchise Agreement. Texas Roadhouse may, at its option, require your offering materials to contain a written statement prescribed by Texas Roadhouse concerning the limitations described in the preceding sentence.

                        (3) You, your owners, and the other participants in the offering must fully indemnify Texas Roadhouse, and its affiliates, their respective partners and the officers, directors, shareholders, partners, agents, representatives, independent contractors, servants and employees of each of them, in connection with the offering.

                        (4) For each proposed offering, you shall pay to Texas Roadhouse a non-refundable fee of Three Thousand Five Hundred Dollars ($3,500), or such greater amount as is necessary to reimburse Texas Roadhouse for its reasonable costs and expenses associated with reviewing the proposed offering, including, without limitation, legal and accounting fees. You shall give Texas Roadhouse written notice at least thirty (30) days prior to the date of commencement of any offering covered by this Paragraph 2.C.

                D. In addition to the information that you must provide to Texas Roadhouse pursuant to Paragraphs 2.A. through C. above, you shall also submit to Texas Roadhouse for its review and written consent, at least 10 business days prior to the proposed date of execution or filing, the following:

                        (1) All material contracts or agreements that you propose to enter into with respect to the Restaurant, including, without limitation, any lease or financing agreement.

                        (2) If you are a corporation, partnership, limited liability company, or other entity, you shall submit to Texas Roadhouse, as applicable, copies of your articles of incorporation, bylaws, partnership agreement, limited liability company articles of organization and operating agreement and all other governing documents and any amendments thereto, as well as resolutions of the Board of Directors, partners or members authorizing entry into and performance of this Agreement and the Franchise Agreement. Your corporate charter or written partnership agreement shall at all times provide that your activities will be confined exclusively to the operation of the Restaurant, unless otherwise consented to in writing by Texas Roadhouse. No contract, instrument, agreement or other document (including your governing documents) shall contain any term that is contrary to or inconsistent with any provision of the Franchise Agreement, as determined by Texas Roadhouse, in its sole discretion.

        3. EXECUTION OF FRANCHISE AGREEMENT. Unless you withdraw your application for a franchise to operate a Texas Roadhouse Restaurant as hereinafter provided, you agree that upon written acknowledgment by Texas Roadhouse that the above conditions have been satisfied and that your franchise application has been finally approved, you will execute Texas Roadhouse's standard Franchise Agreement in the form delivered to you which provides for a franchise fee of $40,000 and a royalty rate of 4%. Notwithstanding the expenditure of time and money that you will incur in attempting to satisfy the conditions set forth in Paragraphs 2.A. through C., you acknowledge that the execution of this Preliminary Agreement does not entitle you to a franchise, nor does it bind or otherwise require Texas Roadhouse to enter into a franchise agreement with you if such conditions are not met.

        4. DEPOSIT. Contemporaneously with the execution of this Preliminary Agreement, you have delivered to Texas Roadhouse a deposit in the sum of $10,000 (the "Preliminary Agreement Deposit") In the event your application for a franchise is finally approved, your Preliminary Agreement Deposit will be applied against the final installment of the initial franchise fee payable to Texas Roadhouse in accordance with Texas Roadhouse's standard Franchise Agreement.

        5.      TERMINATION.

                A. You may withdraw your application for a franchise to operate a Texas Roadhouse Restaurant and terminate this Preliminary Agreement at any time prior to the execution of Texas Roadhouse's standard Franchise Agreement, by a written notice of termination delivered to Texas Roadhouse. If you withdraw your application, your Preliminary Agreement Deposit will be non-refundable.

                B. If you are unable to fulfill the conditions set forth in Paragraph 2.A. through C. within the specified time, Texas Roadhouse will not finally approve your franchise application and may, at any time thereafter, terminate this Preliminary Agreement. In such event, Texas Roadhouse will refund one-half ($5,000) of your Preliminary Agreement Deposit.

        6. CONFIDENTIALITY. You acknowledge that, during the term of this Preliminary Agreement and prior to your execution of the standard Texas Roadhouse Franchise Agreement, you may be provided, orally or in writing, certain trade secrets and confidential information relating to Texas Roadhouse Restaurants and other general information relating to the start up and operations of a Texas Roadhouse Restaurant. You agree to use such trade secrets and confidential information only in connection with the activities contemplated by this Agreement. You agree that you will not, directly or indirectly, disclose or reveal any trade secrets or confidential information of Texas Roadhouse to any person, entity or organization or use any such trade secrets or confidential information for your own benefit or for the benefit of any other person, entity or organization. You acknowledge that this provision is a material part of this Preliminary Agreement, which will survive the termination of this Preliminary Agreement by its terms, or by either party hereto.

        For the purposes of this Paragraph 6, references to "you" shall include all partners if you are a partnership, all shareholders if you are a corporation, and all principals or owners of any other form of entity if you are another legal entity.

YOU ACKNOWLEDGE THAT YOU HAVE READ THIS PRELIMINARY AGREEMENT AND THAT YOU HAVE BEEN GIVEN THE OPPORTUNITY TO CLARIFY ANY PROVISIONS THAT YOU DID NOT UNDERSTAND AND TO CONSULT WITH AN ATTORNEY OR OTHER PROFESSIONAL ADVISOR. YOU REPRESENT THAT YOU UNDERSTAND THE TERMS, CONDITIONS AND OBLIGATIONS OF THIS PRELIMINARY AGREEMENT AND AGREE TO BE BOUND THEREBY.

                                   TEXAS ROADHOUSE DEVELOPMENT CORPORATION

                                   By:
                                       ----------------------------------------
                                        W. Kent Taylor, Chief Executive Officer


                                   YOU


                                   ---------------------------------------------

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:
                                           -------------------------------------
                                           -------------------------------------
                                           -------------------------------------


Deposit:
        ---------------------------------------------------------
Name, Check #, Bank Acct.#:
                            -------------------------------------
Date:
      -----------------------------------------------------------
Check Deposited:
                 ------------------------------------------------
Date:
      -----------------------------------------------------------
Authorized Signature:
                      -------------------------------------------

  Schedule of Franchise Agreements and Preliminary Agreements with Directors,
                   Executive Officers and 5% Stockholders

                                                   PRELIM. AGT.      FRAN. AGT.      FRANCHISE
                                                     SIGNED            SIGNED           FEE         ROYALTY %
     BILLINGS, MT
     TEXAS ROADHOUSE OF BILLINGS, LLC              3/1/2002          11/3/2003              $0          3.50%
     6040 DUTCHMANS LANE, SUITE 400
     LOUISVILLE, KY 40205

     BOSSIER CITY, LA
     ROADHOUSE OF BOSSIER CITY, LLC                3/19/2004                                $0          3.50%
     6040 DUTCHMANS LANE, SUITE 400
     LOUISVILLE, KY 40205

     BROWNSVILLE, TX
     TEXAS ROADHOUSE OF BROWNSVILLE, LTD.          5/14/2002          2/4/2003              $0          3.50%
     6040 DUTCHMANS LANE, SUITE 400
     LOUISVILLE, KY 40205

     EVERETT, MA
     TEXAS ROADHOUSE OF EVERETT, LLC               2/15/2002        11/21/2002              $0          3.50%
     6040 DUTCHMANS LANE, SUITE 400
     LOUISVILLE, KY 40205

     FORT WRIGHT, KY
     FT. WRIGHT ROADHOUSE LLC                      1/23/2002          2/9/2004         $40,000          4.00%
     9403 KENWOOD RD., SUITE A202
     CINCINNATI, OH 45242

     HIRAM, GA
     TEXAS ROADHOUSE OF HIRAM, LLC                 12/4/2002         5/19/2003         $25,000          2.50%
     6040 DUTCHMANS LANE, SUITE 400
     LOUISVILLE, KY 40205

     LONGMONT, CO
     ROADHOUSE OF LONGMONT, LLC                    12/19/2003         5/3/2004              $0          3.50%
     6040 DUTCHMANS LANE, SUITE 400
     LOUISVILLE, KY 40205

     MARIETTA, GA
     TEXAS ROADHOUSE OF MARIETTA, LLC                               11/10/2003         $25,000          2.50%
     6040 DUTCHMANS LANE, SUITE 400
     LOUISVILLE, KY 40205


                                                   PRELIM. AGT.      FRAN. AGT.      FRANCHISE
                                                     SIGNED            SIGNED           FEE         ROYALTY %
     MCKINNEY, TX
     ROADHOUSE OF MCKINNEY, LTD.                    3/16/2004                               $0          4.00%
     6040 DUTCHMANS LANE, SUITE 400
     LOUISVILLE, KY 40205

     MISSOULA, MT
     ROADHOUSE OF MISSOULA, LLC                     3/19/2004                               $0          3.50%
     6040 DUTCHMANS LANE, SUITE 400
     LOUISVILLE, KY 40205

     NEW BERLIN, WI
     ROADHOUSE OF NEW BERLIN, LLC                   3/17/2004                               $0          4.00%
     6040 DUTCHMANS LANE, SUITE 400
     LOUISVILLE, KY 40205

     NEW ORLEANS, LA
     ROADHOUSE OF LOUISIANA, LLC                    4/27/2004                               $0          3.50%
     6040 DUTCHMANS LANE, SUITE 400
     LOUISVILLE, KY 40205

     OMAHA, NE
     ROADHOUSE OF OMAHA, LLC                        3/19/2004                               $0          3.50%
     6040 DUTCHMANS LANE, SUITE 400
     LOUISVILLE, KY 40205

     PADUCAH, KY
     PADUCAH ROADHOUSE, INC.                        3/24/2000        10/17/2001        $40,000          3.50%
     P.O. BOX 459
     JEFFERSONVILLE, IN 47131

     PORT ARTHUR, TX
     TEXAS ROADHOUSE OF PORT ARTHUR, LTD.          12/15/2003        12/15/2003             $0          3.50%
     6040 DUTCHMANS LANE, SUITE 400
     LOUISVILLE, KY 40205


                                                   PRELIM. AGT.      FRAN. AGT.      FRANCHISE
                                                     SIGNED            SIGNED           FEE         ROYALTY %
     TEMPLE, TX
     ROADHOUSE OF AUSTIN III, LTD.                  3/19/2004                               $0          3.50%
     6040 DUTCHMANS LANE, SUITE 400
     LOUISVILLE, KY 40205

     WICHITA, KS
     ROADHOUSE OF WICHITA, LLC                      3/17/2004                               $0          3.50%
     6040 DUTCHMANS LANE, SUITE 400
     LOUISVILLE, KY 40205
